As filed with the SEC on April 8, 2016 .	Registration No. 002-89558
Registration No. 811-03971

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 48

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 55
_____________

PRUCO LIFE
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Sun-Jin Moon
Vice President and Corporate Counsel
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2016 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on __________________ pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2016

PRUCO LIFE INSURANCE COMPANY
VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE LIFE®
INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life”, “us”, “we”, or “our”) under the name Variable Appreciable Life® Insurance.

You may choose to invest your Contract’s premiums and its earnings in one or more of the following ways:

•
Invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Appreciable Account (the “Account”), each of which invests in a corresponding Portfolio of The Prudential Series Fund (the “Series Fund”):

• PSF Conservative Balanced • PSF Diversified Bond • PSF Equity • PSF Flexible Managed • PSF Global	• PSF Government Income • PSF High Yield Bond • PSF Jennison • PSF Money Market	• PSF Natural Resources • PSF Small Capitalization Stock • PSF Stock Index • PSF Value
•	Invest in the Fixed Rate Option, also referred to as “fixed investment option,” which pays a guaranteed interest rate.

•	Invest in the Pruco Life Variable Contract Real Property Account (the “Real Property Account”).

Please Read this Prospectus.  Please read this prospectus and keep it for future reference.  A current prospectus for the Real Property Account accompanies this prospectus.  These prospectuses contain important information about the available Variable Investment Options.  Please read these prospectuses and keep them for future reference.

In compliance with US law, Pruco Life delivers this prospectus to Contract Owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in Pruco Life Variable Appreciable Life® is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmenta

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

TABLE OF CONTENTS
 Page
SUMMARY OF CHARGES AND EXPENSES	1
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
SUMMARY OF CONTRACT RISKS	7
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE SERIES
FUND	10
CHARGES AND EXPENSES	15
PERSONS HAVING RIGHTS UNDER THE CONTRACT	18
OTHER GENERAL CONTRACT PROVISIONS	18
RIDERS	19
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	20
PREMIUMS	21
DEATH BENEFITS	26
CONTRACT VALUES	30
LAPSE AND REINSTATEMENT	33
TAXES	34
DISTRIBUTION AND COMPENSATION	36
LEGAL PROCEEDINGS	37
FINANCIAL STATEMENTS	38
ADDITIONAL INFORMATION	38
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	39

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 1
PSF Diversified Bond Portfolio	Appendix 2
PSF Equity Portfolio	Appendix 3
PSF Flexible Managed Portfolio	Appendix 4
PSF Global Portfolio	Appendix 5
PSF Government Income Portfolio	Appendix 6
PSF High Yield Bond Portfolio	Appendix 7
PSF Jennison Portfolio	Appendix 8
PSF Money Market Portfolio	Appendix 9
PSF Natural Resources Portfolio	Appendix 10
PSF Small Capitalization Stock Portfolio	Appendix 11
PSF Stock Index Portfolio	Appendix 12
PSF Value Portfolio	Appendix 13

Pruco Life Variable Contract Real Property Account	Appendix 14

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for sales of the Contract and transactions.

Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)(2) (Charge is a percentage of premium payments.)	Deducted from premium payments.	5%
Administrative fee	Deducted from premium payments.	$2
Taxes Attributable to Premiums(1) (Charge is a percentage of premium payments.)	Deducted from premium payments.	2.5%
Maximum Deferred Sales Charge (Load)(2) (Charge is a percentage of one scheduled annual premium.)	Upon lapse, surrender, or decrease in the Face Amount.	45%
Surrender fee per $1,000 of Coverage Amount(2)	Upon lapse, surrender, or decrease in the Face Amount.	$5
Withdrawal fee (Charge is based on the withdrawal amount.)	Upon withdrawal.	The lesser of $15 and 2%
Face Amount Change fee	When there is a change in the Face Amount.	$15
Living Needs BenefitSM Rider fee	When the benefit is paid.	$150

(1)
For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by us.

(2)	Duration of charge is limited. See CHARGES AND EXPENSES.

The second table describes the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Portfolio fees and expenses.

Periodic Contract and Optional Rider Charges Other Than The Series Fund's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the   Face Amount.(1)(2)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 30 in the Preferred underwriting class, no riders.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.06 to $83.34 _____________ $0.15(3)
Mortality and Expense Risk fee. (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.60%(4)
Additional Mortality fee for risk associated with certain occupation, avocation, or aviation risks.	Monthly	From $0.10 to $2.08(5)
Fee for the Face Amount. (A charge per $1,000 of Face Amount plus a flat fee.)	Monthly	$0.02 plus $2.50
Fee for an increase to the Face Amount. (Charge per $1,000 of increase in Face Amount.)	Monthly	$0.02
Net interest on loans.(6)	Annually	1.5%
Guaranteed Death Benefit fee for the Face Amount or an increase to the Face Amount. (Charge per $1,000 of the Face Amount or increase in the Face Amount.)	Monthly	$0.01
Level Premium Term Rider.(1)
Minimum and Maximum Charges per $1,000 of rider coverage.
_____________
Level Premium Term Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of rider coverage.)
	Monthly	From $0.16 to $7.91 _____________ $0.19(3)
Child Level Premium Term Rider.(5)(7) (Charge per $1,000 of rider coverage.)	Monthly	$0.45

Accidental Death Benefit Rider.
Minimum and Maximum Charges per $1,000 of coverage.
____________
Accidental Death Benefit fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.04 to $0.64 _____________ $0.07(3)
Option to Purchase Additional Insurance Rider.(1)
Minimum and Maximum Charges per $1,000 of additional insurance amount.
_____________
Option to Purchase Additional Insurance Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of additional insurance amount.)
Monthly	From $0.06 to $0.47 _____________ $0.17(3)
Waiver of Premium Rider.
Minimum and Maximum Charges per $1,000 of coverage.
_____________
Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge per $1,000 of coverage.)
Monthly	From $0.008 to $0.21 _____________ $0.07(3)
Applicant Waiver of Premium Rider.
Minimum and Maximum Charges
(Charge is a percentage of the Contract's applicable premium, and capped at $0.15 per $1,000 of coverage.)
_____________
Applicant Waiver of Premium Rider fee for a representative Contract Owner, male age 30 in the Preferred underwriting class.
(Charge is a percentage of the Contract's applicable premium.)
Monthly	From 0.40% to 3.14% _____________ 0.7%(3)

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)	For example, the highest COI rate is for an insured who is a male/female age 99.
(3)
The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(4)	The daily charge is based on the effective annual rate shown.
(5)
Both the charge and the duration of the charge will vary based on individual circumstances including Issue Age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Face Amount.

(6)
The net interest on loans reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%.  A loan with a variable loan interest rate may be charged a lower effective annual interest rate.  See Loans.

(7)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Series Fund that you will pay periodically during the time you own the Contract.  More detail concerning Portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.34%	0. 82%

(1)	Total Annual operating expense for Real Property Partnership is 6.36%.

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance.  Our variable appreciable life insurance policy is a flexible form of variable universal life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund, in the Fixed Rate Option, or in the Real Property Account.  Although the value of your Contract Fund may increase if there is favorable investment performance in the Portfolios you select, investment returns in the Portfolios are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.  Some features and/or riders described in this prospectus may not be available in all states.  Your Contract's form number is located in the lower left hand corner of the first page of your Contract.

Types of Death Benefit Available Under the Contract

The Death Benefit is an important feature of the Contract.  You may choose one of the following two forms of the Contract.  They each have a different Death Benefit amount.

Contract Form A, level Death Benefit: The Death Benefit will generally be equal to the Face Amount of insurance.  It can never be less than this amount.  The Death Benefit remains fixed in amount (unless the Contract becomes paid-up) and only the Cash Surrender Value will vary with investment experience.  Under a newer version, sold in most jurisdictions beginning in September 1986, the Death Benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable Death Benefit: The Death Benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options.  However, the Death Benefit under Form B, as is true under Form A, will never be less than the initial Face Amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word “Contract” refers to both Form A and B unless specifically stated otherwise.  Under both Form A and B Contracts there is no guaranteed minimum Cash Surrender Value.

Death Benefit Guarantee

The Pruco Life Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

•
We guarantee that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and the least amount we will pay upon the death of the insured is the Face Amount of insurance.

•
If all premiums are not paid when due (or not made up later with interest), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract.  This amount is called the “Tabular Contract Fund”, and it increases each month.  In later years it becomes quite high.  The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero.  This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it.  If you choose otherwise, you may take, in one form or another, the Cash Surrender Value.  See LAPSE AND REINSTATEMENT.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of your Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value.   Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date.

The Tabular Contract Fund is a guideline representing the amount that would be in the Contract Fund if all Scheduled Premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. We guarantee that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.  Your Contract may terminate if the Contract Debt exceeds what the Cash Surrender Value would be if there was no Contract Debt.  We will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force.  See Loans.

Your Scheduled Premium consists of two amounts:

•
The initial amount is payable from the time you purchase your Contract until the Contract Anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the “Premium Change Date”);

•	The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  See PREMIUMS and Tax Treatment of Contract Benefits.  we will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your Contract’s performance. If the performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums.  You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. See The Pruco Life Variable Appreciable Account and the Allocation of Premiums sections.

On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium.  Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.

Investment Choices

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options that invest in Portfolios of The Prudential Series Fund.  You may also invest in the Fixed Rate Option and the Real Property Account.  See The Prudential Series Fund, The Fixed Rate Option, and The Pruco Life Variable Contract Real Property Account. Subsequent net premiums are applied to your Contract as of the end of the Valuation Period in which they are received in Good Order at the Payment Office.

We may add additional Variable Investment Options in the future.

Increasing or Decreasing the Face Amount

Subject to our underwriting requirements determined by us, after the first Contract Anniversary you may increase the amount of insurance by increasing the Face Amount of the Contract.  An increase in the Face Amount is similar to the purchase of a second Contract and must be at least $25,000.  Other conditions must be met before we approve of an increase in the Face Amount.  See Increases in the Face Amount.

You also have the additional option of decreasing the Face Amount of your Contract, without withdrawing any surrender value.  The minimum permissible decrease is $10,000 and will not be permitted if it causes the Face Amount of the Contract to drop below the minimum Face Amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Face Amount is decreased or a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charges) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office.  The Cash Surrender Value of a surrendered Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract, and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  There is an administrative processing fee for each withdrawal in an amount up to $15.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals, and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan.  The maximum loan amount is equal to the sum of (1) 90% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value.  The cash value is equal to the Contract Fund less any surrender charge and less any outstanding loan debt.  The minimum loan amount you may borrow at any one time is generally $500, unless the loan proceeds are used to pay premiums on your Contract.  The minimum loan amount may be lower in some states.  See Loans.

Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it.  Some states allow a longer period of time during which a Contract may be returned for a refund.  In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding.  However, if applicable law does not require a refund of all premium payments made, you will receive the greater of  (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made, less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are Not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.  However, we guarantee that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  See Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit rider or make payments for any disability rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.

Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date.  However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will notify you of the required payment to prevent your Contract from lapsing.  Your payment must be received in Good Order at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse.  If your Contract does lapse, it will still provide some benefits.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle.  Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need.   Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract Year.  The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.  You may make a withdrawal only to the extent that the Cash Surrender Value plus any Contract loan exceeds the applicable tabular cash value.  There is an administrative processing fee for each withdrawal in an amount up to $15.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. See CHARGES AND EXPENSES. Withdrawals from Form B (variable) Contracts will not change the Face Amount of insurance.  However, under most circumstances, withdrawals from a Form A (fixed) Contract will cause a reduction in the Face Amount of insurance by no more than the amount of the withdrawal.

It is important to note that, if the Face Amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount of insurance, you should consult with your tax adviser and your Pruco Life representative. See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

All or a portion of the amount credited to a Variable Investment Option may be transferred to another Variable Investment Option, the Fixed Rate Option, or the Real Property Account.

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts among the Variable Investment Options, to the Fixed Rate Option, or to the Real Property Account.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  There is no charge.  For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.

In addition, you may use our dollar cost averaging feature.  Currently, transfers effected systematically under the dollar cost averaging program described in this prospectus do not count towards the limit of 20 transfers.  In the future, we may count such transfers towards the limit.  See Transfers/Restrictions on Transfers and Dollar Cost Averaging.

Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year and only during the 31-day period beginning on the Contract Anniversary.  The maximum amount you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 31-day period beginning on the Contract Anniversary.  The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account; and (b) $10,000.  See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds.

We will assess a surrender charge if, during the first 10 Contract Years (or 10 years from an increase in the Face Amount of insurance), the Contract lapses, is surrendered, or the Face Amount of insurance is decreased (including as a result of a withdrawal).  The surrender charge is determined by the primary annual premium amount.  It is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.  In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less than the Tabular Contract Fund.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

If your Contract Fund is less than your Contract Debt your Contract will terminate 61 days after we notify you.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing Contract can be protected by increasing the insurance amount of your existing Contract, or by purchasing an additional Contract.  If you are considering replacing a Contract, you should compare the benefits and costs of supplementing your existing Contract with the benefits and costs of purchasing a new Contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option or the Real Property Account.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Prudential Series Fund, The Fixed Rate Option and The Pruco Life Variable Contract Real Property Account.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940 other than the Real Property Account, which invests in a Real Property Partnership.  See the accompanying prospectus for the Pruco Life Real Property Account.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Series Fund prospectus.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Prudential Series Fund.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Series Fund prospectus for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE SERIES FUND

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Appreciable Account

We have established a Separate Account, the Pruco Life Variable Appreciable Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of our other assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.

We are the legal owner of the assets in the Account.  We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time we will transfer capital contributions and earned fees and charges to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Prudential Series Fund

The Prudential Series Fund (the “Series Fund”) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.  Its shares are currently sold only to Separate Accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity Contracts.  On October 31, 1986, the Pruco Life Series Fund, Inc, an open-end diversified management investment company, which sold its shares only to Separate Accounts of ours and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), was merged into the Prudential Series Fund.  Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc.

The Account will purchase and redeem shares from the Series Fund at net asset value.  Shares will be redeemed to the extent necessary for us to provide benefits under the Contract and to transfer assets from one Variable Investment Option to another, as requested by Contract Owners.  Any dividend or capital gain distribution received from a Portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Variable Investment Option.

This Contract offers only Funds managed by Prudential Investments LLC, an affiliated company of Pruco Life (“Affiliated Funds”). Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Funds, which may be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over other funds sponsored and advised by companies not affiliated with Pruco Life.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We may consider those subadviser financial incentive factors in determining which Portfolios to offer under the Contract. Also, in some cases, we offer Portfolios based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Contract Fund Value to the Variable Investment Options that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Pruco Life has selected the Funds for inclusion as investment options under this Contract in Pruco Life’s role as issuer of this Contract, and Pruco Life does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Pruco Life following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

The Series Fund has separate prospectuses for each fund that are provided with this prospectus.  You should read the Series Fund prospectuses before you decide to allocate assets to the Portfolios.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the Portfolios will be met.  Please refer to the list below to see which Portfolios you may choose as your Variable Investment Options.

Investment Manager

Prudential Investments LLC serves as the investment manager for The Prudential Series Fund.

The investment management agreements for The Prudential Series Fund provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Portfolios in which the Account invests, their investment objectives, and each Portfolio’s investment subadvisers.  For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Variable Investment Option	Investment Objective Summary	Subadviser
Prudential Series Fund – Class 1 Shares
PSF Conservative Balanced Portfolio	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM, Inc.; Quantitative Management Associates LLC
PSF Diversified Bond Portfolio	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM, Inc.
PSF Equity Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Flexible Managed Portfolio	Seeks total return consistent with an aggressively managed diversified portfolio.	PGIM, Inc.; Quantitative Management Associates LLC
PSF Global Portfolio	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; T. Rowe Price Associates, Inc.; Quantitative Management Associates LLC; William Blair Investment Management, LLC
PSF Government Income Portfolio	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM, Inc.
PSF High Yield Bond Portfolio	Seeks high total return.	PGIM, Inc.
PSF Jennison Portfolio	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM, Inc.
PSF Natural Resources Portfolio	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio	Seeks long-term growth of capital.	Quantitative Management Associates LLC
PSF Stock Index Portfolio	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates LLC
PSF Value Portfolio	Seeks capital appreciation.	Jennison Associates LLC

As an investment adviser, Prudential Investments LLC charges the Series Fund a daily investment management fee as compensation for its services.  Prudential Investments LLC pays each subadviser out of the fee that Prudential Investments LLC receives from the Series Fund.  Allocations made to all PSF Funds benefit us financially because fees are paid to us or our affiliates by the PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Series Fund prospectus.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Series Fund nor the Series Fund currently foresee any such disadvantage.  The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Contract, we consider the payments that will be made to us.

We receive administrative services payments which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  Currently, the maximum administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.05% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Series Fund associated with the Variable Investment Options.  However, we vote the shares of the Series Fund according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.  Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Fund that require a vote of shareholders.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the  available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the Variable Investment Options.  We may terminate the availability of any variable investment option at any time.  If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer.  We would not do this without any necessary SEC and/or state approval.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of our general account.  The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us.  Subject to applicable law, we have sole discretion over the investment of the general account assets, and   Contract Owners do not share in the investment experience of those assets.  Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than an effective annual rate of 4%.  We are not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.   Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

The Pruco Life Variable Contract Real Property Account

The Pruco Life Variable Contract Real Property Account (the "Real Property Account") is a separate account of ours.  The Real Property Account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, us and Pruco Life Insurance Company of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It is not registered as an investment company under the Investment Company Act of 1940 and is therefore not subject to the same regulation as the Series Fund.  The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.

The Partnership has entered into an investment management agreement with PGIM, Inc. (“PGIM”), under which PGIM selects the properties and other investments held by the Partnership.  Prudential charges the Partnership a daily fee for investment management, which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership’s investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account.  It should be read together with this prospectus by any Contract Owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES, beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Charges for taxes attributable to premiums will be set at one rate for all Contracts like this one. Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year.  If you pay premiums monthly, the charge will be $24 per year.  If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge of 2.5% for taxes attributable to premiums from each premium payment we receive.  The premium tax charge is our estimate of the average burden of state taxes generally.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.  See Company Taxes.

Sales Load Charges

We may charge up to 5% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature.  We will deduct part of this sales load from each premium received whether scheduled or unscheduled in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted.  See Deduction from Premiums.

We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace.  This second part is called the deferred sales charge.  However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary.  The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary.  No deferred sales charge is applicable to the Death Benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract Year, or if there is an increase in the Face Amount of insurance.  Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract Year.  More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary).  The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

Maximum Deferred Sales Load Percentages
For Contracts Surrendered During	The Deferred Sales Charge Will be the Following Percentage of One Scheduled Annual Premium	Which is Equal to the Following Percentage of the Scheduled Premiums Due to Date of Surrender
Entire Year 1
Entire Year 2
Entire Year 3
Entire Year 4
Entire Year 5
First 7 Months of Year 6
First Month of Year 7
First Month of Year 8
First Month of Year 9
First Month of Year 10
First Month of Year 11
   and Thereafter
	25% 30% 35% 40% 45% 45% 40% 30% 20% 10% 0%	25.00% 15.00% 11.67% 10.00% 9.00% 7.50% 5.71% 3.75% 2.22% 1.00% 0.00%

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled Premiums for the second through fifth Contract Years due on or before the date of surrender or lapse.  Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract Years.  This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher.  See PREMIUMS.  To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly.  The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, Contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract Year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the Preferred rating class, even if the insured is in a higher rated risk class.  Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums.  If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted) for premiums paid beyond five years of Scheduled Premiums on an annual basis.  Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the investment option[s] you choose.  We may, on a uniform and non-Contractual basis, withdraw or modify this concession, although we do not currently intend to do so.  If you elect to increase the Face Amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase. See Increases in the Face Amount.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum per $1,000 COI rates.

The net amount at risk is based on your Death Benefit and your Contract Fund; therefore it is impacted by such factors as investment performance, charges, fees, and premium payments. The current, monthly COI rates vary by Face Amount and Contract duration, as well as the issue age, sex, and underwriting class of the insured.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current Attained Age, sex (except where unisex rates apply), smoker/nonsmoker status, and extra rating class, if any.  At most ages, our current COI rates are lower than the maximum rates.  Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

We deduct the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a)
We deduct an administrative charge based on the Face Amount of insurance.  This charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract Owners.  We deduct $2.50 per Contract and up to $0.02 per $1,000 of the Face Amount of insurance.  This charge also applies to increases in the Face Amount of insurance, except for the automatic increase under Contracts issued on insureds of 14 years of age or less.  Currently, the charge of $0.02 per $1,000 of the Face Amount will not exceed $2 per month and is waived for Contracts issued on a Pru-Matic Premium Plan after June 1, 1987.  Thus, we will deduct $44.40 per year for a Contract with the minimum Face Amount of $60,000, not issued on a Pru-Matic Premium Plan basis.  We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(b)
We also deduct a charge of $0.01 per $1,000 of the Face Amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less).  We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the Death Benefit will never be less than the guaranteed minimum Death Benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period.  We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c)	You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders.

(d)	If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted and the Scheduled Premium will be increased.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of each of the Variable Investment Options in an amount equivalent to an effective annual rate of 0.60%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if the Contract is surrendered or lapses when it is in default past its days of grace.  This charge is made to compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records.  We deduct $5 per $1,000 of the Face Amount of insurance (excluding the automatic increase for Contracts issued on insureds aged 14 or less) if the Contract is surrendered or lapses, unless it stays in-force until the end of the 10th Contract Year (later if additional insurance is added after issue).  However, we reduce this charge for Contracts that lapse or are surrendered after the 5th Contract Anniversary.  For each full additional month that the Contract stays in-force on a premium paying basis, we will reduce the surrender charge by $0.0833 per $1,000 of the initial Face Amount of insurance until it reaches zero at the end of the 10th Contract Year.  We do not deduct a surrender charge from the Death Benefit if the insured dies during the first 10 Contract Years or 10 years from an increase in the Face Amount of insurance.

Transaction Charges

(a)	We charge a Withdrawal fee in an amount up to $15 for each withdrawal.

(b)	We may charge a transaction fee of up to $15 for any change in the Face Amount of insurance.

(c)	We charge a Living Needs BenefitSM Rider transaction fee of up to $150 for Living Needs BenefitSM payments.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Series Fund prospectus.

Rider Charges

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  These optional insurance benefits are described in what is known as a “rider” to the Contract.  We deduct a monthly charge from the Contract Fund if additional benefits cause an increase to your Scheduled Premium.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in Good Order.  We may ask you to send us the Contract to be endorsed.  Once we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request.  We may ask you to send us the Contract to be endorsed.  If we receive your request in Good Order, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  If we learn of the inaccuracy after the insured’s death, any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.  If we learn of the inaccuracy before the insured’s death, the Face Amount will be adjusted to what the current scheduled premium would have purchased at the correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life representative can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Face Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain additional benefits, which may increase the Scheduled Premium.  If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund.  These optional insurance benefits will be described in what is known as a “rider” to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident.  Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision).  Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child.  The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account.  Certain restrictions may apply; they are clearly described in the applicable rider.  All riders were only available at Contract issuance, except as noted.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased.  If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when we will have the right to refuse to accept further premiums.  See When a Contract Becomes Paid-Up.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.  Any Pruco Life representative can explain these extra benefits further.  Samples of the provisions are available from us upon written request.

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Any Pruco Life representative can explain these extra benefits further. Samples of the provisions are available from us upon written request.

Living Needs BenefitSM Rider - The Living Needs BenefitSM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.  This rider may be added after Contract issuance, subject to our underwriting requirements.

Subject to state regulatory approval, the Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will never be lower than the Contract's Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form.

The Nursing Home Option is available on the Living Needs BenefitSM Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs BenefitSM claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs BenefitSM.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, we no longer offered these Contracts for sale.  Generally, the minimum initial guaranteed Death Benefit was $60,000.  However, higher minimums are applied to insureds over the age of 75.  Insureds 14 years of age or less may have applied for a minimum initial guaranteed Death Benefit of $40,000.  The Contract was generally issued on insureds below the age of 81.  Before issuing any Contract, we required evidence of insurability, which may have included a medical examination.  Nonsmokers who met Preferred underwriting requirements were offered the most favorable premium rate.  A higher premium is charged if an extra mortality risk is involved.  Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial Death Benefit than a Contract that was individually underwritten.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract.  If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate us both for the additional processing costs (see CHARGES AND EXPENSES) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract Year.  The premium amount depends on the Contract's initial Death Benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification.  If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date.  If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder.  You may change the frequency of premium payments with our consent.

You may elect to have monthly premiums paid automatically under the “Pru-Matic Premium Plan” by pre-authorized transfers from a bank checking account.  Currently, Contract Owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges.  See CHARGES AND EXPENSES.  You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums.  You may make unscheduled premium payments occasionally or on a periodic basis.  If you wish, you may select a higher contemplated premium than the Scheduled Premium.  We will then bill you for the chosen premium.  In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse.  See LAPSE AND REINSTATEMENT.  The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes.  If this happens, loans and other distributions, which would otherwise not be taxable events, may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

We will generally accept any premium payment of at least $25.  We reserve the right to limit unscheduled premiums to a total of $10,000 in any Contract Year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the Death Benefit.  The flexibility of premium payments provides Contract Owners with different opportunities under the two Forms of the Contract.  Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the Death Benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts, which accumulate without current income taxation.

Each Contract sets forth two premium amounts.  The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the “premium change date”).  However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum Contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract.  We will tell you what the amount of your second premium will be.  Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date.  We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount.  Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid.

The following table shows, for two Face Amounts, representative initial Preferred rating and Standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

	$60,000 Face Amount		$100,000 Face Amount
	Preferred	Standard	Preferred	Standard
Male, age 35 at issue	$554.80	$669.40	$902.00	$1,093.00
Female, age 45 at issue	$698.80	$787.60	$1,142.00	$1,290.00
Male, age 55 at issue	$1,556.20	$1,832.20	$2,571.00	$3,031.00

The following table compares annual and monthly premiums for insureds who are in the Preferred rating class.  Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

	$60,000 Face Amount		$100,000 Face Amount
	Monthly	Annual	Monthly	Annual
Male, age 35 at issue	$50.00	$554.80	$80.00	$902.00
Female, age 45 at issue	$62.60	$698.80	$101.00	$1,142.00
Male, age 55 at issue	$136.40	$1,556.20	$224.00	$2,571.00

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher Cash Surrender Values and, at least under Form B, in higher Death Benefits.  Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary.  If this happens, we may refuse to accept any further premium payments.  If a Contract becomes paid-up, the Death Benefit then in-force becomes the guaranteed minimum Death Benefit; apart from this guarantee, the Death Benefit and the Cash Surrender Value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract.  Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up.  Instead, the Death Benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's Attained Age at such time.  See How a Contract's Death Benefit Will Vary.  The term “Contract Fund” refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES.  The term “net single premium,” the factor which determines how much the Death Benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary.  Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract.  If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation.  See Tax Treatment of Contract Benefits.

Processing and Valuing Transactions

Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.

We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

·	trading on the NYSE is restricted;
·	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
·	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.

Allocation of Premiums

On the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from the initial premium. Then the first monthly charges are deducted.  The remainder of the initial premium will be allocated among the Variable Investment Options, the Fixed Rate Option, or the Real Property Account according to the allocations you specified in the application form.  The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, but not earlier than the Contract Date.

After the Contract Date, we deduct a $2 administrative charge, a deduction of up to 5% for sales charges, and 2.5% for taxes attributable to premiums from each subsequent premium payment.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office in accordance with the applicable allocation instructions.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)  With respect to any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount.  You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.

You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office.  Allocation changes may generally be made by mail, phone, fax, or website.  Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax or website.  See Assignment..  There is no charge for reallocating future premiums among the investment options.  If any portion of a premium is allocated to a particular Variable Investment Option, to the Fixed Rate Option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect.  All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase.  The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing Death Benefit for the remaining life of the insured.  If this should occur, we will notify the Contract Owner that no further premium payments are needed.  We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up.  See RIDERS. The revised Contracts will not become paid-up.

We guarantee that the Death Benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates.  The Cash Surrender Value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES) will not be made. The Death Benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

Contracts issued on insureds of 14 years of age or less include a special provision under which the Face Amount of insurance increases automatically to 150% of the initial Face Amount on the Contract Anniversary after the insured reaches the age of 21.  If a Contract becomes paid-up prior to that anniversary, we will, instead of declaring the Contract to be paid-up, increase the Death Benefit by the amount necessary to keep the Contract in-force as a premium paying Contract.  If this should occur, the increase in the Death Benefit on the Contract Anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the Face Amount of insurance.

Transfers/Restrictions on Transfers

If the Contract is not in default, you may, up to four times each Contract Year, transfer amounts from one Variable Investment Option to another Variable Investment Option, to the Fixed Rate Option, or to the Real Property Account, without charge.  Additional transfers may be made with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office.  Transfers may generally be made by mail, phone, fax, or website.  Contracts that are jointly owned or assigned generally cannot conduct transfers by phone fax, or website.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or website will be rejected, even in the event that it is inadvertently processed.

Multiple transfers received during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Currently, certain transfers effected systematically under the dollar cost averaging program do not count towards the limit of four transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers among investment options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one investment option to another, or may be in terms of a percentage reallocation among investment options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year and only within 31 days following each Contract Anniversary.  The maximum amount that may be transferred out of the Fixed Rate Option each year is currently the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  Such transfer requests received prior to the Contract Anniversary will take effect on the Contract Anniversary.  Transfer requests received within the 31-day period beginning on the Contract Anniversary will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining). Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-adviser) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Series Fund has adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectus for the Series Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that the Series Fund may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Series Fund in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Series Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Series Fund.

The Series Fund may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  The Series Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Series Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, the Series Fund has not adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging (“DCA”).  Upon your request, premiums will be allocated to the portion of the Money Market Subaccount used for this feature (the “DCA account”).  Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market Subaccount and the Fixed Rate Option, but including the Real Property Account.  Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option.  These amounts are subject to change at our discretion.  The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment.  When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at our discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers.  In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the Valuation Period on the Monthly Date, provided the New York Stock Exchange (“NYSE”) is open on that date.  If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the Valuation Period on the next day that the NYSE is open.  If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the Valuation Period on the last day of the month that the NYSE is open.  Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract Owner gives notification of a change in allocation or cancellation of the feature.  If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market Subaccount.  Currently there is no charge for using the DCA feature.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months for the purpose of lowering the insured's Issue Age, but only to a date not earlier than six months prior to the application date.  This may be advantageous for some Contract Owners as a lower Issue Age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or partial withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to: (1) the Fixed Rate Option; and (2) Contracts in-force as extended term insurance, for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check.  Any Pruco Life representative can explain the options upon request.

In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may have selected from two types of Death Benefit at issue.  A Contract with a Form A Death Benefit has a Death Benefit, which will generally equal the initial Face Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  The Scheduled Premium shown in the Contract will be the same for a given insured, regardless of what Contract Form you chose.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Form B Death Benefit has a Death Benefit, which will generally equal the Face Amount plus, if any, excess Contract Fund over the Tabular Contract Fund Value.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for Form B Contract may be less than the increase in Cash Surrender Value for a Form A Contract because a Form B Contract has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Face Amount stated in the Contract, plus the amount, if any, by which the Contract Fund exceeds the Tabular Contract Fund Value.

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased, on the Contract Anniversary after the insured's 21st birthday, to 150% of the initial Face Amount, so long as the Contract is not then in default.  This new Face Amount becomes the new guaranteed minimum Death Benefit. The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See When a Contract Becomes Paid-Up.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  See CHARGES AND EXPENSES.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Contract Owners of a Form A Contract should note that any withdrawal may result in a reduction of the Face Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Face Amount below the minimum Face Amount.  For Form B Contracts, withdrawals will not change the Face Amount, will not incur a surrender charge for a withdrawal, and are not restricted if a minimum size Contract was purchased.  See Withdrawals.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms.  Contract Form A will become paid-up more rapidly than a comparable Form B Contract.  But Contract Owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the Death Benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large Cash Surrender Value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up.  Instead, the Death Benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium.  Thus, instead of becoming paid-up, we will increase the Contract's Death Benefit so it will always be large enough to meet the Internal Revenue Code's definition of life insurance.  Whenever the Death Benefit is determined in this way, we reserve the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  Moreover, in September 1986 we began issuing revised versions of both Form A and Form B Contracts.  The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the Death Benefit under the revised Contract operates differently and will not become paid-up.

 1. Original Contracts:

(A)
If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up.  The Death Benefit does reflect a deduction for the amount of any Contract Debt.  See Loans.

(B)
If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract.  The “Tabular Contract Fund Value” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1)	you paid only Scheduled Premiums;
(2)	you paid Scheduled Premiums when due;
(3)	your selected investment options earned a net return at a uniform rate of 4% per year;
(4)	we deducted full mortality charges based upon the 1980 CSO Table;
(5)	we deducted maximum sales load and expense charges; and
(6)	there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract remains in-force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract.  The Death Benefit will also reflect a deduction for the amount of any Contract Debt.  See Loans.  Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:

(A)
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex.  This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

Generally, whenever the Death Benefit is determined in this way, we will continue to accept the average of all premiums paid over the last five years; however, we reserve the right to refuse to accept any further premium payments.

You may increase or decrease the Face Amount of your Contract, subject to certain conditions, regardless of the form type or the issue date of your Contract.  See Increases in the Face Amount and Decreases in the Face Amount.

Increases in the Face Amount

After your first Contract Anniversary, you may increase your amount of insurance by increasing the Face Amount of the Contract (which is also the guaranteed minimum Death Benefit).  The increase will be subject to state approval and the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change by sending us a request in Good Order to our Service Office;
(2)	the amount of the increase in the Face Amount must be at least $25,000;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	you must pay an appropriate premium at the time of the increase;
(6)	we must not be paying premiums into the Contract as a result of the insured’s total disability; and
(7)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the re-calculated charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in the Face Amount.  However, we reserve the right to deny the increase if we change any of the bases on which benefits and charges are calculated for newly issued Contracts between the Contract Date and the date of your requested increase.

An increase in the Face Amount resulting in a total Face Amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a nonsmoker, which provides lower current cost of insurance rates.

Upon an increase in the Face Amount, we will re-calculate the Contract's Scheduled Premiums, deferred sales and transaction charges, tabular values, and monthly deductions from the Contract Fund.  Requests for increases received within six months after the most recent Contract Anniversary will be effective on your choice of the prior or the next Contract Anniversary and is limited only by applicable state law.  Requests for increases received more than six months after the most recent Contract Anniversary will be effective on the following anniversary.  A payment will be required on the date of increase, which will depend, in part, on the Contract Anniversary you select for the re-calculation.  We will tell you the amount of the required payment.  You should also note that an increase in the Face Amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits.  Therefore, before increasing the Face Amount, you should consult your own tax adviser and Pruco Life representative.

If the increase is approved, the new insurance will take effect once we receive the proper forms, any medical evidence necessary to underwrite the additional insurance, and any additional premium amount needed for the increase.

We will assess, upon lapse or surrender, following an increase in the Face Amount, the sum of (a) the deferred sales and transaction charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and transaction charges that would have been assessed if the increase in Death Benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered.  All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums.  An increase in the Face Amount triggers new contingent deferred sales and transaction charges, therefore, you should not elect to increase the Face Amount of your Contract if you are contemplating a total or partial surrender or a decrease in the Face Amount of insurance.

An increase in the Face Amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load.  See CHARGES AND EXPENSES.  Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule as described.  The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase.  Thus, a Contract Owner considering an increase in the Face Amount should be aware that such an increase will incur charges comparable to the purchase of a new Contract.

If you elect to increase the Face Amount of your Contract, you will receive a “free-look” right and a right to convert to a fixed benefit Contract, which applies only to the increase in the Face Amount, not the entire Contract.  The “free-look” right is comparable to the right afforded to the purchaser of a new Contract.  You may exercise the “free-look” right within 45 days after execution of the application for the increase or within 10 days after you receive your Contract with the increase, whichever is later. Some states allow a longer period of time during which a Contract may be returned for a refund.  See Canceling the Contract.  Charges deducted after the increase will be re-calculated as though no increase had been applied.

You may transfer the total amount attributable to the increase in the Face Amount from the Variable Investment Options or the Real Property Account to the Fixed Rate Option at any time within two years after an increase in the Face Amount.

The right to convert the increase in the Face Amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased.  There may be a cash payment required upon the exchange.

Decreases in the Face Amount

You have the option of decreasing the Face Amount of insurance of the Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least $10,000;
(2)	the Face Amount of insurance after the decrease must be at least equal to the minimum Face Amount of insurance applicable to your Contract; and
(3)	if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the decrease, we will send you new Contract Data pages showing the new Face Amount, tabular values, Scheduled Premiums, charges, values, and limitations.  A Contract is no longer eligible for the Select Rating if the Face Amount is reduced below $100,000.  Currently, a $15 transaction fee is deducted from the Contract Fund in connection with a decrease in the Face Amount of insurance.  We will also reduce your Contract Fund value by deducting a proportionate part of the contingent deferred sales and surrender charges, if any.

We may decline a decrease in the Face Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Face Amount is decreased there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in the Face Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its Cash Surrender Value while the insured is living.  A partial surrender involves splitting the Contract into two Contracts.  One Contract is surrendered for its Cash Surrender Value; the other is continued in-force on the same terms as the original Contract except that premiums and Cash Surrender Values will be based on the new Face Amount.  You will be given a new Contract document.  The Cash Surrender Value and the guaranteed minimum Death Benefit of the new Contract will be proportionately reduced.  The reduction is based upon the Face Amount of insurance.  The Face Amount of insurance must be at least equal to the minimum Face Amount applicable to the insured's Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  For reduced paid-up Contracts, both the Death Benefit and the guaranteed minimum Death Benefit will be reduced.

To surrender your Contract, we may require you to deliver or mail the following items, in Good Order, to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of all or part of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  Specifically, we require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s cash surrender value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

How a Contract’s Cash Surrender Value Will Vary

The Cash Surrender Value (taking into account the deferred sales and transaction charges, if any) will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at the Customer Value Service Center.  The Contract’s Cash Surrender Value on any date will be the Contract Fund less any deferred sales and transaction charges, if any, and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	increases or decreases in the value of the Real Property Account, if that option has been selected;
(3)	interest credited on any amounts allocated to the Fixed Rate Option; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible that the Cash Surrender Value of a Contract could decline to zero because of unfavorable investment performance or outstanding Contract Debt, even if you continue to pay Scheduled Premiums when due.

Loans

You may borrow an amount up to the “loan value” of your Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the cash value attributable to the Variable Investment Options; plus (2) 100% of an amount equal to the portion of the cash value attributable to the Fixed Rate Option and to prior loan[s] supported by the Fixed Rate Option, minus the portion of any charges attributable to the Fixed Rate Option.  The minimum loan amount you may borrow at any one time is generally $500, unless the proceeds are used to pay premiums on your Contract.  The minimum loan amount may be lower in some states.

If you request a loan you may choose one of two interest rates.  You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%.  Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice versa, with our consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate we determine at the start of each Contract Year (instead of at the fixed 5.5% rate).  This interest rate will not exceed the greatest of: (1) the “Published Monthly Average” for the calendar month ending two months before the calendar month of the Contract Anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The “Published Monthly Average” means Moody's Corporate Bond Yield Average - Monthly Average Corporate, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued.  For example, the Published Monthly Average in 2015 ranged from 3.84% to 4.62%.

Interest payments on any loan are due at the end of each Contract Year.  If interest is not paid when due, it is added to the principal amount of the loan.  The Contract Debt is the principal amount of all outstanding loans plus any interest accrued to date.  If at any time your Contract Debt exceeds the Contract Fund, we will notify you of its intent to terminate the Contract in 61 days, within which time you may pay enough to keep the Contract in-force. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the policy is terminated for excess Contract Debt, it cannot be reinstated.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract.

•
While a fixed rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment options.

•
While a variable rate loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund, but it will be credited with a rate which is less than the variable loan interest rate for the Contract Year by no more than 1%, rather than with the actual rate of return of the applicable investment options.  Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract Year.  If a loan remains outstanding at a time when we fixed a new rate, the new interest rate applies as of the next Contract Anniversary.

A loan will not affect the amount of the premiums due.  If the Death Benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract Debt will be deducted from the Death Benefit or the Cash Surrender Value otherwise payable.

A loan will have a permanent effect on a Contract's Cash Surrender Value and may have a permanent effect on the Death Benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining in those investment options.  The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited upon the amount of the loan balance while the loan is outstanding, the Contract values will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.  If your repayment is received within 21 days of the Contract Anniversary, it will be applied first to the accrued interest, then to capitalized interest, with any remainder applied to the original loan principal.  Most repayments received prior to this time period will be applied first to capitalized interest, then to accrued interest, then to the original loan principal.

The amount of a loan repayment that is applied to the principal loan amount is first allocated based on the same proportion in which it was taken from the Fixed Rate Option and Variable Investment Options, including the Real Property Account.  The variable portion is then applied proportionately to the applicable Variable Investment Options, based on the balances in those options, at the time of the loan repayment.

If you fail to keep the Contract in-force, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	We must receive a request for the withdrawal in Good Order at our Service Office.
(b)
The Contract Fund after the withdrawal must not be less than the Tabular Contract Fund Value for the new Face Amount.  (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)

(c)	The amount withdrawn may not be larger than an amount sufficient to reduce the Cash Surrender Value to zero.
(d)	The withdrawal amount must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract.
(e)	The Face Amount after withdrawals must be at least equal to the minimum Face Amount shown in the Contract.
(f)	You may make no more than four withdrawals in each Contract Year.

There is an administrative processing fee for each withdrawal in an amount up to $15.  An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw.

Under a Form A Contract, the Face Amount of insurance is reduced by no more than the withdrawal amount.  We will not permit a withdrawal if it will result in a new Face Amount of less than the minimum Face Amount shown under List of Contract Minimums in your Contract Data pages.  A withdrawal under a Form A Contract may also result in a reduction in the Contract Fund by the withdrawal amount and by a proportionate amount of any applicable withdrawal charges, based upon the percentage reduction in the Face Amount.  Form A Contract Owners who make a withdrawal will be sent replacement Contract pages showing the new Face Amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

It is important to note that if the Face Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in the Face Amount, you should consult with your tax adviser and your Pruco Life representative.  See Tax Treatment of Contract Benefits.

Under a Form B Contract, the Cash Surrender Value and the Contract Fund value are reduced by the amount of the withdrawal, and the Death Benefit is reduced accordingly.  Neither the Face Amount of insurance nor the amount of Scheduled Premiums will change due to a withdrawal of excess Cash Surrender Value under a Form B Contract.  No surrender charges will be assessed for a withdrawal under a Form B Contract.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default, even if Scheduled Premiums continue to be paid when due.  Withdrawal of part of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's Variable Investment Option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the next Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.)  This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default.  Should this happen, we will send the Contract Owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis.  This payment must be received in Good Order at the Payment Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that has lapsed may be reinstated within three years from the date of default unless the Contract has been surrendered for its Cash Surrender Value.  To reinstate a lapsed Contract, we require a written request for reinstatement in Good Order at our Service Office, renewed evidence of insurability, submission of certain payments due under the Contract, and that the Insured is living on the date the Contract is reinstated.

If a Contract does lapse, it may still provide some benefits.  Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits.  You can receive the Cash Surrender Value by making a request of us  prior to the end of the 61 day grace period.  You may also choose one of the two options described below for which no further premiums are payable.

1.
Fixed Extended Term Insurance.  With two exceptions explained below, if you do not communicate at all with us, life insurance coverage will continue for a length of time that depends on the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured.  The insurance amount will be what it would have been on the date of default taking into account any Contract Debt on that date.  The amount will not change while the insurance stays in-force.  This benefit is known as extended term insurance.  If you request, we will tell you in writing how long the insurance will be in effect.  Extended term insurance has a Cash Surrender Value, but no loan value.

Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided.  In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2.
Variable Reduced Paid-Up Insurance.  Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured.  The initial insurance amount will depend upon the Cash Surrender Value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract Debt, if any), and the age and sex of the insured.  This will be a new guaranteed minimum Death Benefit.  Aside from this guarantee, the Cash Surrender Value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier.  See When a Contract Becomes Paid-Up. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans.  Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds.  Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets our needs, within three months of the date of default; it will be available to such Contract Owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt.  In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•	Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount of insurance is made (or a rider removed).  The addition of a rider or an increase in the Face Amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code.  We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000.  The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans.  We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan.  Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan.  Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT.  Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

Company Taxes

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

The earnings of the Account are taxed as part of  our operations.  Currently, no charge is being made to the Account for our federal income taxes.  We periodically review the question of a charge to the Account for our federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Pruco Securities”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Pruco Securities’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us.  The Contract was sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law.  The Contract may have also been sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities received gross distribution revenue for its variable life insurance products of $97,551,382 in 2015, $81,216,863 in 2014, and $58,142,132 in 2013.  Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives.  Pruco Securities retained compensation of $2,464,259 in 2015, $2,359,868 in 2014, and $2,192,800 in 2013.  Pruco Securities offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on the scheduled premium.   The scheduled Premium will vary by Issue Age, sex, smoker/non smoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the first Scheduled Premium, and up to 8% on premiums received up to the next nine Scheduled Premiums.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

If the Face Amount is increased, broker-dealers will receive compensation of up to 99% on premiums received up to the first Scheduled Premium for the increase received in the first 12 months following the effective date of the increase and up to 8% of premiums received up to the next nine Scheduled Premiums for the increase.  Moreover, broker-dealers will receive compensation of up to 6% on premiums received following the effective date of the increase to the extent that premiums exceed the first 10 Scheduled Premiums in years two through five, up to 4.5% on premiums received in years six through 10, and up to 3% beyond 10 years.

Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2015) that received payment or accrued a payment amount with respect to variable product business during 2015 may be found in the Statement of Additional Information.  The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2015 were $1.00 and $9,388,927, respectively

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. As of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Pruco Securities to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.

FINANCIAL STATEMENTS

Our audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract.  The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to Contract Owners that reside outside of the United States.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Cyber Security Risks

We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Attained Age - The insured’s age on the Contract Date plus the number of Contract Years since then.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charges.  Also referred to in the Contract as “Net Cash Value.”

Contract - The individual variable life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is issued, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount at any time credited to the Contract.  On any date, it is equal to the sum of the amounts in all Variable Investment Options, the Real Property Account, the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Death Benefit - The amount payable upon the death of the insured before the deduction of any outstanding Contract Debt.

Face Amount - The amount[s] of life insurance as shown in the Contract's schedule of Face Amounts, including any applicable increases.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%. Also referred to in the Contract as “fixed investment option.”

Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Issue Age - The insured's age as of the Contract Date.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default.  Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office.  Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office.  There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Pruco Life Insurance Company - Pruco Life, us, we, our.  The company offering the Contract.

Scheduled Premiums - Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

Separate Account - Amounts under the Contract that are allocated to the Funds held by us in a Separate Account called the Pruco Life Variable Appreciable Account (the "Account" or the "Registrant").  The Separate Account is set apart from all our  general assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life conducts.

Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176.  Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office.  Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means.  There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Subaccount - An investment division of the Account, the assets of which are invested in the shares of the corresponding Portfolio of the Series Fund.

The Pruco Life Variable Contract Real Property Account - A separate account (the "Real Property Account") that consists of a portfolio of commercial and residential real properties.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time.)

To Learn More About Pruco Life Variable Appreciable Life®

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 2-89558.  The SAI contains additional information about the Pruco Life Variable Appreciable Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life Variable Appreciable Life® SAI, material incorporated by reference, and other information about us.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the SAI, personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940, Registration No. 811-03971

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Appreciable Account
Pruco Life Insurance Company

Variable Appreciable Life ®
Insurance Contracts

This Statement of Additional Information is not a prospectus.  Please review the Variable Appreciable Life® prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2016.

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1
Cyber Security	2

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
Sales to Persons 14 Years of Age or Younger	3
How a Type A and B Contract's Death Benefit Will Vary	3
Right to Exchange a Contract for a Fixed-Benefit Insurance Policy	5
Reports to Contract Owners	5

UNDERWRITING PROCEDURES	5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	5

DISTRIBUTION AND COMPENSATION	5

EXPERTS	8

PERFORMANCE DATA	8
Average Annual Total Return	8
Non-Standard Total Return	9
Money Market Yield	9

FINANCIAL STATEMENTS	9

GENERAL INFORMATION AND HISTORY

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company founded on December 23, 1971 under the laws of the state of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $115,795,950 in 2015, $86,644,753 in 2014, and $46,570,355 in 2013, of which the life business accounted for $35,996,482, $23,446,978, and $5,619,900, respectively.

Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Our individual life reinsurance treaties covering Pruco Life Variable Appreciable Life ® Insurance provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the Face Amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

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TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). TransCentra received $1,620,970 in 2015, $1,718,271 in 2014, and $1,857,429 in 2013 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

Cyber Security

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs.  Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us.  Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract.  Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against.  Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.

Upon receipt of a request for life insurance from a prospective Contract Owner, we will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made.  A Contract cannot be issued until this underwriting procedure has been completed.

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These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement.  This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date we determine the proposed insured’s Issue Age.  It represents the first day of the Contract Year and the commencement of the suicide and contestable periods for purposes of the initial Face Amount of insurance.

If the minimum initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract Date.  If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the minimum initial premium, the Contract Date will be determined as described above.  Upon receipt of the balance of the minimum initial premium, the total premiums received will be applied as of the date that the minimum initial premium was received in Good Order.

If the minimum initial premium is received after the Contract Date, it will be applied as of the date it is received in Good Order.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received in Good Order, charges due prior to the initial premium receipt date will be deducted from the initial premium.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Sales to Persons 14 Years of Age or Younger

Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the Face Amount of insurance will automatically be increased on the Contract Anniversary after the insured's 21st birthday to 150% of the initial Face Amount, so long as the Contract is not then in default.  The Death Benefit will also usually increase, at the same time, by the same dollar amount.  In certain circumstances, however, it may increase by a smaller amount.  See How a Form A and B Contract’s Death Benefit Will Vary, below.  This increase in Death Benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract.  The automatic increase in the Face Amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract.  A Contract Owner should consult with a Pruco Life representative before making unscheduled premium payments.

How a Type A and B Contract's Death Benefit Will Vary

There are two forms of the Contract, Form A and Form B.  Moreover, in September 1986 Pruco Life began issuing revised versions of both Form A and Form B Contracts.  The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the Death Benefit under the revised Contract operates differently and will not become paid-up.

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 1. Original Contracts:

(A)
If a Form A Contract is chosen, the Death Benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up.  The Death Benefit does reflect a deduction for the amount of any Contract Debt.

(B)
If a Form B Contract is chosen, the Death Benefit will vary with investment experience and premium payments. Assuming no Contract Debt, the Death Benefit under a Form B Contract will, on any day, be equal to the Face Amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable “Tabular Contract Fund Value” for the Contract.  The “Tabular Contract Fund Value” for each Contract Year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

(1) you paid only Scheduled Premiums;
(2) you paid Scheduled Premiums when due;
(3) your selected investment options earned a net return at a uniform rate of 4% per year;
(4) we deducted full mortality charges based upon the 1980 CSO Table;
(5) we deducted maximum sales load and expense charges; and
(6) there was no Contract Debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract.  Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract Debt, the Death Benefit will equal the Face Amount if the Contract Fund equals the Tabular Contract Fund Value.  If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the Death Benefit will be the Face Amount plus that excess amount.  If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the Death Benefit will not fall below the initial Face Amount stated in the Contract.  The Death Benefit will also reflect a deduction for the amount of any Contract Debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the Death Benefit.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the Death Benefit will be calculated as follows:

(A)
Under a Form A Contract, the Death Benefit will be the greater of (1) the Face Amount; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  In other words, the second alternative ensures that the Death Benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B)
Under a Form B Contract, the Death Benefit will be the greater of (1) the Face Amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of Death Benefit at the insured's Attained Age on that date.  Thus, under the revised Contracts, the Death Benefit may be increased based on the size of the Contract Fund and the insured's Attained Age and sex.  This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  The net single premium is used only in the calculation of the Death Benefit, not for premium payment purposes.  The following is a table of illustrative net single premiums for $1 of Death Benefit.

Male Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund	Female Attained Age	Net Single Premium	Increase in Insurance Amount Per $1 Increase in Contract Fund
5 25 35 55 65	.09884 .18455 .25596 .47352 .60986	$10.12 $ 5.42 $ 3.91 $ 2.11 $ 1.64	5 25 35 55 65	.08198 .15687 .21874 .40746 .54017	$12.20 $ 6.37 $ 4.57 $ 2.45 $ 1.85

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Whenever the Death Benefit is determined in this way, Pruco Life reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the Face Amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract Owners to transfer their entire Contract Fund to the Fixed Rate Option at any time within two years of any increase in Face Amount with respect to the amount of the increase.  This is done without regard to the otherwise applicable limit of four transfers per year.  This conversion right will also be provided if the Series Fund or one of its Portfolios has a material change in its investment policy.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Pruco Securities”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Face Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

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Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2015) that received payment or accrued a payment amount with respect to variable product business during 2015.  The least amount of cash compensation paid or accrued and the greatest amount paid or accrued during 2015 were $1.00 and $9,388,927, respectively.

Name of Firms:

1st Global Capital Corporation,  1st Global Ins Svs Inc, 1st Global Insurance Agency of MA Inc, 3 Mark Equities Inc (J Clay), Agency Services of AR Inc,  Allstate Financial Services LLC, American General Ins Agcy Inc, American Express Ins Agency of MA Inc, American Express Ins Agency of TX, American Express Ins Agency of TX Inc, American General Ins Agcy Inc, American General Ins Agency Inc, American Independent Securities Group LLC, American Investors Co, American Portfolios Fin Svcs Inc, American Portfolios Financial Services Inc, Ameriprise Financial Services Inc, Ameritas Investment Corp, Ameritas Investment Corporation, Aon Consulting Inc, Arlington Securities Inc , Arque Capital Ltd, Arvest Insurance Inc, Associated Securities Corp, Associates Diversified Brokerage Inc, Ausdal Financial Partners Inc, Avisen Securities Inc, Axa Network LLC, Ayco Services Ins Agcy Inc (K Oster),  Baird Insurance Services, Baird Insurance Services Inc,  Baird Insurance Services Incorporated, BB& T Insurance Services Inc,  BB & T Investments Services Inc, BBVA Compass Insurance Agency Inc,  BCG Securities Inc, Benefit Funding Services LLC, Berthel Fisher & Co Fin Svcs Inc, Berthel Fisher & Co Financial Services I, Berthel Fisher & Company Insurance Inc, Bristol Financial Services Inc, Broker Dealer Financial Services, Broker Dealer Financial Services Corp, Broker Dealer Financial Svcs Corp, Brokers International Financial Services, Brooklight Place Securities Inc, Cabot Lodge Securities LLC, Cadaret Grant & Co Inc, Cadaret Grant and Co Inc, Cadaret Grant and Co Inc, (B Ullman) , Cadaret Grant Ins Agency of Ohio Inc, Calton & Associates Inc, Cambridge Investment Research Inc, Capital Financial Services Inc, Capital Investment Group Inc (B Long) , Capital Investment Group Inc (J Christian) , Capital Synergy Partners Inc, CBIZ Benefits & Ins Svs Inc, CBIZ Benefits & Insurance Srvcs, CC Services Inc, CCO Investment Services Corp, Centara Capital Securities Inc, Centaurus Financial Inc, Centaurus Texas Inc, Centerre Capital LLC, CES Insurance Agency Inc, CES Insurance Agency of TX Inc, Cetera Advisor Network LLC, Cetera Advisor Networks Insurance Services LLC, Cetera Advisor Networks LLC, Cetera Advisor Networks LLCC, Cetera Advisors Insurance Services LLC, Cetera Advisors LLC, Cetera Financial Specialist LLC, Cetera Financial Specialists LLC, Cetera Financial Specialists LLC, (H Powell) , Cetera Investment Services LLC, Cetera Investment Services LLC (K Hendershot), CFD Investments Inc, Chase Insurance Agency, Chase Insurance Agency Inc, Citigroup Life Agency LLC, Citizens Securities Inc, Clark Consulting Inc, Clark Securities Inc, Client One Securities LLC, CMS Investment Resources LLC, Comerica Insurance Services Inc, Commonwealth Financial Network, Comprehensive Asset Management, Comprehensive Asset Management & Servicing, Comprehensive Asset Management & Servicing Inc, Comprehensive Brokerage Services Inc, Comprehensive Brokerage Svcs (Tilchin) , Coordinated Capital Securities, Coordinated Capital Securities Inc, CPS Financial & Insurance Services Inc, CPS Financial & Insurance Services Inc (A Holden) , Crown Capital Ins Agency of NV Inc, Crown Capital Insurance Agency LLC,  Crown Capital Securities LP, Crown Capital Securities LP (T Burns) , Curtis Insurance LLC, (E Searfoss) , Cuso Financial Services Inc,  Cuso Financial Services LP, Cutter & Company Brokerage Inc, Delta Trust Insurance Agency Inc, Dempsey Fin Network Inc, Dempsey Fin Network Inc (B Hastings) , Edward D Jones & Co LP, Edward Jones & Co Inc, Edward Jones Ins Agcy of CA LLC, Edward Jones Ins Agcy of MA LLC, Edward Jones Ins Agcy of NM LLC, Edward Jones Ins Agcy of OH LLC, Edwin C Blitz Investments Inc, (M Fastert) , Ellen P Radcliffe, Enterprise General Ins Agency Inc, Enterprise Securities Company, Equity Services Inc, Essex Financial Services Inc, Executive Ins Agency Inc, Executive Insurance Agency Inc, Farmers Financial Solutions, FASI of TX Inc, FBL Marketing Services LLC, Fifth Third Insurance Agency Inc, Fifth Third Securities Inc, Financial Planning Consultants, Financial Telesis Inc, Financial West Group, Financial West Investment Group, Fintegra LLC, First Allied Securities, First Allied Securities Inc, First Brokerage America LLC, First Dakota Inc, First Global Ins Svc Inc, First Global Ins Svcs Inc, First Global Ins Svs Inc, First Global Insurance Services Inc, First Heartland Capital Inc, First Heartland Capital Inc (D Hoff), First State

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Financial Mgmt Inc, FNBB Capital Markets LLC, Foothill Securities Inc, Foresters Equity Services Inc, Forthright Agency of AZ Inc, Forthright Agency of NJ Inc (J Heald), Forthright Agency Of Ohio Inc, Forthright Agency of Ohio Inc (C Bentz), Forthright Ins Agency of MA, Forthright Insurance Agency of MA, Fortune Financial Services Inc, Fortune Financial Services Inc, Fortune Securities Inc, Founders Financial Securities LLC, Founders Financial Securities, LLC, FSC Agency Inc, FSC Securities, FSC Securities Corp, FSC Securities Corporation, Geneos Wealth Management Inc, Girard Securities Inc, Global Link Securities Inc, Globalink Securities Inc, Gradient Securities LLC, Guardian Inv Svs Corp, GWN Securities Inc, H Beck Inc, H D Vest Insurance Agency LLC, H&R Block Financial Advisors Inc, Hancock Securities Group LLC, Hantz Agency LLC, Hantz Financial Services Inc, Harbor Financial Services LLC, Harbour Investments Inc, HD Vest Investment Securities Inc, Heartland Investment Associates Inc, Hereford Insurance Agency Inc, Herndon Plant Oakley Ins Agcy LLC (C Yochem), Hightower Securities LLC, Horan Securities Inc, Hornor Townsend & Kent, Hornor Townsend & Kent Inc, Hornor Townsend & Kent Inc (J Carman), Huntington Investment Company, Huntleigh Securities Corp (K Jackson) ,HWG Ins Agency Inc, HWG Ins Agency Inc (G Hood) , HWG Ins Agency Inc (J Manley), IBN Financial Services Inc, ICC Insurance Agcy Inc, ICC Insurance Agency Inc, ICC Southwest Ins Agency Inc, IFS Securities Inc, IMS Insurance Agency Inc, IMS Insurance Agency Inc (T Badar), IMS Securities Inc, Independent Financial Group Inc, Independent Financial Group LLC, Independent Financial Grp Inc, Innovation Partners LLC, Intercontinental Agency LLC, Interlink Securities Corp, Intersecurities Insurance Agency, Intersecurities Insurance Agency Inc, Intervest International Inc, Intervest Internat'l Equities Corp, Intervest Internat'l Equities Corp (W Chernekoff), Invest Fin Corp Ins Agcy Inc of lL, Invest Financial Corp, Invest Financial Corp  Agency of IL, Invest Financial Corporation, Invest Financial Corporation Insurance, Investacorp  Inc, Investment Center Inc, Investment Planners Inc, Investment Professionals Inc, Investors Security Company Inc, ISI Insurance Agency Inc (R Simard), J J B Hilliard W L Lyons LLC, J J B Hilliard WI Lyons LLC, J W Cole Financial Inc, J.W. Cole Insurance Services Inc, Janney Montgomery Scott LLC, J J B Hilliard W L Lyons Inc, JW Cole Financial Inc, JW Cole Insurance Services Inc, KCD Financial, KCD Financial Inc, KCD Financial Inc, KCG Securities LLC, KCL Service Company of Texas, Key West Insurance Services Inc, Keycorp  Insurance Agency USA Inc, KFG Enterprises Inc, KMS Financial Services, KMS Financial Services Inc, Kovack Securities Inc, Kovack Securities Inc (R Landers), L M Kohn & Co, La Salle Street Securities Inc, Larson Financial Group LLC, LaSalle St Securities LLC, Leaders Group Inc, Legend Equities Corp, Legend Equities Corporation, LFA Limited Liability Company, LifeMark Securities Corp, LifeMark Securities Corp (A Kalinowski), Lincoln Fin Advisors Corp, Lincoln Financial Advisors Corp, Lincoln Financial Sec Corp, Lincoln Financial Sec Corp (A Gersten) , Lincoln Financial Sec Corp (C Graham), Lincoln Financial Sec Corp (F Prelle Jr) , Lincoln Financial Sec Corp (G Nemec), Lincoln Financial Sec Corp (G Richardson), Lincoln Financial Sec Corp (J Aaron) , Lincoln Financial Sec Corp (J Shkolnick), Lincoln Financial Sec Corp (M Dooley), Lincoln Financial Sec Corp (N Yampol), Lincoln Financial Sec Corp (S Van Wezel) , Lincoln Financial Securities Corporation, Lincoln Investment Planning Inc,  Lincoln Investment PLNG Inc,  Lincoln National Ins Assoc Inc, Linsco Private Ledger Ins Assoc Inc, Lion Street Financial LLC,  LPA Insurance Agency Inc,  LPL Financial Corporation, LPL Financial LLC,  LPL Insurance Associates, LSY Inc  DBA American Investors Co,  M Holdings Securities Inc,  M Holdings Securities Inc,  M&T Securities Inc,  Manna Capital Management, Mariner Insurance Resources LLC,  Mark T Sahagian, Marsh Insurance & Investments Corp,  MCG Securities LLC,  Mercap Securities LLC,  Mercer Health & Benefits Administration LLC, Merrill Lynch Life Agcy Inc, Merrill Lynch Life Agency, Merrill Lynch Life Agency Inc, Merrill Lynch Pierce Fenner And Smith, Merrill Lynch Pierce Fenner And Smith Inc, Metlife Securities Inc, M-Financial Securities Marketing Inc, MidAmerica Financial Services Inc, MMC Securities Corp, MML Ins Agcy Inc, MML Ins Agcy Inc (A Coop), MML Ins Agcy Inc, (C Patch), MML Ins Agcy Inc (D Pajak), MML Ins Agcy Inc (F Scruggs), MML Ins Agcy Inc (G Koroghlian), MML Ins Agcy Inc (H Nichols), MML Ins Agcy Inc (H Ok), MML Ins Agcy Inc (J Abel), MML Ins Agcy Inc (J Moody), MML Ins Agcy Inc (J Pellicane), MML Ins Agcy Inc (J Vangilder), MML Ins Agcy Inc (L Holden), MML Ins Agcy Inc (M Damsky), MML Ins Agcy Inc (O Bacque Jr), MML Ins Agcy Inc (P Speece), MML Ins Agcy Inc (P Sullivan), MML Ins Agcy Inc (T McDonald), MML Ins Agency Inc, MML Insurance Agency Inc, MML Investors Services Inc, MML Investors Services LLC, MML Investors Services Inc, Money Concepts Capital, Money Concepts Capital Corp, Morgan Stanley Dean Witter Ins Svcs Inc, Morgan Stanley Insurance Services Inc, Morgan Stanley Insurance Services, Morgan Stanley Insurance Services Inc, Morgan Stanley Smith Barney, MSC of TX Inc,  MSC of TX Inc (T Dunning), MTL Equity Products Inc,  Mutual Trust Co Of America Securities, MWA Financial Services Inc, MWagia Inc, National Planning Corp, National Planning Corporation, Network Agency Inc, Network Agency Inc (S Klehr-Ottinger), Network Agency Of Ohio Inc, New England Securities Corp, New Penfacs Ins Agency Inc, Newport Group Sec Inc, Newport Group Securities Inc, Next Financial Group, Next Financial Group Inc, Next Financial Ins Agcy of TX Inc, NFP Advisor Services LLC, NFP Insurance Services Inc, NFP Securities Inc, Niagara International Capital Limited, Nicol Investors Corporation, ,Northland Securities Inc, Northwestern Mutual Invest Svcs, Northwestern Mutual Invest Svcs LLC, Northwestern Mutual Investment Serv, Northwestern Mutual Investment Serv LLC, Northwestern Mutual Investment Services, Northwestern Mutual Investment Services LLC, NPB
Financial Group LLC, NPC Insurance Agency Inc, NYLife Insurance Agency Inc, NYLife Securities LLC, NYLink Insurance Agency Inc, O N Equity Sales Company, OBS Brokerage Services Inc, OFG Financial Services Inc, Ohio National Ins Agency Inc, Ohio National Insurance Agcy Inc, Ohio National Insurance Agency Inc, Oneamerica Securities Inc, Oppenheimer Life Agency Limited, Oppenheimer Life Agency Ltd, Oppenheimer Life Agency Ltd (T Ley), Packerland Brokerage Services, Packerland Brokerage Services Inc, Park Avenue Securities, Park Avenue Securities LLC, Parkland Securities LLC, Partners MKTG Svcs of PA Inc, Partners Mktg Svcs of PA Inc (S Spalding-Fardie), PJ Robb Variable Corp, Planning Corp of America, Plus Agency LLC, Preferred Marketing Services Inc (M Rothschild), Preferred Product Network In, Preferred Product Network Inc, Princor Financial Services Corp, Princor Financial

7

Services Corporation, Private Ledger Ins Agcy of OH Inc (P Calfee), Private Ledger Insurance Agcy, Proequities Inc, Prospera Financial Services, Prudential Direct Inc, Purshe Kaplan Sterling Invest Inc, Purshe Kaplan Sterling Investment Inc, Purshe Kaplan Sterling Investments, Purshe Kaplan Sterling Investments Inc, Quest Capital Strategies Inc, Questar Agency Inc, Questar Capital Corporation,  Rab Agency Inc, Raymond James Insurance Group Inc, RBC Capital Markets Corporation, Robert E Wendt, Robert Shor Insurance Associates Inc, Robert T Mann, Robert W Baird & Co Inc, Robert W Baird & Co Incorporated, Royal Alliance Associates Inc, Royal Alliance Ins Agcy of MA Inc, Royal Alliance Ins Agcy of OH Inc (L Waller), Royal Alliance Ins Agency of TX Inc, Royal Alliance Associates Inc, Rydex Distributors Inc, Sagepoint Financial Inc, Saxony Insurance Agency LLC, SBHU Life Agency Inc, SBS Insurance Agency of FL Inc, SBS Insurance Agency of LA Inc, SCF Securities Inc, Securian Financial Services Inc, Securian Financial Svs Inc, Securian Financial Svs Inc (R Levitz), Securian Financial Services Inc, Securities America Inc, Securities Service Network Inc,  SFA Insurance Services Inc, Sigma Financial Corp, Sigma Financial Corp (E Stines), Signal Securities Inc, Signator Financial Services Inc, Signator Insurance Agency Inc, Signator Investors Inc, SII Insurance Agency Inc, SII Investments In, SII Investments Inc, Simmons First Ins Services Inc, Smith Brown & Groover Inc, Sorrento Pacific Financial LLC, Sorrento Pacific Financial LLC (P Kaplan), Southwest Insurance Agency Inc, Spire Insurance Agency LLC, SSI Equity Services Inc, SSN Agency Inc (M Giokas), St Bernard Financial Services Inc, Stanley E Foley, Stanley Laman Group Securities LLC, Stanley Laman Group Securities LLC (W Stanley), Stephens Insurance LLC, Sterne Agee Financial Services Inc, Stifel Nicolaus & Co Inc, Stifel Nicolaus & Company Inc, Summit Brokerage Services, Summit Brokerage Services Inc, Summit Brokerage Services, Inc, Summit Equities Inc, Sunset Financial Services Inc, Taylor Capital Management Inc, TBS Agency Inc, TBS Agency Inc (B Place), TBS Agency Inc (B Weinstein), TFS Securities Inc, Thoroughbred Financial Services LLC,  Trading Services Corp, Transamerica Financial Advisors, Transamerica Financial Advisors Inc, TRG Advisors Inc, Triad Advisors Inc, Triad Insurance Inc, Trustmont Financial Group Inc, UBS Financial Services, UBS Financial Services Inc, UBS Financial Services Ins Agency, UBS Financial Services Ins Agency Inc, UBS Financial Services Ins Agency Inc (J Butcher), UBS Financial Services Ins Agency Inc (S Kirson), UnionBanc Investment Services LLC, United Planners Fin Svcs Of America, United Planners Financial, United Planners Financial Services, Univest Insurance Inc, UPFSA Ins Agency of AZ Inc, UPFSA Insurance Agency of AZ Inc, US Bancorp Investments Inc, USA Financial Securities Corp, USI Securities Inc, Valmark Securities Inc, Valor Insurance Agency Inc, Voya Financial Advisors Inc, Voya Insurance Solutions Inc, VSR Financial Services Inc, VSR Financial Services Inc of Texas Inc, W & R Insurance Agency Inc, W S Griffith Sec Inc (R Plybon) ,Waddell & Reed Inc, Wall Street Financial Group Inc, Wells Fargo Advisors California Ins Agency LLC, Wells Fargo Advisors Ins Agency L, Wells Fargo Advisors Ins Agency LLC, Wells Fargo Advisors Insurance Agency, Wells Fargo Advisors LLC, Wells Fargo Wealth Brokerage Ins Agency, Wells Fargo Wealth Brokerage Ins Agency Inc, Western Equity Group Inc, Western International Securities Inc, Windham Financial Services Inc, Woodbury Fin Services Inc, Woodbury Fin Svcs Inc, Woodbury Financial Agency OH Inc, Woodbury Financial Services Inc, Woodbury Financial Services Inc, World Equity Group Inc, Worth Financial Group Inc, WRP Investments Inc, Zures Co Fin & Ins Svcs (J Baker)

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015, and the financial statements of Pruco Life Variable Appreciable Account as of December 31, 2015, and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Michael LeBoeuf, FSA, MAAA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

8

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Yield

The “total return” figures for the Money Market Variable Investment Option are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if Pruco Life’s Variable Appreciable Life® had been investing in that Variable Investment Option during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life’s Variable Appreciable Life® are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Variable Investment Option will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$64,060,680	$126,872,116	$793,545,023	$1,178,131,349	$560,882,028
Net Assets	$64,060,680	$126,872,116	$793,545,023	$1,178,131,349	$560,882,028

NET ASSETS, representing:
Accumulation units	$64,060,680	$126,872,116	$793,545,023	$1,178,131,349	$560,882,028
	$64,060,680	$126,872,116	$793,545,023	$1,178,131,349	$560,882,028

Units outstanding	35,002,378	23,457,745	62,556,747	118,421,618	74,007,247

Portfolio shares held	6,406,068	10,909,038	20,105,017	49,191,288	24,883,852
Portfolio net asset value per share	$10.00	$11.63	$39.47	$23.95	$22.54
Investment in portfolio shares, at cost	$64,060,680	$120,699,618	$458,001,103	$768,824,662	$355,996,117

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$614	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	390,683	791,603	4,860,165	7,231,426	3,468,492
Reimbursement for excess expenses	—	(58,282)	(546,081)	(2,671,211)	(1,019,175)
NET EXPENSES	390,683	733,321	4,314,084	4,560,215	2,449,317

NET INVESTMENT INCOME (LOSS)	(390,069)	(733,321)	(4,314,084)	(4,560,215)	(2,449,317)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	522,796	18,626,180	21,020,232	11,954,754
Net change in unrealized gain (loss) on investments	—	(801,132)	464,346	(8,646,646)	(9,471,238)
NET GAIN (LOSS) ON INVESTMENTS	—	(278,336)	19,090,526	12,373,586	2,483,516

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(390,069)	$(1,011,657)	$14,776,442	$7,813,371	$34,199

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$174,216,876	$1,270,020,084	$52,660,138	$346,827,245	$98,738,780
Net Assets	$174,216,876	$1,270,020,084	$52,660,138	$346,827,245	$98,738,780

NET ASSETS, representing:
Accumulation units	$174,216,876	$1,270,020,084	$52,660,138	$346,827,245	$98,738,780
	$174,216,876	$1,270,020,084	$52,660,138	$346,827,245	$98,738,780

Units outstanding	27,264,724	472,755,553	4,779,213	61,582,467	32,577,264

Portfolio shares held	7,166,470	271,371,813	2,455,018	7,137,832	3,750,049
Portfolio net asset value per share	$24.31	$4.68	$21.45	$48.59	$26.33
Investment in portfolio shares, at cost	$134,075,789	$1,384,350,242	$86,820,876	$224,727,885	$71,535,195

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$83,274,488	$—	$5,362,278	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,135,581	8,002,120	424,251	2,148,044	608,327
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	1,135,581	8,002,120	424,251	2,148,044	608,327

NET INVESTMENT INCOME (LOSS)	(1,135,581)	75,272,368	(424,251)	3,214,234	(608,327)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	4,367,814	—
Net realized gain (loss) on shares redeemed	3,105,472	(519,552)	(2,527,097)	8,316,788	1,770,277
Net change in unrealized gain (loss) on investments	(18,931,130)	(114,284,338)	(18,885,826)	(13,597,566)	634,052
NET GAIN (LOSS) ON INVESTMENTS	(15,825,658)	(114,803,890)	(21,412,923)	(912,964)	2,404,329

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(16,961,239)	$(39,531,522)	$(21,837,174)	$2,301,270	$1,796,002

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$20,843,289	$276,251,884	$83,498,457	$17,529,607	$56,780,712
Net Assets	$20,843,289	$276,251,884	$83,498,457	$17,529,607	$56,780,712

NET ASSETS, representing:
Accumulation units	$20,843,289	$276,251,884	$83,498,457	$17,529,607	$56,780,712
	$20,843,289	$276,251,884	$83,498,457	$17,529,607	$56,780,712

Units outstanding	4,879,458	59,548,456	12,200,599	11,047,491	21,085,888

Portfolio shares held	1,736,941	6,066,137	3,099,423	1,194,929	1,841,139
Portfolio net asset value per share	$12.00	$45.54	$26.94	$14.67	$30.84
Investment in portfolio shares, at cost	$20,626,456	$132,508,629	$54,205,488	$15,821,783	$42,136,300

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$173,869	$368,634

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	128,833	1,631,087	531,060	112,239	349,931
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	128,833	1,631,087	531,060	112,239	349,931

NET INVESTMENT INCOME (LOSS)	(128,833)	(1,631,087)	(531,060)	61,630	18,703

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	347,738	10,569,397
Net realized gain (loss) on shares redeemed	29,127	8,378,414	2,180,907	216,571	1,382,244
Net change in unrealized gain (loss) on investments	125,990	20,853,120	(4,071,954)	(875,773)	(9,280,685)
NET GAIN (LOSS) ON INVESTMENTS	155,117	29,231,534	(1,891,047)	(311,464)	2,670,956

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$26,284	$27,600,447	$(2,422,107)	$(249,834)	$2,689,659

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$49,150,638	$23,415,781	$16,540,256	$12,554,343	$4,659,008
Net Assets	$49,150,638	$23,415,781	$16,540,256	$12,554,343	$4,659,008

NET ASSETS, representing:
Accumulation units	$49,150,638	$23,415,781	$16,540,256	$12,554,343	$4,659,008
	$49,150,638	$23,415,781	$16,540,256	$12,554,343	$4,659,008

Units outstanding	15,162,743	6,789,348	6,943,940	3,831,667	2,532,606

Portfolio shares held	1,223,566	2,645,851	884,506	1,084,140	758,796
Portfolio net asset value per share	$40.17	$8.85	$18.70	$11.58	$6.14
Investment in portfolio shares, at cost	$26,266,795	$18,093,526	$12,471,335	$8,508,262	$4,667,720

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$76,423	$526,702	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	294,848	148,161	105,671	82,313	29,162
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	294,848	148,161	105,671	82,313	29,162

NET INVESTMENT INCOME (LOSS)	(218,425)	378,541	(105,671)	(82,313)	(29,162)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,659,475	—	—	—	—
Net realized gain (loss) on shares redeemed	2,019,080	531,414	273,231	546,978	3,643
Net change in unrealized gain (loss) on investments	(1,154,079)	(2,023,111)	(1,216,216)	(845,613)	152,588
NET GAIN (LOSS) ON INVESTMENTS	3,524,476	(1,491,697)	(942,985)	(298,635)	156,231

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,306,051	$(1,113,156)	$(1,048,656)	$(380,948)	$127,069

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$3,860,506	$3,902,432	$2,043,095	$5,893,020
Net Assets	$—	$3,860,506	$3,902,432	$2,043,095	$5,893,020

NET ASSETS, representing:
Accumulation units	$—	$3,860,506	$3,902,432	$2,043,095	$5,893,020
	$—	$3,860,506	$3,902,432	$2,043,095	$5,893,020

Units outstanding	—	182,977	298,204	121,443	314,988

Portfolio shares held	—	157,765	187,437	57,520	183,870
Portfolio net asset value per share	$—	$24.47	$20.82	$35.52	$32.05
Investment in portfolio shares, at cost	$—	$2,052,166	$3,203,357	$1,223,933	$3,916,289

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	4/24/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	13,796	77,284	25,251	11,375	37,038
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	13,796	77,284	25,251	11,375	37,038

NET INVESTMENT INCOME (LOSS)	(13,796)	(77,284)	(25,251)	(11,375)	(37,038)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,768	5,806,271	133,564	62,195	252,540
Net change in unrealized gain (loss) on investments	724,555	(4,434,059)	(466,689)	119,556	(201,475)
NET GAIN (LOSS) ON INVESTMENTS	755,323	1,372,212	(333,125)	181,751	51,065

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$741,527	$1,294,928	$(358,376)	$170,376	$14,027

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
ASSETS
Investment in the portfolios, at fair value	$11,047,351	$6,755,735	$10,182,780	$1,943,293	$9,707,039
Net Assets	$11,047,351	$6,755,735	$10,182,780	$1,943,293	$9,707,039

NET ASSETS, representing:
Accumulation units	$11,047,351	$6,755,735	$10,182,780	$1,943,293	$9,707,039
	$11,047,351	$6,755,735	$10,182,780	$1,943,293	$9,707,039

Units outstanding	947,036	441,611	663,509	140,968	853,232

Portfolio shares held	880,969	537,449	689,423	139,404	833,938
Portfolio net asset value per share	$12.54	$12.57	$14.77	$13.94	$11.64
Investment in portfolio shares, at cost	$10,474,576	$4,716,642	$7,502,371	$1,661,842	$8,244,279

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	72,210	42,435	61,910	11,634	61,760
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	72,210	42,435	61,910	11,634	61,760

NET INVESTMENT INCOME (LOSS)	(72,210)	(42,435)	(61,910)	(11,634)	(61,760)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	132,744	277,589	183,724	40,367	241,248
Net change in unrealized gain (loss) on investments	(373,516)	(311,851)	(138,253)	(36,982)	(530,677)
NET GAIN (LOSS) ON INVESTMENTS	(240,772)	(34,262)	45,471	3,385	(289,429)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(312,982)	$(76,697)	$(16,439)	$(8,249)	$(351,189)

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2015

SUBACCOUNTS
AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$23,425,464
Net Assets	$23,425,464

NET ASSETS, representing:
Accumulation units	$23,425,464
$23,425,464

Units outstanding	2,559,427

Portfolio shares held	1,357,211
Portfolio net asset value per share	$17.26
Investment in portfolio shares, at cost	$24,397,001

STATEMENTS OF OPERATIONS
For the period ended December 31, 2015

SUBACCOUNTS
AST International Value Portfolio
4/24/2015*
to
12/31/2015

INVESTMENT INCOME
Dividend income	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	47,506
Reimbursement for excess expenses	—
NET EXPENSES	47,506

NET INVESTMENT INCOME (LOSS)	(47,506)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(24,521)
Net change in unrealized gain (loss) on investments	(971,538)
NET GAIN (LOSS) ON INVESTMENTS	(996,059)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,043,565)

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(390,069)	$(733,321)	$(4,314,084)	$(4,560,215)	$(2,449,317)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	522,796	18,626,180	21,020,232	11,954,754
Net change in unrealized gain (loss) on investments	—	(801,132)	464,346	(8,646,646)	(9,471,238)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(390,069)	(1,011,657)	14,776,442	7,813,371	34,199

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,075,724	4,696,532	17,010,856	27,363,117	14,514,013
Policy loans	(4,957,830)	(1,677,456)	(11,416,784)	(14,986,524)	(6,039,192)
Policy loan repayments and interest	2,748,709	1,891,870	13,566,258	19,632,907	7,223,255
Surrenders, withdrawals and death benefits	(3,065,195)	(4,350,457)	(24,984,512)	(37,225,238)	(16,585,530)
Net transfers between other subaccounts
or fixed rate option	(537,453)	(3,696,102)	(17,656,511)	(25,322,101)	(15,726,485)
Other charges	(5,544,382)	(3,815,450)	(15,757,680)	(24,450,320)	(12,902,384)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(4,280,427)	(6,951,063)	(39,238,373)	(54,988,159)	(29,516,323)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,670,496)	(7,962,720)	(24,461,931)	(47,174,788)	(29,482,124)

NET ASSETS
Beginning of period	68,731,176	134,834,836	818,006,954	1,225,306,137	590,364,152
End of period	$64,060,680	$126,872,116	$793,545,023	$1,178,131,349	$560,882,028

Beginning units	36,985,047	24,750,238	65,661,237	123,929,783	78,199,710
Units issued	7,620,111	1,062,569	1,237,799	1,047,808	821,313
Units redeemed	(9,602,780)	(2,355,062)	(4,342,289)	(6,555,973)	(5,013,776)
Ending units	35,002,378	23,457,745	62,556,747	118,421,618	74,007,247

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,135,581)	$75,272,368	$(424,251)	$3,214,234	$(608,327)
Capital gains distributions received	—	—	—	4,367,814	—
Net realized gain (loss) on shares redeemed	3,105,472	(519,552)	(2,527,097)	8,316,788	1,770,277
Net change in unrealized gain (loss) on investments	(18,931,130)	(114,284,338)	(18,885,826)	(13,597,566)	634,052
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(16,961,239)	(39,531,522)	(21,837,174)	2,301,270	1,796,002

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,264,797	2,092,235	1,787,211	10,388,241	3,692,411
Policy loans	(2,525,076)	(827,981)	(1,176,959)	(4,285,486)	(1,528,574)
Policy loan repayments and interest	2,455,062	991,993	2,413,700	4,138,846	1,389,866
Surrenders, withdrawals and death benefits	(5,937,220)	(8,422,333)	(3,177,256)	(10,594,160)	(3,764,518)
Net transfers between other subaccounts
or fixed rate option	(3,314,829)	(2,029,284)	(5,644,035)	(8,939,792)	(1,174,240)
Other charges	(4,820,802)	(11,436,471)	(1,372,251)	(9,811,940)	(2,914,381)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(8,878,068)	(19,631,841)	(7,169,590)	(19,104,291)	(4,299,436)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,839,307)	(59,163,363)	(29,006,764)	(16,803,021)	(2,503,434)

NET ASSETS
Beginning of period	200,056,183	1,329,183,447	81,666,902	363,630,266	101,242,214
End of period	$174,216,876	$1,270,020,084	$52,660,138	$346,827,245	$98,738,780

Beginning units	28,581,596	479,331,997	5,290,635	65,789,872	34,002,324
Units issued	1,026,160	590,495	50,033	2,377,862	1,282,790
Units redeemed	(2,343,032)	(7,166,939)	(561,455)	(6,585,267)	(2,707,850)
Ending units	27,264,724	472,755,553	4,779,213	61,582,467	32,577,264

The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(128,833)	$(1,631,087)	$(531,060)	$61,630	$18,703
Capital gains distributions received	—	—	—	347,738	10,569,397
Net realized gain (loss) on shares redeemed	29,127	8,378,414	2,180,907	216,571	1,382,244
Net change in unrealized gain (loss) on investments	125,990	20,853,120	(4,071,954)	(875,773)	(9,280,685)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	26,284	27,600,447	(2,422,107)	(249,834)	2,689,659

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	707,440	10,455,715	1,329,991	1,294,882	3,515,711
Policy loans	(267,402)	(5,137,396)	(1,155,656)	(359,310)	(1,375,024)
Policy loan repayments and interest	465,128	4,010,481	1,739,748	174,469	564,388
Surrenders, withdrawals and death benefits	(642,110)	(11,853,019)	(3,127,939)	(789,919)	(2,578,042)
Net transfers between other subaccounts
or fixed rate option	(977,679)	1,584,315	(2,093,621)	44,875	(246,196)
Other charges	(486,406)	(9,213,704)	(1,371,626)	(890,966)	(2,872,070)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,201,029)	(10,153,608)	(4,679,103)	(525,969)	(2,991,233)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,174,745)	17,446,839	(7,101,210)	(775,803)	(301,574)

NET ASSETS
Beginning of period	22,018,034	258,805,045	90,599,667	18,305,410	57,082,286
End of period	$20,843,289	$276,251,884	$83,498,457	$17,529,607	$56,780,712

Beginning units	5,158,091	62,046,542	12,858,513	11,364,314	22,197,446
Units issued	153,680	2,932,789	105,432	1,054,721	1,605,380
Units redeemed	(432,313)	(5,430,875)	(763,346)	(1,371,544)	(2,716,938)
Ending units	4,879,458	59,548,456	12,200,599	11,047,491	21,085,888
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(218,425)	$378,541	$(105,671)	$(82,313)	$(29,162)
Capital gains distributions received	2,659,475	—	—	—	—
Net realized gain (loss) on shares redeemed	2,019,080	531,414	273,231	546,978	3,643
Net change in unrealized gain (loss) on investments	(1,154,079)	(2,023,111)	(1,216,216)	(845,613)	152,588
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,306,051	(1,113,156)	(1,048,656)	(380,948)	127,069

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,795,881	1,405,694	502,054	763,539	243,800
Policy loans	(1,162,151)	(551,428)	(207,092)	(263,822)	(81,300)
Policy loan repayments and interest	436,646	236,239	98,489	143,899	41,608
Surrenders, withdrawals and death benefits	(2,274,264)	(960,452)	(377,887)	(883,697)	(170,448)
Net transfers between other subaccounts
or fixed rate option	(496,639)	(336,028)	(47,623)	72,396	(2,164)
Other charges	(2,331,562)	(1,238,216)	(540,629)	(679,386)	(237,200)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(3,032,089)	(1,444,191)	(572,688)	(847,071)	(205,704)

TOTAL INCREASE (DECREASE) IN NET ASSETS	273,962	(2,557,347)	(1,621,344)	(1,228,019)	(78,635)

NET ASSETS
Beginning of period	48,876,676	25,973,128	18,161,600	13,782,362	4,737,643
End of period	$49,150,638	$23,415,781	$16,540,256	$12,554,343	$4,659,008

Beginning units	16,121,446	7,195,131	7,172,629	4,082,586	2,646,225
Units issued	1,082,299	484,269	305,547	413,904	281,679
Units redeemed	(2,041,002)	(890,052)	(534,236)	(664,823)	(395,298)
Ending units	15,162,743	6,789,348	6,943,940	3,831,667	2,532,606

The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	4/24/2015**	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(13,796)	$(77,284)	$(25,251)	$(11,375)	$(37,038)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	30,768	5,806,271	133,564	62,195	252,540
Net change in unrealized gain (loss) on investments	724,555	(4,434,059)	(466,689)	119,556	(201,475)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	741,527	1,294,928	(358,376)	170,376	14,027

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	199,900	203,899	188,593	91,307	224,993
Policy loans	(33,278)	(70,178)	(69,754)	(25,517)	(127,587)
Policy loan repayments and interest	17,722	30,615	29,476	14,924	47,935
Surrenders, withdrawals and death benefits	(76,727)	(532,171)	(133,491)	(29,463)	(258,588)
Net transfers between other subaccounts
or fixed rate option	(7,860,885)	(10,844,116)	71,051	92,167	210,687
Other charges	(128,969)	(363,189)	(210,286)	(87,284)	(260,297)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(7,882,237)	(11,575,140)	(124,411)	56,134	(162,857)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,140,710)	(10,280,212)	(482,787)	226,510	(148,830)

NET ASSETS
Beginning of period	7,140,710	14,140,718	4,385,219	1,816,585	6,041,850
End of period	$—	$3,860,506	$3,902,432	$2,043,095	$5,893,020

Beginning units	3,870,241	730,083	306,996	118,145	323,539
Units issued	192,652	39,661	40,843	16,515	35,902
Units redeemed	(4,062,893)	(586,767)	(49,635)	(13,217)	(44,453)
Ending units	—	182,977	298,204	121,443	314,988

** Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(72,210)	$(42,435)	$(61,910)	$(11,634)	$(61,760)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	132,744	277,589	183,724	40,367	241,248
Net change in unrealized gain (loss) on investments	(373,516)	(311,851)	(138,253)	(36,982)	(530,677)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(312,982)	(76,697)	(16,439)	(8,249)	(351,189)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	709,353	308,652	671,233	265,340	752,802
Policy loans	(96,398)	(76,418)	(108,415)	(10,699)	(220,482)
Policy loan repayments and interest	60,182	46,546	47,674	6,195	109,151
Surrenders, withdrawals and death benefits	(448,544)	(274,418)	(226,168)	(71,243)	(481,973)
Net transfers between other subaccounts
or fixed rate option	(746,904)	(215,815)	228,461	28,274	(336,871)
Other charges	(949,264)	(332,792)	(619,909)	(234,476)	(577,583)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,471,575)	(544,245)	(7,124)	(16,609)	(754,956)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,784,557)	(620,942)	(23,563)	(24,858)	(1,106,145)

NET ASSETS
Beginning of period	12,831,908	7,376,677	10,206,343	1,968,151	10,813,184
End of period	$11,047,351	$6,755,735	$10,182,780	$1,943,293	$9,707,039

Beginning units	1,070,409	476,294	664,225	142,124	916,439
Units issued	72,993	28,395	67,691	22,825	83,295
Units redeemed	(196,366)	(63,078)	(68,407)	(23,981)	(146,502)
Ending units	947,036	441,611	663,509	140,968	853,232

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

SUBACCOUNTS
AST International Value Portfolio
4/24/2015*
to
12/31/2015

OPERATIONS
Net investment income (loss)	$(47,506)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(24,521)
Net change in unrealized gain (loss) on investments	(971,538)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,043,565)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	188,865
Policy loans	(91,770)
Policy loan repayments and interest	33,976
Surrenders, withdrawals and death benefits	(120,303)
Net transfers between other subaccounts
or fixed rate option	24,782,032
Other charges	(323,771)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	24,469,029

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,425,464

NET ASSETS
Beginning of period	—
End of period	$23,425,464

Beginning units	—
Units issued	2,632,030
Units redeemed	(72,603)
Ending units	2,559,427

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(432,978)	$631,455	$(4,286,237)	$(4,810,832)	$(2,446,676)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	2,214,517	16,942,367	17,108,445	9,262,191
Net change in unrealized gain (loss) on investments	—	8,007,489	43,010,767	107,608,507	39,353,346
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(432,978)	10,853,461	55,666,897	119,906,120	46,168,861

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,991,267	4,760,792	16,972,444	26,447,727	14,007,926
Policy loans	(3,423,043)	(1,763,282)	(12,308,559)	(15,743,347)	(6,581,754)
Policy loan repayments and interest	1,097,610	1,773,791	13,129,241	17,837,037	7,461,125
Surrenders, withdrawals and death benefits	(5,383,259)	(4,200,177)	(24,738,105)	(31,012,026)	(13,929,588)
Net transfers between other subaccounts
or fixed rate option	(4,039,763)	(142,650,845)	(15,575,597)	(22,104,659)	(12,257,415)
Other charges	(5,177,005)	(4,012,173)	(15,995,624)	(24,727,056)	(13,130,509)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(9,934,193)	(146,091,894)	(38,516,200)	(49,302,324)	(24,430,215)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,367,171)	(135,238,433)	17,150,697	70,603,796	21,738,646

NET ASSETS
Beginning of period	79,098,347	270,073,269	800,856,257	1,154,702,341	568,625,506
End of period	$68,731,176	$134,834,836	$818,006,954	$1,225,306,137	$590,364,152

Beginning units	41,438,725	78,929,851	69,578,277	129,326,715	81,690,810
Units issued	9,470,708	1,783,143	3,172,911	5,532,119	3,560,654
Units redeemed	(13,924,386)	(55,962,756)	(7,089,951)	(10,929,051)	(7,051,754)
Ending units	36,985,047	24,750,238	65,661,237	123,929,783	78,199,710

The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Value Portfolio (Class I)	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio (Class I)	Prudential Stock Index Portfolio	Prudential Global Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(1,172,573)	$73,839,173	$(654,186)	$8,072,597	$(616,636)
Capital gains distributions received	—	—	—	14,574,469	—
Net realized gain (loss) on shares redeemed	3,384,585	986,238	617,798	7,729,590	2,123,987
Net change in unrealized gain (loss) on investments	15,485,670	(48,801,350)	(20,803,658)	9,782,596	1,199,993
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,697,682	26,024,061	(20,840,046)	40,159,252	2,707,344

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,289,830	2,142,812	1,657,905	10,765,933	3,837,434
Policy loans	(2,848,412)	(1,037,076)	(2,055,746)	(4,633,060)	(1,784,366)
Policy loan repayments and interest	2,300,606	879,107	1,683,028	3,819,627	1,512,397
Surrenders, withdrawals and death benefits	(7,181,616)	(3,814,422)	(3,073,856)	(12,648,855)	(3,284,694)
Net transfers between other subaccounts
or fixed rate option	(2,906,843)	136,350,183	(3,441,925)	14,737,539	(2,272,562)
Other charges	(5,022,311)	(11,316,371)	(1,700,200)	(9,823,615)	(2,968,087)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(10,368,746)	123,204,233	(6,930,794)	2,217,569	(4,959,878)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,328,936	149,228,294	(27,770,840)	42,376,821	(2,252,534)

NET ASSETS
Beginning of period	192,727,247	1,179,955,153	109,437,742	321,253,445	103,494,748
End of period	$200,056,183	$1,329,183,447	$81,666,902	$363,630,266	$101,242,214

Beginning units	30,372,420	432,832,446	5,645,058	65,457,864	35,659,870
Units issued	1,512,915	52,641,718	312,703	7,658,078	2,744,275
Units redeemed	(3,303,739)	(6,142,167)	(667,126)	(7,326,070)	(4,401,821)
Ending units	28,581,596	479,331,997	5,290,635	65,789,872	34,002,324

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(53,290)	$(1,503,527)	$(542,376)	$85,404	$(127,517)
Capital gains distributions received	—	—	—	106,206	3,848,413
Net realized gain (loss) on shares redeemed	(54,658)	8,325,726	3,391,764	265,596	2,455,930
Net change in unrealized gain (loss) on investments	1,254,635	15,717,625	1,175,778	(794,603)	193,320
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,146,687	22,539,824	4,025,166	(337,397)	6,370,146

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	668,613	10,884,302	1,334,952	1,348,026	3,760,412
Policy loans	(336,158)	(5,678,504)	(1,272,891)	(507,184)	(1,436,513)
Policy loan repayments and interest	392,790	3,962,770	1,175,710	197,162	535,771
Surrenders, withdrawals and death benefits	(770,351)	(10,482,713)	(2,448,182)	(873,507)	(4,022,013)
Net transfers between other subaccounts
or fixed rate option	(1,404,560)	(3,115,753)	(3,928,607)	(75,933)	(375,336)
Other charges	(514,663)	(9,003,004)	(1,386,801)	(936,939)	(2,863,613)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,964,329)	(13,432,902)	(6,525,819)	(848,375)	(4,401,292)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(817,642)	9,106,922	(2,500,653)	(1,185,772)	1,968,854

NET ASSETS
Beginning of period	22,835,676	249,698,123	93,100,320	19,491,182	55,113,432
End of period	$22,018,034	$258,805,045	$90,599,667	$18,305,410	$57,082,286

Beginning units	5,629,376	65,591,559	13,842,638	11,879,000	24,072,572
Units issued	353,041	4,477,896	1,043,399	1,002,624	1,862,877
Units redeemed	(824,326)	(8,022,913)	(2,027,524)	(1,517,310)	(3,738,003)
Ending units	5,158,091	62,046,542	12,858,513	11,364,314	22,197,446

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Prudential SP Small Cap Value Portfolio (Class I)	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(234,963)	$234,293	$(106,993)	$(78,978)	$(30,066)
Capital gains distributions received	3,149,385	—	—	—	—
Net realized gain (loss) on shares redeemed	2,016,684	488,674	323,346	351,667	2,485
Net change in unrealized gain (loss) on investments	(1,112,871)	2,192,360	538,044	860,731	(297,612)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,818,235	2,915,327	754,397	1,133,420	(325,193)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,967,403	1,536,134	538,711	831,584	278,335
Policy loans	(1,198,703)	(639,109)	(274,349)	(260,873)	(89,359)
Policy loan repayments and interest	427,702	234,461	72,206	141,284	40,094
Surrenders, withdrawals and death benefits	(2,495,766)	(1,115,528)	(517,338)	(518,246)	(218,739)
Net transfers between other subaccounts
or fixed rate option	(230,809)	168,140	(74,766)	(14,969)	(162,835)
Other charges	(2,398,017)	(1,275,704)	(555,462)	(682,939)	(248,731)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(2,928,190)	(1,091,606)	(810,998)	(504,159)	(401,235)

TOTAL INCREASE (DECREASE) IN NET ASSETS	890,045	1,823,721	(56,601)	629,261	(726,428)

NET ASSETS
Beginning of period	47,986,631	24,149,407	18,218,201	13,153,101	5,464,071
End of period	$48,876,676	$25,973,128	$18,161,600	$13,782,362	$4,737,643

Beginning units	17,140,470	7,519,853	7,505,232	4,241,267	2,860,306
Units issued	1,270,976	670,292	370,866	415,156	223,132
Units redeemed	(2,290,000)	(995,014)	(703,469)	(573,837)	(437,213)
Ending units	16,121,446	7,195,131	7,172,629	4,082,586	2,646,225

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	Prudential SP International Value Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST Small-Cap Growth Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(45,730)	$(136,754)	$(23,669)	$(12,054)	$(35,322)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(42,505)	4,739,547	96,129	293,213	192,977
Net change in unrealized gain (loss) on investments	(421,927)	(3,096,603)	410,879	(102,434)	15,234
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(510,162)	1,506,190	483,339	178,725	172,889

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	520,843	231,170	246,985	88,068	274,770
Policy loans	(111,105)	(41,624)	(81,971)	(104,037)	(52,313)
Policy loan repayments and interest	84,617	29,335	33,581	17,291	48,093
Surrenders, withdrawals and death benefits	(240,690)	(674,733)	(93,585)	(686,379)	(156,371)
Net transfers between other subaccounts
or fixed rate option	(119,192)	(9,535,250)	293,518	42,407	(26,252)
Other charges	(407,258)	(523,834)	(194,693)	(96,246)	(243,997)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(272,785)	(10,514,936)	203,835	(738,896)	(156,070)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(782,947)	(9,008,746)	687,174	(560,171)	16,819

NET ASSETS
Beginning of period	7,923,657	23,149,464	3,698,045	2,376,756	6,025,031
End of period	$7,140,710	$14,140,718	$4,385,219	$1,816,585	$6,041,850

Beginning units	4,011,410	1,287,223	292,721	169,925	332,965
Units issued	400,343	41,833	62,023	12,101	36,383
Units redeemed	(541,512)	(598,973)	(47,748)	(63,881)	(45,809)
Ending units	3,870,241	730,083	306,996	118,145	323,539

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2014

	SUBACCOUNTS
	AST Blackrock/Loomis Sayles Bond Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2014	1/1/2014	1/1/2014	1/1/2014	1/1/2014
	to	to	to	to	to
	12/31/2014	12/31/2014	12/31/2014	12/31/2014	12/31/2014

OPERATIONS
Net investment income (loss)	$(80,397)	$(43,692)	$(60,969)	$(11,875)	$(65,080)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	112,220	215,967	289,571	86,988	186,025
Net change in unrealized gain (loss) on investments	451,424	177,180	357,514	22,837	338,359
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	483,247	349,455	586,116	97,950	459,304

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	753,624	321,226	659,943	238,941	778,386
Policy loans	(169,534)	(423,490)	(41,721)	(15,005)	(283,168)
Policy loan repayments and interest	58,626	81,388	59,343	5,622	203,531
Surrenders, withdrawals and death benefits	(658,159)	(119,451)	(735,100)	(262,178)	(561,364)
Net transfers between other subaccounts
or fixed rate option	(471,585)	258,149	335,548	156,840	41,442
Other charges	(936,003)	(351,815)	(611,908)	(223,415)	(621,889)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,423,031)	(233,993)	(333,895)	(99,195)	(443,062)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(939,784)	115,462	252,221	(1,245)	16,242

NET ASSETS
Beginning of period	13,771,692	7,261,215	9,954,122	1,969,396	10,796,942
End of period	$12,831,908	$7,376,677	$10,206,343	$1,968,151	$10,813,184

Beginning units	1,190,265	491,695	685,941	149,528	954,133
Units issued	87,070	47,875	74,786	39,014	105,282
Units redeemed	(206,926)	(63,276)	(96,502)	(46,418)	(142,976)
Ending units	1,070,409	476,294	664,225	142,124	916,439

The accompanying notes are an integral part of these financial statements.
A20

NOTES TO FINANCIAL STATEMENTS OF PRUCO
LIFE VARIABLE APPRECIABLE ACCOUNT
December 31, 2015

Note 1:	General

Pruco Life Variable Appreciable Account (the “Account”) was established under the laws of the State of Arizona on January 13, 1984 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of Pruco Life’s Variable Appreciable Life (“VAL”) and Pruco Life’s Variable Universal Life (“VUL”) contracts (individually, the “Contract” and collectively, the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Money Market Portfolio	T. Rowe Price International Stock Portfolio	AST Loomis Sayles Large-Cap Growth
Prudential Diversified Bond Portfolio	Janus Aspen Janus Portfolio (Institutional	Portfolio
Prudential Equity Portfolio (Class I)	Shares)	AST Small-Cap Growth Portfolio
Prudential Flexible Managed Portfolio	MFS Growth Series (Initial Class)	AST BlackRock/Loomis Sayles Bond
Prudential Conservative Balanced	American Century VP Value Fund (Class I)	Portfolio (formerly AST PIMCO Total
Portfolio	Prudential SP Small Cap Value Portfolio	Return Bond Portfolio)
Prudential Value Portfolio (Class I)	(Class I)	AST Wellington Management Hedged
Prudential High Yield Bond Portfolio	Prudential SP Prudential U.S. Emerging	Equity Portfolio
Prudential Natural Resources Portfolio	Growth Portfolio (Class I)	AST Balanced Asset Allocation Portfolio
(Class I)	Prudential SP International Growth	AST Preservation Asset Allocation
Prudential Stock Index Portfolio	Portfolio (Class I)	Portfolio
Prudential Global Portfolio	Prudential SP International Value Portfolio*	AST BlackRock Global Strategies
Prudential Government Income Portfolio	AST T. Rowe Price Large-Cap Growth	Portfolio
Prudential Jennison Portfolio (Class I)	Portfolio	AST International Value Portfolio
Prudential Small Capitalization Stock	AST Large-Cap Value Portfolio
Portfolio
___________
*Subaccount was no longer available for investment as of December 31, 2015.

A21

Note 1:	General (continued)

The following table sets forth the date at which a merger took place in the Account along with relevant information pertaining to the merger. The transfer from the old subaccount to the new subaccount is reflected in the Statements of Changes in Net Assets for the period ended December 31, 2015 as net transfers between subaccounts. The transfer occurred as follows:

April 24, 2015	Removed Portfolio	Surviving Portfolio
	Prudential SP International Value Portfolio	AST International Value Portfolio

Shares	956,558	418,991
Net asset value per share	$8.27	$18.88
Net assets before merger	$7,910,542	$—
Net assets after merger	$—	$7,910,542

The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments-The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions- Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

Dividend Income and Distributions Received-Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

A22

Note 3:	Fair Value

Fair Value Measurements-Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1-Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2-Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3-Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2015, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2015, there were no transfers between fair value levels.

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2015 were as shown below. For portfolios involved in mergers, purchases and sales amounts include net assets transferred in the merger.

	Purchases	Sales
Prudential Money Market Portfolio	$8,804,689	$13,475,800
Prudential Diversified Bond Portfolio	1,379,910	9,064,293
Prudential Equity Portfolio (Class I)	759,558	44,312,014
Prudential Flexible Managed Portfolio	1,049,980	60,598,355
Prudential Conservative Balanced Portfolio	975,332	32,940,971
Prudential Value Portfolio (Class I)	1,306,362	11,320,011
Prudential High Yield Bond Portfolio	500,483	28,134,443
Prudential Natural Resources Portfolio (Class I)	609,977	8,203,818
Prudential Stock Index Portfolio	2,403,668	23,656,003
Prudential Global Portfolio	1,268,674	6,176,437
Prudential Government Income Portfolio	610,748	1,940,611
Prudential Jennison Portfolio (Class I)	4,084,479	15,869,173
Prudential Small Capitalization Stock Portfolio	626,485	5,836,649

A23

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
T. Rowe Price International Stock Portfolio	$628,163	$1,266,371
Janus Aspen Janus Portfolio (Institutional Shares)	721,031	4,062,196
MFS Growth Series (Initial Class)	760,564	4,087,501
American Century VP Value Fund (Class I)	423,485	2,015,837
Prudential SP Small Cap Value Portfolio (Class I)	281,885	960,244
Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)	610,790	1,540,174
Prudential SP International Growth Portfolio (Class I)	284,752	519,618
Prudential SP International Value Portfolio	249,394	8,145,426
AST T. Rowe Price Large-Cap Growth Portfolio	561,195	12,213,618
AST Large-Cap Value Portfolio	397,323	546,985
AST Loomis Sayles Large-Cap Growth Portfolio	202,147	157,388
AST Small-Cap Growth Portfolio	467,499	667,393
AST BlackRock/Loomis Sayles Bond Portfolio	325,315	1,869,100
AST Wellington Management Hedged Equity Portfolio	278,792	865,473
AST Balanced Asset Allocation Portfolio	589,014	658,047
AST Preservation Asset Allocation Portfolio	216,455	244,697
AST BlackRock Global Strategies Portfolio	460,640	1,277,355
AST International Value Portfolio	24,954,242	532,720

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc. (renamed PGIM, Inc. beginning January 4, 2016), Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust

A24

Note 6:	Related Party Transactions (continued)

may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2015	35,002	$1.39712	to	$2.44892	$64,061	0.00%	(1)	0.60%	to	0.60%	-0.59%	to	-0.56%
December 31, 2014	36,985	$1.40496	to	$2.46352	$68,731	0.00%	(1)	0.60%	to	0.60%	-0.59%	to	-0.56%
December 31, 2013	41,439	$1.41281	to	$2.47812	$79,098	0.00%	(1)	0.60%	to	0.60%	-0.59%	to	-0.55%
December 31, 2012	43,333	$1.42066	to	$2.49271	$82,813	0.01%		0.60%	to	0.60%	-0.58%	to	-0.55%
December 31, 2011	42,307	$1.42857	to	$2.50735	$80,556	0.02%		0.60%	to	0.60%	-0.58%	to	-0.54%

	Prudential Diversified Bond Portfolio
December 31, 2015	23,458	$2.73024	to	$7.26922	$126,872	0.00%		0.54%	to	0.60%	-0.86%	to	-0.80%
December 31, 2014	24,750	$2.75384	to	$7.32762	$134,835	0.99%		0.56%	to	0.60%	6.46%	to	6.50%
December 31, 2013	78,930	$2.58681	to	$6.88051	$270,073	3.97%		0.56%	to	0.60%	-1.30%	to	-1.27%
December 31, 2012	81,643	$2.62101	to	$6.96871	$285,874	4.42%		0.57%	to	0.60%	10.02%	to	10.06%
December 31, 2011	83,656	$2.38223	to	$6.33172	$265,309	4.31%		0.57%	to	0.60%	6.87%	to	6.90%

	Prudential Equity Portfolio (Class I)
December 31, 2015	62,557	$3.01899	to	$16.18903	$793,545	0.00%		0.53%	to	0.60%	1.75%	to	1.82%
December 31, 2014	65,661	$2.96710	to	$15.89925	$818,007	0.00%		0.53%	to	0.60%	7.07%	to	7.14%
December 31, 2013	69,578	$2.77128	to	$14.83927	$800,856	0.00%		0.53%	to	0.60%	32.74%	to	32.83%
December 31, 2012	73,188	$2.08777	to	$11.17160	$631,569	0.59%		0.54%	to	0.60%	13.01%	to	13.08%
December 31, 2011	77,026	$1.84739	to	$9.87940	$586,141	0.68%		0.52%	to	0.60%	-4.04%	to	-3.96%

	Prudential Flexible Managed Portfolio
December 31, 2015	118,422	$2.78765	to	$10.70177	$1,178,131	0.00%		0.37%	to	0.60%	0.41%	to	0.64%
December 31, 2014	123,930	$2.77634	to	$10.63394	$1,225,306	0.00%		0.40%	to	0.60%	10.39%	to	10.61%
December 31, 2013	129,327	$2.51501	to	$9.61378	$1,154,702	0.00%		0.37%	to	0.60%	19.43%	to	19.70%
December 31, 2012	135,094	$2.10589	to	$8.03134	$1,006,941	1.92%		0.37%	to	0.60%	12.69%	to	12.95%
December 31, 2011	141,303	$1.86871	to	$7.11047	$931,765	1.96%		0.37%	to	0.60%	3.71%	to	3.95%

A25

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Conservative Balanced Portfolio
December 31, 2015	74,007	$2.60973	to	$8.31853	$560,882	0.00%	0.42%	to	0.60%	-0.20%	to	-0.02%
December 31, 2014	78,200	$2.61488	to	$8.31983	$590,364	0.00%	0.42%	to	0.60%	8.12%	to	8.32%
December 31, 2013	81,691	$2.41843	to	$7.68092	$568,626	0.00%	0.42%	to	0.60%	15.46%	to	15.67%
December 31, 2012	83,537	$2.09467	to	$6.64038	$510,535	2.07%	0.42%	to	0.60%	10.58%	to	10.77%
December 31, 2011	87,149	$1.89434	to	$5.99459	$480,121	2.25%	0.41%	to	0.60%	3.98%	to	4.18%

	Prudential Value Portfolio (Class I)
December 31, 2015	27,265	$3.54124	to	$11.03609	$174,217	0.00%	0.60%	to	0.60%	-8.74%	to	-8.74%
December 31, 2014	28,582	$3.88049	to	$12.09334	$200,056	0.00%	0.60%	to	0.60%	9.45%	to	9.45%
December 31, 2013	30,372	$3.54556	to	$11.04952	$192,727	0.00%	0.60%	to	0.60%	32.30%	to	32.30%
December 31, 2012	28,756	$2.67992	to	$8.35185	$143,444	0.98%	0.60%	to	0.60%	13.94%	to	13.94%
December 31, 2011	33,010	$2.35206	to	$7.33025	$139,093	1.02%	0.60%	to	0.60%	-6.14%	to	-6.14%

	Prudential High Yield Bond Portfolio
December 31, 2015	472,756	$2.63916	to	$5.71198	$1,270,020	6.23%	0.60%	to	0.60%	-3.04%	to	-3.03%
December 31, 2014	479,332	$2.72177	to	$5.89068	$1,329,183	6.13%	0.60%	to	0.60%	2.10%	to	2.10%
December 31, 2013	432,832	$2.66591	to	$5.76970	$1,179,955	6.38%	0.60%	to	0.60%	6.62%	to	6.62%
December 31, 2012	438,029	$2.50031	to	$5.41145	$1,120,731	7.00%	0.60%	to	0.60%	13.74%	to	13.74%
December 31, 2011	442,465	$2.19827	to	$4.75756	$995,527	7.51%	0.60%	to	0.60%	4.46%	to	4.47%

	Prudential Natural Resources Portfolio (Class I)
December 31, 2015	4,779	$11.01858	to	$11.01858	$52,660	0.00%	0.60%	to	0.60%	-28.62%	to	-28.62%
December 31, 2014	5,291	$15.43613	to	$15.43613	$81,667	0.00%	0.60%	to	0.60%	-20.38%	to	-20.38%
December 31, 2013	5,645	$19.38647	to	$19.38647	$109,438	0.00%	0.60%	to	0.60%	9.57%	to	9.57%
December 31, 2012	6,430	$17.69319	to	$17.69319	$113,767	0.46%	0.60%	to	0.60%	-3.05%	to	-3.05%
December 31, 2011	7,066	$18.25048	to	$18.25048	$128,964	0.19%	0.60%	to	0.60%	-19.52%	to	-19.52%

	Prudential Stock Index Portfolio
December 31, 2015	61,582	$3.34342	to	$10.24543	$346,827	1.49%	0.60%	to	0.60%	0.58%	to	0.58%
December 31, 2014	65,790	$3.32412	to	$10.18624	$363,630	3.02%	0.60%	to	0.60%	12.63%	to	12.63%
December 31, 2013	65,458	$2.95131	to	$9.04375	$321,253	0.00%	0.60%	to	0.60%	31.11%	to	31.11%
December 31, 2012	66,772	$2.25107	to	$6.89793	$251,462	1.69%	0.60%	to	0.60%	14.99%	to	14.99%
December 31, 2011	68,413	$1.95766	to	$5.99888	$226,592	1.60%	0.60%	to	0.60%	1.34%	to	1.34%

	Prudential Global Portfolio
December 31, 2015	32,577	$2.57529	to	$3.34830	$98,739	0.00%	0.60%	to	0.60%	1.76%	to	1.76%
December 31, 2014	34,002	$2.53077	to	$3.29027	$101,242	0.00%	0.60%	to	0.60%	2.63%	to	2.64%
December 31, 2013	35,660	$2.46585	to	$3.20572	$103,495	0.00%	0.60%	to	0.60%	26.53%	to	26.53%
December 31, 2012	36,919	$1.94888	to	$2.53361	$84,539	1.60%	0.60%	to	0.60%	16.82%	to	16.82%
December 31, 2011	38,842	$1.66832	to	$2.16888	$75,993	1.56%	0.60%	to	0.60%	-7.53%	to	-7.53%

	Prudential Government Income Portfolio
December 31, 2015	4,879	$4.27164	to	$4.27164	$20,843	0.00%	0.60%	to	0.60%	0.07%	to	0.07%
December 31, 2014	5,158	$4.26864	to	$4.26864	$22,018	0.36%	0.60%	to	0.60%	5.23%	to	5.23%
December 31, 2013	5,629	$4.05652	to	$4.05652	$22,836	1.77%	0.60%	to	0.60%	-2.92%	to	-2.92%
December 31, 2012	6,256	$4.17862	to	$4.17862	$26,142	2.07%	0.60%	to	0.60%	3.01%	to	3.01%
December 31, 2011	6,394	$4.05654	to	$4.05654	$25,936	2.46%	0.60%	to	0.60%	6.99%	to	6.99%

	Prudential Jennison Portfolio (Class I)
December 31, 2015	59,548	$3.89524	to	$5.62483	$276,252	0.00%	0.60%	to	0.60%	10.82%	to	10.82%
December 31, 2014	62,047	$3.51499	to	$5.07582	$258,805	0.00%	0.60%	to	0.60%	9.33%	to	9.33%
December 31, 2013	65,592	$3.21491	to	$4.64261	$249,698	0.00%	0.60%	to	0.60%	36.84%	to	36.84%
December 31, 2012	69,163	$2.34944	to	$3.39279	$192,178	0.16%	0.60%	to	0.60%	15.49%	to	15.49%
December 31, 2011	72,692	$2.03440	to	$2.93786	$174,428	0.30%	0.60%	to	0.60%	-0.30%	to	-0.30%

	Prudential Small Capitalization Stock Portfolio
December 31, 2015	12,201	$6.84380	to	$6.84380	$83,498	0.00%	0.60%	to	0.60%	-2.87%	to	-2.87%
December 31, 2014	12,859	$7.04589	to	$7.04589	$90,600	0.00%	0.60%	to	0.60%	4.76%	to	4.76%
December 31, 2013	13,843	$6.72562	to	$6.72562	$93,100	0.00%	0.60%	to	0.60%	40.11%	to	40.11%
December 31, 2012	14,296	$4.80032	to	$4.80032	$68,627	0.60%	0.60%	to	0.60%	15.33%	to	15.33%
December 31, 2011	15,325	$4.16212	to	$4.16212	$63,784	0.81%	0.60%	to	0.60%	-0.04%	to	-0.04%

A26

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	T. Rowe Price International Stock Portfolio
December 31, 2015	11,047	$1.58675	to	$1.58675	$17,530	0.93%	0.60%	to	0.60%	-1.49%	to	-1.49%
December 31, 2014	11,364	$1.61078	to	$1.61078	$18,305	1.04%	0.60%	to	0.60%	-1.83%	to	-1.83%
December 31, 2013	11,879	$1.64081	to	$1.64081	$19,491	0.86%	0.60%	to	0.60%	13.38%	to	13.38%
December 31, 2012	12,794	$1.44721	to	$1.44721	$18,515	1.27%	0.60%	to	0.60%	17.73%	to	17.73%
December 31, 2011	13,576	$1.22924	to	$1.22924	$16,688	1.49%	0.60%	to	0.60%	-13.35%	to	-13.35%

	Janus Aspen Janus Portfolio (Institutional Shares)
December 31, 2015	21,086	$2.69283	to	$2.69283	$56,781	0.63%	0.60%	to	0.60%	4.72%	to	4.72%
December 31, 2014	22,197	$2.57157	to	$2.57157	$57,082	0.36%	0.60%	to	0.60%	12.32%	to	12.32%
December 31, 2013	24,073	$2.28947	to	$2.28947	$55,113	0.79%	0.60%	to	0.60%	29.56%	to	29.56%
December 31, 2012	25,616	$1.76711	to	$1.76711	$45,266	0.56%	0.60%	to	0.60%	17.88%	to	17.88%
December 31, 2011	27,009	$1.49905	to	$1.49905	$40,488	0.59%	0.60%	to	0.60%	-5.87%	to	-5.87%

	MFS Growth Series (Initial Class)
December 31, 2015	15,163	$3.24154	to	$3.24154	$49,151	0.16%	0.60%	to	0.60%	6.92%	to	6.92%
December 31, 2014	16,121	$3.03178	to	$3.03178	$48,877	0.10%	0.60%	to	0.60%	8.29%	to	8.29%
December 31, 2013	17,140	$2.79961	to	$2.79961	$47,987	0.23%	0.60%	to	0.60%	36.04%	to	36.04%
December 31, 2012	18,200	$2.05794	to	$2.05794	$37,454	0.00%	0.60%	to	0.60%	16.69%	to	16.69%
December 31, 2011	19,611	$1.76366	to	$1.76366	$34,587	0.19%	0.60%	to	0.60%	-0.92%	to	-0.92%

	American Century VP Value Fund (Class I)
December 31, 2015	6,789	$3.44890	to	$3.44890	$23,416	2.13%	0.60%	to	0.60%	-4.46%	to	-4.46%
December 31, 2014	7,195	$3.60982	to	$3.60982	$25,973	1.54%	0.60%	to	0.60%	12.41%	to	12.41%
December 31, 2013	7,520	$3.21142	to	$3.21142	$24,149	1.65%	0.60%	to	0.60%	30.95%	to	30.95%
December 31, 2012	8,236	$2.45244	to	$2.45244	$20,199	1.93%	0.60%	to	0.60%	13.89%	to	13.89%
December 31, 2011	8,727	$2.15339	to	$2.15339	$18,793	2.03%	0.60%	to	0.60%	0.41%	to	0.41%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2015	6,944	$2.38197	to	$2.38197	$16,540	0.00%	0.60%	to	0.60%	-5.93%	to	-5.93%
December 31, 2014	7,173	$2.53207	to	$2.53207	$18,162	0.00%	0.60%	to	0.60%	4.31%	to	4.31%
December 31, 2013	7,505	$2.42740	to	$2.42740	$18,218	0.00%	0.60%	to	0.60%	36.63%	to	36.63%
December 31, 2012	5,086	$1.77665	to	$1.77665	$9,036	0.45%	0.60%	to	0.60%	15.36%	to	15.36%
December 31, 2011	5,522	$1.54003	to	$1.54003	$8,505	0.77%	0.60%	to	0.60%	-3.35%	to	-3.35%

	Prudential SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2015	3,832	$3.27647	to	$3.27647	$12,554	0.00%	0.60%	to	0.60%	-2.95%	to	-2.95%
December 31, 2014	4,083	$3.37589	to	$3.37589	$13,782	0.00%	0.60%	to	0.60%	8.86%	to	8.86%
December 31, 2013	4,241	$3.10122	to	$3.10122	$13,153	0.00%	0.60%	to	0.60%	27.70%	to	27.70%
December 31, 2012	4,812	$2.42843	to	$2.42843	$11,686	0.41%	0.60%	to	0.60%	16.18%	to	16.18%
December 31, 2011	5,136	$2.09028	to	$2.09028	$10,736	0.61%	0.60%	to	0.60%	1.61%	to	1.61%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2015	2,533	$1.83961	to	$1.83961	$4,659	0.00%	0.60%	to	0.60%	2.75%	to	2.75%
December 31, 2014	2,646	$1.79034	to	$1.79034	$4,738	0.00%	0.60%	to	0.60%	-6.28%	to	-6.28%
December 31, 2013	2,860	$1.91031	to	$1.91031	$5,464	0.00%	0.60%	to	0.60%	18.16%	to	18.16%
December 31, 2012	2,997	$1.61675	to	$1.61675	$4,846	0.64%	0.60%	to	0.60%	21.66%	to	21.66%
December 31, 2011	3,300	$1.32890	to	$1.32890	$4,385	1.32%	0.60%	to	0.60%	-15.42%	to	-15.42%

	Prudential SP International Value Portfolio (expired April 24, 2015)
December 31, 2015	—	$2.03879	to	$2.03879	$—	0.00%	0.60%	to	0.60%	10.50%	to	10.50%
December 31, 2014	3,870	$1.84503	to	$1.84503	$7,141	0.00%	0.60%	to	0.60%	-6.59%	to	-6.59%
December 31, 2013	4,011	$1.97528	to	$1.97528	$7,924	0.00%	0.60%	to	0.60%	19.38%	to	19.38%
December 31, 2012	4,221	$1.65466	to	$1.65466	$6,985	2.67%	0.60%	to	0.60%	16.23%	to	16.23%
December 31, 2011	4,618	$1.42366	to	$1.42366	$6,574	2.52%	0.60%	to	0.60%	-13.62%	to	-13.62%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2015	183	$21.09829	to	$21.09829	$3,861	0.00%	0.60%	to	0.60%	8.93%	to	8.93%
December 31, 2014	730	$19.36865	to	$19.36865	$14,141	0.00%	0.60%	to	0.60%	7.70%	to	7.70%
December 31, 2013	1,287	$17.98404	to	$17.98404	$23,149	0.00%	0.60%	to	0.60%	43.17%	to	43.17%
December 31, 2012	1,302	$12.56164	to	$12.56164	$16,355	0.00%	0.60%	to	0.60%	16.88%	to	16.88%
December 31, 2011	753	$10.74733	to	$10.74733	$8,095	0.00%	0.60%	to	0.60%	-2.28%	to	-2.28%

A27

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Large-Cap Value Portfolio
December 31, 2015	298	$13.08645	to	$13.08645	$3,902	0.00%	0.60%	to	0.60%	-8.39%	to	-8.39%
December 31, 2014	307	$14.28429	to	$14.28429	$4,385	0.00%	0.60%	to	0.60%	13.07%	to	13.07%
December 31, 2013	293	$12.63333	to	$12.63333	$3,698	0.00%	0.60%	to	0.60%	39.03%	to	39.03%
December 31, 2012	218	$9.08707	to	$9.08707	$1,978	3.50%	0.60%	to	0.60%	16.19%	to	16.19%
December 31, 2011	245	$7.82097	to	$7.82097	$1,919	1.30%	0.60%	to	0.60%	-4.75%	to	-4.75%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2015	121	$16.82352	to	$16.82352	$2,043	0.00%	0.60%	to	0.60%	9.41%	to	9.41%
December 31, 2014	118	$15.37594	to	$15.37594	$1,817	0.00%	0.60%	to	0.60%	9.93%	to	9.93%
December 31, 2013	170	$13.98705	to	$13.98705	$2,377	0.00%	0.60%	to	0.60%	35.80%	to	35.80%
December 31, 2012	177	$10.29999	to	$10.29999	$1,828	0.50%	0.60%	to	0.60%	11.60%	to	11.60%
December 31, 2011	739	$9.22964	to	$9.22964	$6,816	0.27%	0.60%	to	0.60%	-1.50%	to	-1.50%

	AST Small-Cap Growth Portfolio
December 31, 2015	315	$18.70874	to	$18.70874	$5,893	0.00%	0.60%	to	0.60%	0.18%	to	0.18%
December 31, 2014	324	$18.67426	to	$18.67426	$6,042	0.00%	0.60%	to	0.60%	3.20%	to	3.20%
December 31, 2013	333	$18.09511	to	$18.09511	$6,025	0.00%	0.60%	to	0.60%	34.37%	to	34.37%
December 31, 2012	356	$13.46694	to	$13.46694	$4,789	0.00%	0.60%	to	0.60%	11.51%	to	11.51%
December 31, 2011	391	$12.07721	to	$12.07721	$4,719	0.00%	0.60%	to	0.60%	-1.57%	to	-1.57%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2015	947	$11.66519	to	$11.66519	$11,047	0.00%	0.60%	to	0.60%	-2.69%	to	-2.69%
December 31, 2014	1,070	$11.98785	to	$11.98785	$12,832	0.00%	0.60%	to	0.60%	3.61%	to	3.61%
December 31, 2013	1,190	$11.57027	to	$11.57027	$13,772	0.00%	0.60%	to	0.60%	-2.42%	to	-2.42%
December 31, 2012	1,294	$11.85752	to	$11.85752	$15,348	2.69%	0.60%	to	0.60%	8.67%	to	8.67%
December 31, 2011	1,397	$10.91145	to	$10.91145	$15,240	1.70%	0.60%	to	0.60%	2.56%	to	2.56%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2015	442	$15.29793	to	$15.29793	$6,756	0.00%	0.60%	to	0.60%	-1.23%	to	-1.23%
December 31, 2014	476	$15.48767	to	$15.48767	$7,377	0.00%	0.60%	to	0.60%	4.88%	to	4.88%
December 31, 2013	492	$14.76772	to	$14.76772	$7,261	0.00%	0.60%	to	0.60%	19.78%	to	19.78%
December 31, 2012	511	$12.32862	to	$12.32862	$6,302	0.29%	0.60%	to	0.60%	10.35%	to	10.35%
December 31, 2011	526	$11.17269	to	$11.17269	$5,881	0.30%	0.60%	to	0.60%	-4.03%	to	-4.03%

	AST Balanced Asset Allocation Portfolio
December 31, 2015	664	$15.34685	to	$15.34685	$10,183	0.00%	0.60%	to	0.60%	-0.12%	to	-0.12%
December 31, 2014	664	$15.36580	to	$15.36580	$10,206	0.00%	0.60%	to	0.60%	5.89%	to	5.89%
December 31, 2013	686	$14.51163	to	$14.51163	$9,954	0.00%	0.60%	to	0.60%	16.95%	to	16.95%
December 31, 2012	757	$12.40891	to	$12.40891	$9,389	1.01%	0.60%	to	0.60%	11.81%	to	11.81%
December 31, 2011	779	$11.09867	to	$11.09867	$8,647	0.60%	0.60%	to	0.60%	-1.81%	to	-1.81%

	AST Preservation Asset Allocation Portfolio
December 31, 2015	141	$13.78539	to	$13.78539	$1,943	0.00%	0.60%	to	0.60%	-0.45%	to	-0.45%
December 31, 2014	142	$13.84816	to	$13.84816	$1,968	0.00%	0.60%	to	0.60%	5.14%	to	5.14%
December 31, 2013	150	$13.17071	to	$13.17071	$1,969	0.00%	0.60%	to	0.60%	8.56%	to	8.56%
December 31, 2012	193	$12.13215	to	$12.13215	$2,343	1.12%	0.60%	to	0.60%	9.72%	to	9.72%
December 31, 2011	202	$11.05766	to	$11.05766	$2,230	1.71%	0.60%	to	0.60%	0.39%	to	0.39%

	AST BlackRock Global Strategies Portfolio (available April 29, 2011)
December 31, 2015	853	$11.37679	to	$11.37679	$9,707	0.00%	0.60%	to	0.60%	-3.58%	to	-3.58%
December 31, 2014	916	$11.79913	to	$11.79913	$10,813	0.00%	0.60%	to	0.60%	4.27%	to	4.27%
December 31, 2013	954	$11.31597	to	$11.31597	$10,797	0.00%	0.60%	to	0.60%	10.19%	to	10.19%
December 31, 2012	3,580	$10.26937	to	$10.26937	$36,764	0.49%	0.60%	to	0.60%	11.23%	to	11.23%
December 31, 2011	3,680	$9.23263	to	$9.23263	$33,973	0.00%	0.60%	to	0.60%	-7.67%	to	-7.67%

	AST International Value Portfolio (available April 24, 2015)
December 31, 2015	2,559	$9.15262	to	$9.15262	$23,425	0.00%	0.60%	to	0.60%	-8.96%	to	-8.96%

_________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges,

A28

Note 7:	Financial Highlights (continued)

that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2015 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 0.01%.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

The expense ratio represents the annualized Contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense charges. These fees equal an effective annual rate of up to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 11.5%. In addition, VAL1 contracts also deduct a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•	The Account charges from $0.06 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of basic insurance amount. The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $2.50 to $10 per Contract plus $0.01 to $0.08 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Expense Reimbursement

Expenses, including a management fee charged by PI, are incurred by each portfolio of The Prudential Series Fund. Pursuant to a prior merger agreement, the Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio and Prudential Conservative

A29

Note 7:	Financial Highlights (continued)

Balanced Portfolio subaccounts of the Account are reimbursed by Pruco Life for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolio of The Prudential Series Fund.

Note 8:	Other

Contract owner net payments-represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Policy loans-represent amounts borrowed by contract owners using the Contract as the security for the loan.

Policy loan repayments and interest-represent payments made by contract owners to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Other charges-are various Contract level charges as described in charges and expenses section in Note 7, which are assessed through the redemptions of units.

Note 9:	Subsequent Event
Subsequent to year-end, Prudential Financial self reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a long-standing restriction benefiting Prudential Financial. The restriction has been removed and Prudential Financial is in the process of implementing a remediation plan for the benefit of such Portfolios.  The remediation plan and all aspects related to it will be under ongoing evaluation by the respective Boards of Trustees of the Portfolios and will be subject to their approval.

A30

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Variable Appreciable Account at December 31, 2015, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 8, 2016

A31

PRUCO LIFE INSURANCE COMPANY

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiaries, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2015, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2015.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 10, 2016

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
As of December 31, 2015 and December 31, 2014 (in thousands, except share amounts)

	December 31, 2015	December 31, 2014
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2015 – $6,775,806; 2014 – $5,866,873)	$6,840,932	$6,194,564
Equity securities, available-for-sale, at fair value (cost: 2015 – $54,609; 2014 – $28,881)	51,973	29,500
Trading account assets, at fair value	64,612	49,661
Policy loans	1,143,303	1,123,912
Short-term investments	54,806	121,272
Commercial mortgage and other loans	1,658,235	1,681,553
Other long-term investments	379,237	298,143
Total investments	10,193,098	9,498,605
Cash and cash equivalents	370,286	214,952
Deferred policy acquisition costs	5,111,373	5,066,855
Accrued investment income	100,031	90,506
Reinsurance recoverables	22,546,361	20,594,371
Receivables from parent and affiliates	228,253	261,915
Deferred sales inducements	684,844	836,791
Other assets	59,578	83,417
Separate account assets	109,350,121	109,194,192
TOTAL ASSETS	$148,643,945	$145,841,604
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$17,164,705	$15,250,055
Future policy benefits and other policyholder liabilities	15,031,390	13,915,330
Cash collateral for loaned securities	40,416	65,418
Income taxes	154,043	256,168
Short-term debt to affiliates	180,000	423,000
Long-term debt to affiliates	1,204,000	1,288,000
Payables to parent and affiliates	72,791	66,581
Other liabilities	935,662	828,875
Separate account liabilities	109,350,121	109,194,192
TOTAL LIABILITIES	144,133,128	141,287,619
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	779,973	792,153
Retained earnings	3,663,539	3,580,641
Accumulated other comprehensive income	64,805	178,691
TOTAL EQUITY	4,510,817	4,553,985
TOTAL LIABILITIES AND EQUITY	$148,643,945	$145,841,604
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2015, 2014, and 2013 (in thousands)

	2015	2014	2013
REVENUES
Premiums	$77,634	$66,206	$56,851
Policy charges and fee income	2,159,428	2,074,852	1,880,925
Net investment income	416,587	404,018	419,011
Asset administration fees	362,321	377,127	332,288
Other income	55,515	57,827	20,149
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,514)	(483)	(12,268)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	51	356	7,827
Other realized investment gains (losses), net	(207,075)	114,194	(9,009)
Total realized investment gains (losses), net	(208,538)	114,067	(13,450)
TOTAL REVENUES	2,862,947	3,094,097	2,695,774
BENEFITS AND EXPENSES
Policyholders’ benefits	291,185	343,714	178,924
Interest credited to policyholders’ account balances	374,211	368,315	45,737
Amortization of deferred policy acquisition costs	662,644	436,169	(524,311)
General, administrative and other expenses	1,030,014	1,019,723	890,794
TOTAL BENEFITS AND EXPENSES	2,358,054	2,167,921	591,144
INCOME FROM OPERATIONS BEFORE INCOME TAXES	504,893	926,176	2,104,630
Total income tax expense (benefit)	(8,005)	140,373	566,420
NET INCOME	$512,898	$785,803	$1,538,210
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(507)	(723)	224
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(164,799)	207,134	(290,636)
Reclassification adjustment for (gains) losses included in net income	(9,902)	(18,649)	(33,920)
Net unrealized investment gains (losses)	(174,701)	188,485	(324,556)
Other comprehensive income (loss), before tax	(175,208)	187,762	(324,332)
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	(177)	(253)	78
Net unrealized investment gains (losses)	(61,145)	65,970	(113,595)
Total	(61,322)	65,717	(113,517)
Other comprehensive income (loss), net of tax	(113,886)	122,045	(210,815)
COMPREHENSIVE INCOME	$399,012	$907,848	$1,327,395
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2012	$2,500	$818,303	$2,427,628	$267,461	$3,515,892
Dividend to parent			(423,000)		(423,000)
Contributed (distributed) capital-parent/child asset transfers		(14,066)			(14,066)
Comprehensive income:
Net income			1,538,210		1,538,210
Other comprehensive income (loss), net of tax				(210,815)	(210,815)
Total comprehensive income					1,327,395
Balance, December 31, 2013	$2,500	$804,237	$3,542,838	$56,646	$4,406,221
Dividend to parent			(748,000)		(748,000)
Contributed (distributed) capital-parent/child asset transfers		(12,084)			(12,084)
Comprehensive income:
Net income			785,803		785,803
Other comprehensive income (loss), net of tax				122,045	122,045
Total comprehensive income					907,848
Balance, December 31, 2014	$2,500	$792,153	$3,580,641	$178,691	$4,553,985
Dividend to parent			(430,000)		(430,000)
Contributed (distributed) capital-parent/child asset transfers		(12,180)			(12,180)
Comprehensive income:
Net income			512,898		512,898
Other comprehensive income (loss), net of tax				(113,886)	(113,886)
Total comprehensive income					399,012
Balance, December 31, 2015	$2,500	$779,973	$3,663,539	$64,805	$4,510,817
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2015, 2014 and 2013 (in thousands)

	2015	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$512,898	$785,803	$1,538,210
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	(11,811)	(76,188)	(113,831)
Interest credited to policyholders’ account balances	374,211	368,315	45,737
Realized investment (gains) losses, net	208,538	(114,067)	13,450
Amortization and other non-cash items	(68,070)	(62,723)	(43,677)
Change in:
Future policy benefits and other policyholder liabilities	1,503,445	1,402,458	1,185,681
Reinsurance recoverables	(1,536,347)	(1,302,695)	(1,168,256)
Accrued investment income	(9,525)	(2,174)	(4,286)
Net payables to/receivables from parent and affiliates	20,299	18,037	(65,548)
Deferred policy acquisition costs	46,643	(190,550)	(1,346,386)
Income taxes	(34,243)	69,204	341,965
Deferred sales inducements	(6,462)	(9,112)	(20,871)
Derivatives, net	60,517	155,556	(75,843)
Other, net	82,836	35,828	31,261
Cash flows from operating activities	$1,142,929	$1,077,692	$317,606
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$813,721	$907,665	$1,570,701
Short-term investments	823,112	409,804	662,351
Policy loans	135,449	121,644	130,655
Ceded policy loans	(9,129)	(9,753)	(9,156)
Commercial mortgage and other loans	219,379	113,073	207,340
Other long-term investments	15,633	5,361	12,933
Equity securities, available-for-sale	5,760	17,854	13,596
Trading account assets	1,500	1,375	7,524
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,719,015)	(1,340,010)	(1,934,430)
Short-term investments	(755,145)	(514,524)	(566,100)
Policy loans	(110,165)	(114,037)	(101,357)
Ceded policy loans	13,850	10,960	9,687
Commercial mortgage and other loans	(196,538)	(320,155)	(367,857)
Other long-term investments	(49,004)	(47,096)	(72,862)
Equity securities, available-for-sale	(31,063)	(45,101)	(10,574)
Trading account assets	(19,001)	(32,060)	(9,478)
Notes receivable from parent and affiliates, net	35,350	(7,831)	4,641
Derivatives, net	(12,164)	(11,329)	(11,997)
Other, net	(584)	616	160
Cash flows used in investing activities	$(838,054)	$(853,544)	$(464,223)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	$3,839,784	$2,966,388	$3,091,818
Ceded policyholders’ account deposits	(1,109,311)	(672,242)	(413,181)
Policyholders’ account withdrawals	(2,134,373)	(1,730,977)	(2,399,425)
Ceded policyholders’ account withdrawals	50,016	46,690	47,114
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(25,002)	(19,449)	36,799
Dividend to parent	(430,000)	(748,000)	(423,000)
Contributed (distributed) capital - parent/child asset transfers	(18,739)	(17,306)	(3,374)

Net change in financing arrangements (maturities 90 days or less)	—	(2,900)	2,900
Proceeds from the issuance of debt (maturities longer than 90 days)	412,000	418,000	532,000
Repayments of debt (maturities longer than 90 days)	(739,000)	(571,000)	(451,000)
Drafts outstanding	5,084	14,357	21,100
Cash flows from (used in) financing activities	$(149,541)	$(316,439)	$41,751
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$155,334	$(92,291)	$(104,866)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	214,952	307,243	412,109
CASH AND CASH EQUIVALENTS, END OF YEAR	$370,286	$214,952	$307,243
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$26,237	$129,430	$250,087
Interest paid	$53,122	$62,664	$40,209
See Notes to Consolidated Financial Statements

Significant Non Cash Transactions
Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $178 million of decreases in fixed maturities, available-for-sale, commercial mortgages and private equity related to the amendments of the reinsurance agreements between Pruco Life Insurance Company, or the “Company” and Prudential Universal Reinsurance Company (“PURC”), an affiliate, in the third quarter of 2014.
Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $61 million of decreases in fixed maturities, available-for-sale related to the tax settlements with Prudential Financial Inc. (“PFI”), which are related to the amendments of the reinsurance agreements between the Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and between the Company and PURC in the third quarter of 2014.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $56 million of increases in fixed maturities, available-for-sale and $132 million of decreases in fixed maturities, available-for-sale related to the amendments of the reinsurance agreements between the Company and UPARC and the Company and Prudential Arizona Reinsurance Universal Company (“PAR U”), an affiliate, in the first quarter of 2013.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $192 million of increases in fixed maturities, available-for-sale, and commercial mortgages and $704 million of decreases in fixed maturities, available-for-sale, and commercial mortgages related to the amendments of the reinsurance agreements between the Company and UPARC and the Company and PAR U in the third quarter of 2013.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $25 million of decreases in fixed maturities, available-for-sale related to the tax settlements with PFI, which are related to the amendments of the reinsurance agreements between the Company and UPARC and the Company and PAR U in the third quarter of 2013.
Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,951 million of increases in fixed maturities, available-for-sale, commercial mortgages, short-term investments, and trading account assets related to the coinsurance of Guaranteed Universal Life (“GUL”) business assumed from The Prudential Insurance Company of America ("Prudential Insurance") in connection with the acquisition of The Hartford Financial Services Group Inc’s individual life insurance business (“The Hartford Life Business”). Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,952 million of decreases in fixed maturities, available-for-sale, commercial mortgages, short-term investments, and trading account assets related to the subsequent retrocession of this GUL business assumed from Prudential Insurance to PAR U.
Cash Flows from Financing Activities for the year ended December 31, 2013 excludes $12 million of decreases in Contributed/distributed capital—parent/child asset transfers related to the coinsurance of GUL business assumed from Prudential Insurance in connection with the acquisition of The Hartford Life Business.
See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2015 and 2014.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION
Pruco Life Insurance Company, or “Pruco Life”, is a wholly-owned subsidiary of Prudential Insurance which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.” Pruco Life was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.
Pruco Life has two subsidiaries, including one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ,” and one indirect subsidiary formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life and its subsidiaries are together referred to as (the "Company", "we" or "our") and all financial information is shown on a consolidated basis.
PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.
Acquisition of The Hartford’s Individual Life Insurance Business
On January 2, 2013, Prudential Insurance acquired The Hartford Life Business through a reinsurance transaction. Under the agreement, Prudential Insurance paid The Hartford Financial Services Group, Inc. cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. This acquisition increased Prudential Insurance's scale in the U.S. individual life insurance market, particularly universal life products, and provides complementary distribution opportunities through expanded wirehouse and bank distribution channels.
In connection with this transaction, Prudential Insurance retroceded to the Company the portion of the assumed business that is classified as guaranteed universal life insurance (“GUL”), with account values of approximately $4 billion as of January 2, 2013. The Company reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $30 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on equity, as determined in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), or the statutory capital and surplus of the Company.
Basis of Presentation
The Consolidated Financial Statements have been prepared in accordance with U.S. GAAP. Intercompany balances and transactions have been eliminated.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.
Out of Period Adjustments
2015 results include a pre-tax expense of $32 million for out-of-period adjustments primarily related to 2014. These adjustments primarily relate to reserve, DAC and related amortization impacts for certain variable annuities products with optional living benefit guarantees.
Management has evaluated the impact of all out-of-period adjustments in 2015, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.
Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

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Notes to Consolidated Financial Statements—(Continued)

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS
Investments and Investment Related Liabilities
The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:
Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to Net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on DAC, deferred sales inducements (“DSI”), future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).
Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”
Equity securities, available-for-sale, at fair value are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.
Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.
Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans are included in “Net investment income".
Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.
The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

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Notes to Consolidated Financial Statements—(Continued)

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.
Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.
The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.
The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.
When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.
In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.
See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.
Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.
Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying

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Notes to Consolidated Financial Statements—(Continued)

the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.
Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.
Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.
The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.
An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an OTTI is recognized.
When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.
For debt securities, the split between the amount of an OTTI recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.
The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into Net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.
Deferred Policy Acquisition Costs
Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.
DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.
For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.
Deferred Sales Inducements
The Company offers various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

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Notes to Consolidated Financial Statements—(Continued)

Reinsurance recoverables
Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers. For additional information about these affiliated arrangements see Note 12.
Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities and real estate related investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”.
Other Assets and Other Liabilities
Other assets consist primarily of premiums due, deferred reinsurance losses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.
Future Policy Benefits
The Company’s liability for future policy benefits includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.
The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on the Company’s experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.
Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.
Securities repurchase and resale agreements and securities loaned transactions
Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.
Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold.
Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).
Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income”; however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).
Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.
Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.
Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives.
See Note 6 for additional information regarding these contracts.
Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to

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Notes to Consolidated Financial Statements—(Continued)

estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.
Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.
Asset Administration Fees
The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds or “PSF”, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 12). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.
Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.
Derivatives are recorded either as assets, within “Trading account assets, at fair value” or “Other long-term investments”, or as liabilities, within “Other liabilities”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.
The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net".
The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.
When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.
If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.
When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.
If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.
The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value”.
The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables” or “Other liabilities”. respectively. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net”.
The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” and changes in “Realized investment gains (losses), net.” The Company amended or entered into multiple reinsurance transactions (see Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative.
Short-Term and Long-Term Debt
Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.
Income Taxes
The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.
Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.
Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.
The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.
U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.
See Note 8 for additional information regarding income taxes.
Adoption of New Accounting Pronouncements
In August 2014, the Financial Accounting Standards Board (“FASB”) issued updated guidance (Accounting Standards Update (“ASU”) 2014-14, Receivables-Troubled Debt Restructurings by Creditors (Subtopic 310-40): Classification of Certain Government-Guaranteed Mortgage Loans upon Foreclosure) requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In June 2014, the FASB issued updated guidance (ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures) that requires repurchase-to-maturity transactions to be accounted for as secured borrowings and eliminates existing guidance for repurchase financings. The guidance also requires new disclosures for certain transactions accounted for as secured borrowings and for transfers accounted for as sales when the transferor also retains substantially all of the exposure to the economic return on the transferred financial assets. Accounting changes and new disclosures for transfers accounted for as sales under the new guidance were effective for the first interim or annual period beginning after December 15, 2014 and did not have a significant effect on the Company's consolidated financial position, results of operations or financial statement disclosures. Disclosures for certain transactions accounted for as secured borrowings were effective for interim periods beginning after March 15, 2015 and are included in Note 3.
In January 2014, the FASB issued updated guidance (ASU 2014-04, Receivables-Troubled Debt Restructuring by Creditors (Subtopic 310-40): Reclassification of Residential Real Estate Collateralized Consumer Mortgage Loans upon Foreclosure) for

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

troubled debt restructurings clarifying when an in-substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance became effective for annual periods and interim periods within those annual periods that began after December 15, 2014, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In January 2014, the FASB issued updated guidance (ASU 2014-01, Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects) regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance became effective for annual periods and interim reporting periods within those annual periods that began after December 15, 2014. The Company did not elect the proportional amortization method under this guidance.
In December 2013, the FASB issued updated guidance (ASU 2013-12, Definition of a Public Business Entity-An Addition to the Master Glossary) establishing a single definition of a public entity for use in financial accounting and reporting guidance. The new guidance became effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued updated guidance (ASU 2013-11, Income Taxes (Topic 740)): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists) regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In July 2013, the FASB issued new guidance (ASU 2013-10, Derivatives and Hedging (Topic 815): Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes) regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting in addition to the United States Treasury rate and London Interbank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance became effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.
In December 2011 and January 2013, the FASB issued updated guidance (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities) regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). The new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. The new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.
Future Adoption of New Accounting Pronouncements
In May 2014, the FASB issued updated guidance (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)) on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. In August 2015, the FASB issued an update to defer the original effective date of this guidance. As a result of the deferral, the new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2017, and must be applied using one of two retrospective application methods. Early adoption is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

In August 2014, the FASB issued updated guidance (ASU 2014-13, Consolidation (Topic 810): Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity) for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or the financial liabilities, whichever is more observable. If adopted, the guidance eliminates the measurement difference that exists when both are measured at fair value. The Company adopted the updated guidance effective January 1, 2016, and applied the modified retrospective method of adoption. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In February 2015, the FASB issued updated guidance (ASU 2015-02, Consolidation (Topic 810): Amendments to Consolidation Analysis) that modifies the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company adopted the updated guidance effective January 1, 2016. This guidance did not have a significant impact on the Company’s consolidated financial position, results of operations, or financial statement disclosures.
In January 2016, the FASB issued updated guidance (ASU 2016-01, Financial Instruments-Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities) on the recognition and measurement of financial assets and financial liabilities. The guidance revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The guidance also amends certain disclosure requirements associated with the fair value of financial instruments. The new guidance is effective for annual periods and interim reporting periods within those annual periods beginning after December 15, 2017. Early adoption is not permitted except for the provisions related to the presentation of certain fair value changes for financial liabilities measured at fair value. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

3.	INVESTMENTS
Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$87,107	$7,170	$228	$94,049	$—
Obligations of U.S. states and their political subdivisions	602,508	24,219	1,958	624,769	—
Foreign government bonds	70,107	3,094	2,791	70,410	—
Public utilities	790,038	30,862	18,402	802,498	—
Redeemable preferred stock	5,316	1,530	145	6,701	—
All other U.S. public corporate securities	2,138,358	81,905	61,142	2,159,121	(217)
All other U.S. private corporate securities	1,085,345	26,299	13,963	1,097,681	—
All other foreign public corporate securities	270,063	8,230	6,508	271,785	—
All other foreign private corporate securities	784,283	9,933	42,528	751,688	—
Asset-backed securities (1)	431,578	6,203	2,650	435,131	(3,056)
Commercial mortgage-backed securities	396,160	10,614	2,429	404,345	—
Residential mortgage-backed securities (2)	114,943	7,876	65	122,754	(690)
Total fixed maturities, available-for-sale	$6,775,806	$217,935	$152,809	$6,840,932	$(3,963)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$54,543	$256	$3,030	$51,769
Public utilities	66	2	29	39
Industrial, miscellaneous & other	—	165	—	165
Non-redeemable preferred stocks	—	—	—	—
Total equity securities, available-for-sale	$54,609	$423	$3,059	$51,973

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $9 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2014(4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,372	$8,711	$1	$92,082	$—
Obligations of U.S. states and their political subdivisions	310,518	15,323	187	325,654	—
Foreign government bonds	35,228	3,284	14	38,498	—
Public utilities	683,652	62,060	3,288	742,424	—
Redeemable preferred stock	3,185	763	137	3,811	—
All other U.S. public corporate securities	2,042,843	143,969	10,280	2,176,532	(247)
All other U.S. private corporate securities	983,361	47,266	2,106	1,028,521	—
All other foreign public corporate securities	182,884	12,468	1,019	194,333	—
All other foreign private corporate securities	534,716	24,236	7,415	551,537	—
Asset-backed securities (1)	395,180	8,281	1,210	402,251	(3,531)
Commercial mortgage-backed securities	482,769	17,978	1,868	498,879	—
Residential mortgage-backed securities (2)	129,165	10,902	25	140,042	(836)
Total fixed maturities, available-for-sale	$5,866,873	$355,241	$27,550	$6,194,564	$(4,614)
Equity securities, available-for-sale
Common stocks:
Mutual funds	$28,470	$468	$295	$28,643
Public utilities	66	23	—	89
Industrial, miscellaneous & other	5	173	—	178
Non-redeemable preferred stocks	340	250	—	590
Total equity securities, available-for-sale	$28,881	$914	$295	$29,500

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $10 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.
The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2015, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$264,119	$262,759
Due after one year through five years	1,133,468	1,171,399
Due after five years through ten years	1,423,371	1,418,482
Due after ten years	3,012,167	3,026,062
Asset-backed securities	431,578	435,131
Commercial mortgage-backed securities	396,160	404,345
Residential mortgage-backed securities	114,943	122,754
Total	$6,775,806	$6,840,932
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above as they are not due at a single maturity date.
The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
		(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$171,589	$245,618	$816,125
Proceeds from maturities/repayments	642,503	656,249	760,433
Gross investment gains from sales, prepayments and maturities	12,496	20,394	60,261
Gross investment losses from sales and maturities	(1,528)	(2,704)	(22,380)
Equity securities, available-for-sale
Proceeds from sales	$5,732	$17,873	$13,606
Gross investment gains from sales	400	1,085	1,337
Gross investment losses from sales	—	—	(791)
Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(1,463)	$(127)	$(4,441)
Writedowns for impairments on equity securities	(3)	—	(67)

(1)
Excludes the portion of OTTI recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other comprehensive income” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31,
	2015	2014
	(in thousands)
Balance, beginning of period	$8,729	$14,660
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,719)	(6,533)
Credit loss impairments recognized in the current period on securities not previously impaired	—	—
Additional credit loss impairments recognized in the current period on securities previously impaired	71	—
Increases due to the passage of time on previously recorded credit losses	213	1,098
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(253)	(496)
Balance, end of period	$7,041	$8,729

Trading Account Assets
The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities	$50,565	$46,364	$43,490	$44,121
Equity securities	14,761	18,248	3,447	5,540
Total trading account assets	$65,326	$64,612	$46,937	$49,661
The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $(3.4) million, $(0.7) million and $2.7 million during the years ended December 31, 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2015		December 31, 2014
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Retail	$440,767	26.7%	$439,679	26.2%
Apartments/Multi-Family	445,379	27.0	401,568	23.9
Industrial	254,884	15.4	286,104	17.1
Office	226,332	13.6	244,072	14.6
Other	92,581	5.6	99,083	5.9
Hospitality	85,910	5.2	92,126	5.5
Total commercial mortgage loans	1,545,853	93.5	1,562,632	93.2
Agricultural property loans	106,623	6.5	114,665	6.8
Total commercial mortgage and agricultural property loans by property type	1,652,476	100.0%	1,677,297	100.0%
Valuation allowance	(2,651)		(4,154)
Total net commercial mortgage and agricultural property loans by property type	1,649,825		1,673,143
Other loans
Uncollateralized loans	8,410		8,410
Valuation allowance	—		—
Total net other loans	8,410		8,410
Total commercial mortgage and other loans	$1,658,235		$1,681,553
The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States (with the largest concentrations in California (23%), Texas (12%), and New Jersey (9%)) and include loans secured by properties in Australia and Europe at December 31, 2015.
Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2015	December 31, 2014	December 31, 2013
	(in thousands)
Allowance for credit losses, beginning of year	$4,154	$8,904	$6,028
Addition to (release of) allowance for losses	(1,503)	(1,832)	2,876
Charge-offs, net of recoveries	—	(2,918)	—
Total ending balance (1)	$2,651	$4,154	$8,904

(1)	Agricultural loans represent less than $0.1 million of the ending allowance at both December 31, 2015 and 2014 and $0.3 million at December 31, 2013.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2015	December 31, 2014
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)	$—	$940
Collectively evaluated for impairment (2)	2,651	3,214
Total ending balance	$2,651	$4,154
Recorded Investment (3):
Gross of reserves: individually evaluated for impairment (1)	$287	$15,875
Gross of reserves: collectively evaluated for impairment (2)	1,660,599	1,669,832
Total ending balance, gross of reserves	$1,660,886	$1,685,707

(1)
There were $0.3 million and $0.0 million agricultural loans individually evaluated for impairment at December 31, 2015 and 2014, respectively. There were no uncollateralized loans individually evaluated for impairment at both December 31, 2015 and 2014.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $107 million and $115 million at December 31, 2015 and 2014, respectively, and a related allowance of less than $0.1 million at both period ends. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8 million at both December 31, 2015 and 2014, and no related allowance at both period ends.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. There were no impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and no related allowance as of December 31, 2015. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses as of December 31, 2014, had a recorded investment and unpaid principal balance of $15.9 million and related allowance of $0.9 million, primarily related to other property types. At both December 31, 2015 and 2014, the Company held no impaired agricultural or uncollateralized loans. Net investment income recognized on impaired commercial mortgage loans totaled $0.8 million for the years ended December 31, 2015 and 2014.
Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2015 and 2014. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.
The following tables set forth certain key credit quality indicators as of December 31, 2015 and 2014, based upon the recorded investment gross of allowance for credit losses.
Total commercial mortgage and agricultural property loans

	Debt Service Coverage Ratio - December 31, 2015
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$1,004,751	$35,579	$6,762	$1,047,092
60%-69.99%	378,799	4,969	4,016	387,784
70%-79.99%	197,208	12,471	—	209,679
Greater than 80%	—	2,938	4,983	7,921
Total commercial mortgage and agricultural property loans	$1,580,758	$55,957	$15,761	$1,652,476

	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$997,610	$24,491	$9,393	$1,031,494
60%-69.99%	372,958	15,741	13,981	402,680
70%-79.99%	177,956	31,463	3,493	212,912
Greater than 80%	2,991	22,068	5,152	30,211
Total commercial mortgage and agricultural property loans	$1,551,515	$93,763	$32,019	$1,677,297

As of December 31, 2015 and 2014, $1.7 billion of commercial mortgage and other loans were in current status. As of December 31, 2015 and 2014, $0.3 million and $0 of commercial mortgage and other loans were classified as past due, respectively. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.
Based upon the recorded investment gross of allowance for credit losses, there were no commercial mortgage and other loans in nonaccrual status as of December 31, 2015. Based upon the recorded investment gross of allowance for credit losses, $15.9 million of commercial mortgage and other loans were in nonaccrual status as of December 31, 2014. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.
For the years ended December 31, 2015 and 2014, there were no commercial mortgage and other loans acquired, other than those through direct origination, nor were there any commercial mortgage and other loans sold.
The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2015 and 2014, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. For the years ended December 31, 2015 and 2014, there were no new troubled debt restructurings related to commercial mortgage and other loans and no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective year. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

As of both December 31, 2015 and 2014, the Company did not have any foreclosed residential real estate property.

Other Long-Term Investments
The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2015	2014
	(in thousands)
Company’s investment in separate accounts	$28,567	$25,761
Joint ventures and limited partnerships	280,570	244,330
Derivatives	70,100	28,052
Total other long-term investments	$379,237	$298,143

As of both December 31, 2015 and 2014, the Company had no significant equity method investments.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities, available-for-sale	$269,073	$262,532	$278,747
Equity securities, available-for-sale	2	2	1
Trading account assets	2,800	1,018	657
Commercial mortgage and other loans	86,354	81,848	84,006
Policy loans	62,304	60,847	59,287
Short-term investments and cash equivalents	1,042	528	654
Other long-term investments	17,739	16,962	15,023
Gross investment income	439,314	423,737	438,375
Less: investment expenses	(22,727)	(19,719)	(19,364)
Net investment income	$416,587	$404,018	$419,011
Carrying value for non-income producing assets included $0.4 million in fixed maturities as of December 31, 2015. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2015.
As of both December 31, 2015 and 2014, the Company had no significant low income housing tax credit investments.

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2015	2014	2013
	(in thousands)
Fixed maturities	$9,505	$17,563	$33,440
Equity securities	397	1,085	480
Commercial mortgage and other loans	1,503	4,644	5,494
Joint ventures and limited partnerships	320	210	(83)
Derivatives	(220,292)	90,556	(52,799)
Other	29	9	18
Realized investment gains (losses), net	$(208,538)	$114,067	$(13,450)

Accumulated Other Comprehensive Income (Loss)
The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2012	$257	$267,204	$267,461
Change in component during period (2)	146	(210,961)	(210,815)
Balance, December 31, 2013	$403	$56,243	$56,646
Change in component during period (2)	(470)	122,515	122,045
Balance, December 31, 2014	$(67)	$178,758	$178,691
Change in other comprehensive income before reclassifications	(507)	(164,799)	(165,306)
Amounts reclassified from AOCI	—	(9,902)	(9,902)
Income tax benefit (expense)	177	61,145	61,322
Balance, December 31, 2015	$(397)	$65,202	$64,805

(1)	Includes cash flow hedges of $48 million, $12 million, and $(5) million as of December 31, 2015, 2014 and 2013, respectively.

(2)	Net of taxes.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate (3)	$4,286	$6,594	$329
Net unrealized investment gains (losses) on available-for-sale securities (4)	5,616	12,055	33,591
Total net unrealized investment gains (losses)	9,902	18,649	33,920
Total reclassifications for the period	$9,902	$18,649	$33,920

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders’ Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$(618)	$295	$563	$(115)	$125
Net investment gains (losses) on investments arising during the period	1,053	—	—	(369)	684
Reclassification adjustment for (gains) losses included in net income	4,114	—	—	(1,440)	2,674
Reclassification adjustment for OTTI losses excluded from net income(1)	(51)	—	—	18	(33)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(3,619)	—	1,266	(2,353)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	1,256	(439)	817
Balance, December 31, 2013	$4,498	$(3,324)	$1,819	$(1,079)	$1,914
Net investment gains (losses) on investments arising during the period	996	—	—	(348)	648
Reclassification adjustment for (gains) losses included in net income	(161)	—	—	56	(105)
Reclassification adjustment for OTTI losses excluded from net income(1)	—	—	—	—	—
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	786	—	(275)	511
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(591)	206	(385)
Balance, December 31, 2014	$5,333	$(2,538)	$1,228	$(1,440)	$2,583
Net investment gains (losses) on investments arising during the period	107	—	—	(37)	70
Reclassification adjustment for (gains) losses included in net income	(251)	—	—	88	(163)
Reclassification adjustment for OTTI losses excluded from net income(1)	7	—	—	(2)	5
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	1,188	—	(416)	772
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(114)	40	(74)
Balance, December 31, 2015	$5,196	$(1,350)	$1,114	$(1,767)	$3,193

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(2)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders’ Account Balances(3)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2012	$505,100	$(220,208)	$125,833	$(143,646)	$267,079
Net investment gains (losses) on investments arising during the period	(343,964)	—	—	120,388	(223,576)
Reclassification adjustment for (gains) losses included in net income	(38,034)	—	—	13,312	(24,722)
Reclassification adjustment for OTTI losses excluded from net income(1)	51	—	—	(18)	33
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	177,178	—	(62,012)	115,166
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(122,540)	42,889	(79,651)
Balance, December 31, 2013	$123,153	$(43,030)	$3,293	$(29,087)	$54,329
Net investment gains (losses) on investments arising during the period	239,912	—	—	(83,969)	155,943
Reclassification adjustment for (gains) losses included in net income	(18,488)	—	—	6,471	(12,017)
Reclassification adjustment for OTTI losses excluded from net income(1)	—	—	—	—	—
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	(69,799)	—	24,430	(45,369)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	35,829	(12,540)	23,289
Balance, December 31, 2014	$344,577	$(112,829)	$39,122	$(94,695)	$176,175
Net investment gains (losses) on investments arising during the period	(223,082)	—	—	78,078	(145,004)
Reclassification adjustment for (gains) losses included in net income	(9,651)	—	—	3,378	(6,273)
Reclassification adjustment for OTTI losses excluded from net income(1)	(7)	—	—	2	(5)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	—	93,577	—	(32,752)	60,825
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	—	—	(36,475)	12,766	(23,709)
Balance, December 31, 2015	$111,837	$(19,252)	$2,647	$(33,223)	$62,009

(1)	Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

(2)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(3)	Balances are net of reinsurance.

Net Unrealized Gains (Losses) on Investments by Asset Class
The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2015	2014	2013

	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$5,196	$5,333	$4,498
Fixed maturity securities, available-for-sale—all other	59,930	322,358	107,970
Equity securities, available-for-sale	(2,636)	619	204
Derivatives designated as cash flow hedges(1)	48,271	11,585	(4,701)
Other investments	6,272	10,015	19,680
Net unrealized gains (losses) on investments	$117,033	$349,910	$127,651

(1)	See Note 10 for more information on cash flow hedges.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$5,985	$228	$—	$—	$5,985	$228
Obligations of U.S. states and their political subdivisions	77,756	1,958	—	—	77,756	1,958
Foreign government bonds	44,854	1,940	1,813	851	46,667	2,791
Public utilities	323,086	13,151	26,094	5,251	349,180	18,402
All other U.S. public corporate securities	802,158	49,343	61,110	11,799	863,268	61,142
All other U.S. private corporate securities	323,218	12,476	17,103	1,487	340,321	13,963
All other foreign public corporate securities	121,662	5,098	6,079	1,410	127,741	6,508
All other foreign private corporate securities	284,191	14,234	154,791	28,439	438,982	42,673
Asset-backed securities	249,084	1,565	93,675	1,085	342,759	2,650
Commercial mortgage-backed securities	129,765	2,350	4,221	79	133,986	2,429
Residential mortgage-backed securities	18,435	59	1,519	6	19,954	65
Total	$2,380,194	$102,402	$366,405	$50,407	$2,746,599	$152,809
Equity securities, available-for-sale	$35,869	$2,339	$9,281	$720	$45,150	$3,059

	2014(1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$994	$1	$—	$—	$994	$1
Obligations of U.S. states and their political subdivisions	9,852	125	2,886	62	12,738	187
Foreign government bonds	2,246	14	—	—	2,246	14
Public utilities	30,974	1,618	45,756	1,670	76,730	3,288
All other U.S. public corporate securities	130,922	3,385	221,396	6,895	352,318	10,280
All other U.S. private corporate securities	73,317	1,475	26,781	631	100,098	2,106
All other foreign public corporate securities	15,768	1,019	—	—	15,768	1,020
All other foreign private corporate securities	136,341	7,315	12,808	237	149,149	7,551
Asset-backed securities	209,774	737	54,711	473	264,485	1,210
Commercial mortgage-backed securities	15,824	155	87,606	1,713	103,430	1,868
Residential mortgage-backed securities	776	11	3,878	14	4,654	25
Total	$626,788	$15,855	$455,822	$11,695	$1,082,610	$27,550
Equity securities, available-for-sale	$14,706	$295	$—	$—	$14,706	$295

(1)	Prior period amounts are presented on a basis consistent with the current period presentation.

The gross unrealized losses on fixed maturity securities at December 31, 2015 and 2014, were composed of $133.6 million and $21.3 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $19.2 million and $6.3 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2015, the $50.4 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical, utility and finance sectors of the Company’s corporate securities. At December 31, 2014, the $11.7 million of gross unrealized losses of twelve months or more were concentrated in the

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

energy, consumer non-cyclical, consumer cyclical and utility sectors of the Company’s corporate securities and commercial-mortgage backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2015 or 2014. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to general credit spread widening and foreign currency exchange rate movements. At December 31, 2015, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.
At both December 31, 2015 and 2014, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment for OTTI for these equity securities was not warranted at either December 31, 2015 or 2014.
Securities Lending and Repurchase Agreements
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2015, the Company had $40 million of securities lending transactions recorded as "Cash collateral for loaned securities," comprised of $33 million in corporate securities and $7 million in foreign government bonds. Of the $40 million of securities lending transactions, $38 million have a remaining contractual maturity that is overnight and continuous, while the other $2 million have a remaining contractual maturity of up to thirty days. As of December 31, 2015, the Company had no repurchase transactions.
Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2015	2014
	(in thousands)
Fixed maturity securities, available-for-sale	$38,421	$63,100
Total securities pledged	$38,421	$63,100
As of December 31, 2015 and 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $40 million and $65 million, respectively, all of which was “Cash collateral for loaned securities.”
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $156 million and $94 million at December 31, 2015 and 2014, respectively, none of which had either been sold or repledged.
Fixed maturities of $4 million at both December 31, 2015 and 2014 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.	DEFERRED POLICY ACQUISITION COSTS
The balances of and changes in DAC as of and for the years ended December 31, were as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$5,066,855	$5,034,299	$3,679,061
Capitalization of commissions, sales and issue expenses	616,002	626,718	822,075
Amortization-Impact of assumption and experience unlocking and true-ups	108,563	272,385	(9,167)
Amortization-All other	(771,207)	(708,554)	533,478
Change in unrealized investment gains and losses	91,160	(67,056)	167,880
Ceded DAC upon Coinsurance Treaty with PAR U and PURC (See Note 12)	—	(90,937)	(159,028)
Balance, end of year	$5,111,373	$5,066,855	$5,034,299
DAC include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, PAR U and PURC, reductions for the initial balance transferred to PAR U and PURC at inception of the coinsurance agreements and the pass through of the GUL business related to the acquisition of The Hartford Life business assumed from Prudential Insurance and subsequently retroceded to PAR U as discussed in Note 12.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Capitalization balances related to reinsurance amounted to $435 million, $337 million and $285 million in 2015, 2014 and 2013, respectively. Amortization balances related to reinsurance amounted to $150 million, $204 million and $89 million in 2015, 2014 and 2013, respectively. Reinsurance impacts to the change in unrealized gains/(losses) resulted in decreases in the deferred acquisition cost asset of $127 million and $161 million in 2015 and 2013, respectively, and an increase in the deferred acquisition cost asset of $142 million in 2014.

5.	POLICYHOLDERS’ LIABILITIES
Future Policy Benefits
Future policy benefits at December 31, are as follows:

	2015	2014

	(in thousands)
Life insurance – domestic	$8,109,868	$7,285,791
Life insurance – Taiwan	1,163,999	1,151,882
Individual and group annuities and supplementary contracts	519,462	457,324
Other contract liabilities	5,238,061	5,020,333
Total future policy benefits and other policyholder liabilities	$15,031,390	$13,915,330
Life insurance liabilities include reserves for death benefits. Individual and group annuities and supplementary contract liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.
Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.8% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.
Future policy benefits for individual and group annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. The interest rates used in the determination of the present values generally range from 0.0% to 8.8%, with approximately 0.9% of the reserves based on an interest rate in excess of 8.0%.
The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefit related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the table above. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 0.9% to 4.4%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.
Policyholders’ Account Balances
Policyholders’ account balances at December 31, for the years indicated were as follows:

	2015	2014

	(in thousands)
Universal life contracts	$13,304,213	$11,906,915
Individual annuities	2,549,289	2,088,468
Guaranteed interest accounts	363,332	413,074
Other	947,871	841,598
Total policyholders’ account balances	$17,164,705	$15,250,055
Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.6% to 4.5% for universal life contracts. Interest crediting rates for individual annuities may range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.5% to 8.0% for other. Included in universal life contracts at December 31, 2015, are $5.0 billion GUL business assumed from Prudential Insurance in connection with the acquisition of The Hartford Life Business.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

6.	CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES
The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.
In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.
The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”
For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.
For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.
The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits and other policyholder liabilities”. As of December 31, 2015 and 2014, the Company had the following guarantees associated with these contracts, by product and guarantee type:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015		December 31, 2014
	In the Event of Death	At Annuitization/ Accumulation (1)	In the Event of Death	At Annuitization/ Accumulation (1)

Variable Annuity Contracts	(in thousands)
Return of Net Deposits
Account value	$79,034,807	N/A	$77,862,297	N/A
Net amount at risk	385,773	N/A	$40,701	N/A
Average attained age of contractholders	64 years	N/A	63 years	N/A
Minimum return or contract value
Account value	$20,113,504	$89,935,139	$21,123,437	$89,367,950
Net amount at risk	$2,349,232	$2,633,207	$1,365,085	$1,277,406
Average attained age of contractholders	68 years	64 years	67 years	63 years
Average period remaining until earliest expected annuitization	N/A	0	N/A	0.03 years

(1)	Includes income and withdrawal benefits as described herein

	December 31, 2015	December 31, 2014

	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees (1)
Separate account value	$2,907,924	$3,022,615
General account value	$5,449,616	$4,560,768
Net amount at risk	$103,714,953	$88,749,362
Average attained age of contractholders	54 years	54 years

(1)	Excludes assumed reinsurance of GUL business from The Hartford Life Business that is retroceded 100% to PARU.
Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2015	December 31, 2014

	(in thousands)
Equity funds	$59,671,583	$60,982,384
Bond funds	33,045,700	30,825,335
Money market funds	3,808,758	4,928,870
Total	$96,526,041	$96,736,589
In addition to the above mentioned amounts invested in separate account investment options, $2.6 billion and $2.2 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options as of December 31, 2015 and 2014, respectively. For the years ended December 31, 2015, 2014 and 2013 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.
Liabilities for Guarantee Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits and other policyholder liabilities” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits and other policyholder liabilities”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2012	$202,067	$304,987	$54,386	$1,417,890	$1,979,330
Incurred guarantee benefits (1) (2)	28,033	101,484	(30,882)	(1,766,290)	(1,667,655)
Paid guarantee benefits	(26,306)	(3,090)	(1,148)	—	(30,544)
Other (3)	4,060	1,340,869	98	—	1,345,027
Balance as of December 31, 2013	$207,854	$1,744,250	$22,454	$(348,400)	$1,626,158
Incurred guarantee benefits (1)(2)	131,594	785,583	17,905	5,342,010	6,277,092
Paid guarantee benefits	(22,079)	(18,192)	(853)	—	(41,124)
Other	3,848	283,668	175	—	287,691
Balance as of December 31, 2014	$321,217	$2,795,309	$39,681	$4,993,610	$8,149,817
Incurred guarantee benefits (1) (2)	95,747	509,723	(6,900)	211,825	810,395
Paid guarantee benefits	(34,021)	(21,811)	(1,938)	—	(57,770)
Other	(6,049)	(193,207)	(225)	—	(199,481)
Balance as of December 31, 2015	$376,894	$3,090,014	$30,618	$5,205,435	$8,702,961

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

(2)	Incurred benefits include GMDB liabilities assumed related to The Hartford Life Business, which was subsequently 100% retroceded to PAR Universal.

(3)	Includes $1.5 billion related to the initial GMDB liability assumed related to The Hartford Life Business, which was subsequently 100% retroceded to PAR Universal.
The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.
The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.
Sales Inducements
The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Consolidated Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2015	2014	2013
	(in thousands)
Balance, beginning of year	$836,791	$989,889	$787,891
Capitalization	6,462	9,112	20,871
Amortization-Impact of assumption and experience unlocking and true-ups	21,829	34,420	14,613
Amortization-All other	(183,843)	(194,673)	160,835
Change in unrealized investment gains (losses)	3,605	(1,957)	5,679
Balance, end of year	$684,844	$836,791	$989,889

7.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
Statutory net income for the Company, including its subsidiary PLNJ, amounted to $593 million, $169 million and $634 million for the years ended December 31, 2015, 2014 and 2013, respectively. Statutory surplus of the Company, including its subsidiary PLNJ, amounted to $2,796 million and $2,656 million at December 31, 2015 and 2014, respectively.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $280 million in 2016 without prior approval. The Company paid dividends to Prudential Insurance of $430 million, $748 million and $423 million in 2015, 2014 and 2013, respectively.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

8.	INCOME TAXES
The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2015	2014	2013

	(in thousands)
Current tax expense (benefit):
U.S. Federal	$105,992	$112,742	$250,601
State and local	129	—	—
Total	106,121	112,742	250,601
Deferred tax expense (benefit):
U.S. Federal	(114,126)	27,631	315,819
Total	(114,126)	27,631	315,819
Total income tax expense (benefit) from operations	(8,005)	140,373	566,420
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	(61,322)	65,717	(113,517)
Additional paid-in capital	(6,560)	(6,507)	(7,574)
Total income tax expense (benefit)	$(75,887)	$199,583	$445,329
In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company applies this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2013. As a result of applying such accounting method in 2014, the Company's 2014 U.S. current tax expense includes a tax benefit of $15 million and a corresponding reduction of deferred tax assets.
The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

	2015	2014	2013
	(in thousands)
Expected federal income tax expense	$176,712	$324,169	$736,621
Non-taxable investment income	(161,407)	(152,844)	(149,933)
Tax credits	(24,232)	(32,881)	(20,935)
Other	922	1,929	667
Total income tax expense (benefit) on continuing operations	$(8,005)	$140,373	$566,420

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as such, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2014 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and making Revenue Ruling 2007-61 obsolete. These activities had no impact on the Company’s 2013, 2014 or 2015 results. However, there remains

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.
Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2015	2014
	(in thousands)
Deferred tax assets
Insurance reserves	$1,646,137	$1,629,234
Other	1,442	821
Deferred tax assets	1,647,579	1,630,055
Deferred tax liabilities
Deferred policy acquisition costs	1,392,279	1,407,473
Deferred sales inducements	239,695	292,877
Net unrealized gains on securities	23,991	118,745
Investments	69,163	70,517
Deferred tax liabilities	1,725,128	1,889,612
Net deferred tax asset (liability)	$(77,549)	$(259,557)
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2015 and 2014.
Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s income (loss) from operations before income taxes includes income (loss) from domestic operations of $505 million, $926 million and $2,105 million, and no income from foreign operations for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). As of December 31, 2015 and 2014, the Company recognized nothing in the Consolidated Statements of Operations and Comprehensive Income and recognized no liabilities in the Consolidated Statements of Financial Position for tax-related interest and penalties. The Company had no unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
At December 31, 2015, the Company remains subject to examination in the U.S. for tax years 2007 through 2015.
For tax years 2007 through 2016, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions program are available to resolve the disagreements in a timely manner before the tax returns are filed.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

9.	FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short-term investments and equity securities that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value ("NAV")), certain short-term investments and certain cash equivalents, and certain over-the-counter ("OTC") derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

Assets and Liabilities by Hierarchy Level The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2015
	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$94,049	$—	$—	$94,049
Obligations of U.S. states and their political subdivisions	—	624,769	—	—	624,769
Foreign government bonds	—	70,410	—	—	70,410
U.S. corporate public securities	—	2,635,551	55,003	—	2,690,554
U.S. corporate private securities	—	1,322,213	22,716	—	1,344,929
Foreign corporate public securities	—	275,349	—	—	275,349
Foreign corporate private securities	—	760,869	17,773	—	778,642
Asset-backed securities (5)	—	261,784	173,347	—	435,131
Commercial mortgage-backed securities	—	404,345	—	—	404,345
Residential mortgage-backed securities	—	122,754	—	—	122,754
Sub-total	—	6,572,093	268,839	—	6,840,932
Trading account assets:
Corporate securities	—	44,374	—	—	44,374
Asset-backed securities (5)	—	1,990	—	—	1,990
Equity securities	—	—	18,248	—	18,248
Sub-total	—	46,364	18,248	—	64,612
Equity securities, available-for-sale	39	51,769	165	—	51,973
Short-term investments	18,713	36,093	—	—	54,806
Cash equivalents	50,998	143,927	—	—	194,925
Other long-term investments	—	297,394	7,033	(230,554)	73,873
Reinsurance recoverables	—	—	4,940,011	—	4,940,011
Receivables from parent and affiliates	—	157,625	5,000	—	162,625
Sub-total excluding separate account assets	69,750	7,305,265	5,239,296	(230,554)	12,383,757
Separate account assets (2)	—	108,967,162	382,959	—	109,350,121
Total assets	$69,750	$116,272,427	$5,622,255	$(230,554)	$121,733,878
Future policy benefits (3)	$—	$—	$5,205,434	$—	$5,205,434
Payables to parent and affiliates	—	32,849	—	(32,849)	—
Total liabilities	$—	$32,849	$5,205,434	$(32,849)	$5,205,434

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2014(4)
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$92,082	$—	$—	$92,082
Obligations of U.S. states and their political subdivisions	—	325,654	—	—	325,654
Foreign government bonds	—	38,498	—	—	38,498
U.S. corporate public securities	—	2,594,010	61,092	—	2,655,102
U.S. corporate private securities	—	1,239,006	14,539	—	1,253,545
Foreign corporate public securities	—	206,848	—	—	206,848
Foreign corporate private securities	—	572,493	9,170	—	581,663
Asset-backed securities (5)	—	302,034	100,217	—	402,251
Commercial mortgage-backed securities	—	498,879	—	—	498,879
Residential mortgage-backed securities	—	140,042	—	—	140,042
Sub-total	—	6,009,546	185,018	—	6,194,564
Trading account assets:
Corporate securities	—	42,131	—	—	42,131
Asset-backed securities (5)	—	1,990	—	—	1,990
Equity securities	—	—	5,540	—	5,540
Sub-total	—	44,121	5,540	—	49,661
Equity securities, available-for-sale	107	28,643	750	—	29,500
Short-term investments	6,997	114,275	—	—	121,272
Cash equivalents	41,584	26,259	—	—	67,843
Other long-term investments	—	242,523	2,115	(215,066)	29,572
Reinsurance recoverables	—	—	4,897,545	—	4,897,545
Receivables from parent and affiliates		158,469	19,203	—	177,672
Sub-total excluding separate account assets	48,688	6,623,836	5,110,171	(215,066)	11,567,629
Separate account assets (2)	—	108,891,268	302,924	—	109,194,192
Total assets	$48,688	$115,515,104	$5,413,095	$(215,066)	$120,761,821
Future policy benefits (3)	$—	$—	$4,993,611	$—	$4,993,611
Payables to parent and affiliates	—	58,687	—	(58,687)	—
Total liabilities	$—	$58,687	$4,993,611	$(58,687)	$4,993,611

(1)
“Netting” amounts represent cash collateral of $198 million and $156 million as of December 31, 2015 and 2014, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
For the year ended December 31, 2015, the net embedded derivative liability position of $5,205 million includes $655 million of embedded derivatives in an asset position and $5,860 million of embedded derivatives in a liability position. For the year ended December 31, 2014, the net embedded derivative liability position of $4,994 million includes $577 million of embedded derivatives in an asset position and $5,571 million of embedded derivatives in a liability position.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2015 and 2014, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.
The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Trading Account Assets - Trading account assets consist primarily of corporate securities, asset-backed securities and perpetual preferred stock whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

To reflect the market’s perception of the Company's counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.
The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (see Note 12). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in “Reinsurance recoverables”. The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates.
Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.
The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.
Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.
Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Transfers between Levels 1 and 2 - Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. During the year ended December 31, 2014, $884 million was transferred from Level 1 to Level 2.
Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2015
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$40,492	$55,000	$95,492
Asset-backed securities	158	173,189	173,347
Equity securities	165	18,248	18,413
Other long-term investments	3,260	3,773	7,033
Reinsurance recoverables	4,940,011	—	4,940,011
Receivables from parent and affiliates	—	5,000	5,000
Subtotal excluding separate account assets	4,984,086	255,210	5,239,296
Separate account assets	88,048	294,911	382,959
Total assets	$5,072,134	$550,121	$5,622,255
Future policy benefits	$5,205,434	$—	$5,205,434
Total liabilities	$5,205,434	$—	$5,205,434

	As of December 31, 2014
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$23,712	$61,089	$84,801
Asset-backed securities	264	99,953	100,217
Equity securities	750	5,540	6,290
Other long-term investments	565	1,550	2,115
Reinsurance recoverables	4,897,545	—	4,897,545
Receivables from parent and affiliates	—	19,203	19,203
Subtotal excluding separate account assets	4,922,836	187,335	5,110,171
Separate account assets	84,111	218,813	302,924
Total assets	$5,006,947	$406,148	$5,413,095
Future policy benefits	$4,993,611	$—	$4,993,611
Total liabilities	$4,993,611	$—	$4,993,611
(1) Represents valuations reflecting both internally-derived and market inputs. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$40,492	Discounted cash flow	Discount rate	5.76%		17.95%		8.35%		Decrease
		Market Comparables	EBITDA Multiples (2)	5.0	X	5.0	X	5.0	X	Increase
Reinsurance recoverables - Living Benefits	$4,600,193	Fair values are determined in the same manner as future policy benefits.
Reinsurance recoverables - No Lapse Guarantee	$339,818	Discounted cash flow	Lapse rate (3)	0%		12%				Decrease
			NPR spread (4)	0.06%		1.76%				Decrease
			Mortality rate (5)	0%		20%				Decrease
			Premium payment (6)	1	X	3.75	X			Decrease
Liabilities:
Future policy benefits (7)	$5,205,434	Discounted cash flow	Lapse rate (8)	0%		14%				Decrease
			NPR spread (4)	0.06%		1.76%				Decrease
			Utilization rate (9)	56%		96%				Increase
			Withdrawal rate (10)	74%		100%				Increase
			Mortality rate (11)	0%		14%				Decrease
			Equity volatility curve	17%		28%				Increase

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum		Maximum		Weighted Average		Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$23,712	Discounted cash flow	Discount rate	10.00%		11.75%		10.52%		Decrease
		Market Comparable	EBITDA Multiples (2)	6.1	X	6.1	X	6.1	X	Increase
Reinsurance recoverables - Living Benefits	$4,521,928	Fair values are determined in the same manner as future policy benefits.
Reinsurance recoverables - No Lapse Guarantee	$375,617	Discounted cash flow	Lapse rate (3)	0%		15%				Decrease
			NPR spread (4)	0%		1.30%				Decrease
			Mortality rate (5)	0%		18%				Decrease
			Premium payment (6)	1X		3.75X				Decrease
Liabilities:
Future policy benefits (7)	$4,993,611	Discounted cash flow	Lapse rate (8)	0%		14%				Decrease
			NPR spread (4)	0%		1.30%				Decrease
			Utilization rate (9)	63%		96%				Increase
			Withdrawal rate (10)	74%		100%				Increase
			Mortality rate (11)	0%		14%				Decrease
			Equity volatility curve	17%		28%				Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Represents multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

(3)	For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(5)	Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

(6)
For universal life, premium payment assumptions vary by funding level. Some policies are assumed to pay the minimum premium required to maintain the no lapse guarantee. Other policies are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as “X”). Policyholders are assumed to stop premium payments once the no lapse guarantee is fully funded.

(7)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(8)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(9)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(10)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(11)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.
Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.
Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statements of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statements of Operations and Comprehensive Income. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:
Real Estate and Other Invested Assets – Separate account assets include $88 million and $84 million of investments in real estate as of December 31, 2015 and 2014, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 4.75% to 10.00% (6.07% weighted average) as of December 31, 2015 and 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and discount rates which ranged from 6.00% to 11.00% (6.95% weighted average) as of December 31, 2015 and 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.
The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.
Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.
Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset- Backed Securities (7)	Trading Account Assets - Equity Securities	Equity Securities, Available-for-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$61,092	$14,539	$—	$9,170	$100,217	$5,540	$750
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(448)	—	(1,085)	42	—	337
Asset management fees and other income	—	—	—	—	—	2,207	—
Included in other comprehensive income (loss)	(46)	(590)	14	884	(939)	—	(245)
Net investment income	(2)	26	—	6	52	—	—
Purchases	1,901	19,363	973	5,685	112,250	—	—
Sales	—	(6,038)	—	(69)	(40,130)	—	—
Issuances	—	—	—	—	—	—	—
Settlements	(160)	(7,812)	—	(8,667)	(2,362)	(1,500)	(677)
Transfers into Level 3 (2)	704	4,092	—	11,849	90,687	—	—
Transfers out of Level 3 (2)	(8,486)	(416)	(987)	—	(86,470)	—	—
Other (4)	—	—	—	—	—	12,001	—
Fair value, end of period	$55,003	$22,716	$—	$17,773	$173,347	$18,248	$165
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(357)	$—	$(1,035)	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$2,162	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$2,115	$4,897,545	$19,203	$302,924	$(4,993,611)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,912	(635,006)	—	8,867	505,416
Asset management fees and other income	(40)	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	(8,650)	—
Included in other comprehensive income (loss)	—	—	(17)	—	—
Net investment income	53	—	—	—	—
Purchases	3,440	677,472	—	359,660	—
Sales	(168)	—	—	(279,842)	—
Issuances	—	—	—	—	(717,239)
Settlements	(249)	—	—	—	—
Transfers into Level 3 (2)	—	—	6,448	—	—
Transfers out of Level 3 (2)	(30)	—	(20,634)	—	—
Other (4)	—	—	—	—	—
Fair value, end of period	$7,033	$4,940,011	$5,000	$382,959	$(5,205,434)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$1,744	$(482,828)	$—	$—	$381,057
Asset management fees and other income	$(40)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$(8,650)	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2014(6)
	Fixed Maturities, Available-for-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset- Backed Securities (7)	Commercial Mortgage- Backed Securities	Trading Account Assets- Equity Securities	Equity Securities, Available-for-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$3,196	$8,564	$—	$6,533	$80,934	$—	$2,731	$569
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	2	798	—	592	142	—	—	—
Asset management fees and other income	—	—	—	—	—	—	1,424	—
Included in other comprehensive income (loss)	227	757	—	(1,129)	(348)	(2)	—	246
Net investment income	(4)	18	—	58	80	—	—	—
Purchases	62,816	17,832	—	9,423	89,866	28,077	2,760	—
Sales	(1,000)	(7,146)	—	(5,691)	—	—	—	(65)
Issuances	—	—	—	—	—	—	—	—
Settlements	(1,209)	(7,331)	—	(616)	(48,836)	—	(1,375)	—
Transfers into Level 3 (2)	538	2,231	—	—	32,813	—	—	—
Transfers out of Level 3 (2)	(3,474)	(1,184)	—	—	(54,434)	(28,075)	—	—
Other (4)	—		—	—	—	—	—	—
Fair value, end of period	$61,092	$14,539	$—	$9,170	$100,217	$—	$5,540	$750
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(101)	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—	$1,426	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

		Year Ended December 31, 2014
	Short-Term Investments	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits
		(in thousands)
Fair value, beginning of period assets/(liabilities)	$18	$1,168	$(376,868)	$4,121	$279,842	$348,399
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	168	4,683,691	—	6,445	(4,690,021)
Asset management fees and other income	—	(34)	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	4,331	—
Included in other comprehensive income (loss)	—	—	—	(121)	—	—
Net investment income	—	—	—	—	—	—
Purchases	—	398	590,722	18,648	114,615	—
Sales	—	—	—	—	(102,309)	—
Issuances	—	—	—	—	—	(651,989)
Settlements	(18)	(12)	—	—	—	—
Transfers into Level 3 (2)	—	427	—	—	—	—
Transfers out of Level 3 (2)	—	—	—	1,985	—	—
Other (4) (5)	—	—	—	(5,430)	—	—
Fair value, end of period	$—	$2,115	$4,897,545	$19,203	$302,924	$(4,993,611)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$168	$4,672,815	$—	$—	$(4,679,851)
Asset management fees and other income	$—	$(134)	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$—	$4,331	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013(6)
	Fixed Maturities, Available-for-Sale
	U.S. Corporate Public	U.S. Corporate Private	Foreign Corporate Public	Foreign Corporate Private	Asset- Backed Securities (7)	Commercial Mortgage- Backed Securities	Other Trading Account Assets- Equity Securities	Equity Securities, Available-for-Sale
	(in thousands)
Fair value, beginning of period assets/(liabilities)	$5,619	$20,825	$9	$10,528	$108,727	$—	$3,277	$1,489
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(2,243)	(16)	1,082	—	—	—	427
Asset management fees and other income	—	—	—	—	—	—	953	—
Included in other comprehensive income (loss)	253	(118)	14	(1,790)	(294)	(3)	—	71
Net investment income	(4)	18	29	47	257	—	—	—
Purchases	2,969	9,887	—	2,140	33,078	12,524	380	65
Sales	—	(2,329)	—	—	(1)	—	(1,499)	(1,483)
Issuances	—	—	—	—	—	—	—	—
Settlements	(4,700)	(12,236)	(36)	(5,474)	(23,098)	(3,434)	(380)	—
Transfers into Level 3 (2)	—	112	—	—	—	—	—	—
Transfers out of Level 3 (2)	(941)	(5,352)	—	—	(35,239)	(9,087)	—	—
Other (4)	—	—	—	—	(2,496)	—	—	—
Fair value, end of period	$3,196	$8,564	$—	$6,533	$80,934	$—	$2,731	$569
Unrealized gains (losses) for assets still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$(1,648)	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—	$869	$—

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

		Year Ended December 31, 2013
	Short-Term Investments	Other Long- term Investments	Reinsurance Recoverables	Receivables from Parent and Affiliates	Separate Account Assets (1)	Future Policy Benefits	Other Liabilities
		(in thousands)
Fair value, beginning of period assets/(liabilities)	$—	$988	$—	$1,995	$248,255	$(1,417,891)	$1,287,157
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(232)	11,400	—	1,966	2,342,621	(2,210,096)
Asset management fees and other income	—	144	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	18,978	—	—
Included in other comprehensive income (loss)	—	—	—	(25)	—	—	—
Net investment income	—	—	—	—	—	—	—
Purchases	—	268	—	5,147	80,302	—	534,671
Sales	—	—	—	(3,495)	(69,659)	—	—
Issuances	—	—	—	—	—	(576,331)	—
Settlements	18	—	—	—	—	—	—
Transfers into Level 3 (2)	—	—	—	—	—	—	—
Transfers out of Level 3 (2)	—	—	—	(1,997)	—	—	—
Other (4) (5)	—	—	—	2,496	—	—	—
Fair value, end of period	$18	$1,168	$11,400	$4,121	$279,842	$348,399	$(388,268)
Unrealized gains (losses) for assets/liabilities still held (3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$11,400	$—	$—	$2,318,266	$(2,188,291)
Asset management fees and other income	$—	$122	$—	$—	$—	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$—	$18,978	$—	$—

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclassifications of certain assets between reporting categories.

(5)
Reinsurance of variable annuity living benefit features that were classified as “Other Liabilities” at December 31, 2013 were reclassified to “Reinsurance Recoverables” at December 31, 2014 as they were in a net asset position.

(6)	Prior period amounts are presented on a basis consistent with the current period presentation.

(7)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.
Fair Value of Financial Instruments
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,540	$1,701,951	$1,710,491	$1,658,235
Policy loans	—	—	1,143,303	1,143,303	1,143,303
Other long term-investments	—	—	27,346	27,346	26,395
Cash and cash equivalents	19,297	156,064	—	175,361	175,361
Accrued investment income	—	100,031	—	100,031	100,031
Receivables from parent and affiliates	—	65,628	—	65,628	65,628
Other assets	—	6,162	—	6,162	6,162
Total assets	$19,297	$336,425	$2,872,600	$3,228,322	$3,175,115
Liabilities:
Policyholders’ account balances - investment contracts	$—	$947,853	$236,891	$1,184,744	$1,190,596
Cash collateral for loaned securities	—	40,416	—	40,416	40,416
Short-term debt to parent and affiliates	—	180,105	—	180,105	180,000
Long-term debt to parent and affiliates	—	1,227,110	—	1,227,110	1,204,000
Payables to parent and affiliates	—	72,791	—	72,791	72,791
Other liabilities	—	343,089	—	343,089	343,089
Total liabilities	$—	$2,811,364	$236,891	$3,048,255	$3,030,892

	December 31, 2014
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$8,486	$1,775,949	$1,784,435	$1,681,553
Policy loans	—	—	1,123,912	1,123,912	1,123,912
Other long-term investments	—	—	11,085	11,085	10,168
Cash and cash equivalents	53,476	93,633	—	147,109	147,109
Accrued investment income	—	90,506	—	90,506	90,506
Receivables from parent and affiliates	—	70,668	—	70,668	70,689
Other assets	—	24,126	—	24,126	24,126
Total assets	$53,476	$287,419	$2,910,946	$3,251,841	$3,148,063
Liabilities:
Policyholders’ account balances - investment contracts	$—	$929,694	$40,063	$969,757	$976,190
Cash collateral for loaned securities	—	65,418	—	65,418	65,418
Short-term debt to parent and affiliates	—	429,903	—	429,903	423,000
Long-term debt to parent and affiliates	—	1,321,501	—	1,321,501	1,288,000
Payables to parent and affiliates	—	53,027	—	53,027	53,027
Other liabilities	—	315,736	—	315,736	315,736
Total liabilities	$—	$3,115,279	$40,063	$3,155,342	$3,121,371

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. Other loan valuations are primarily based upon the present value of the expected future cash flows discounted at the appropriate local government bond rate and local market swap rates or credit default swap spreads, plus an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Other Long-Term Investments
Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2015 and 2014.
Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalents instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parent and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Securities Sold Under Agreements to Repurchase
The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.
Short-Term and Long-Term Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Other Liabilities and Payables to Parent and Affiliates
Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

10.	DERIVATIVE INSTRUMENTS
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
Equity Contracts
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.
Credit Contracts
Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section below for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Embedded Derivatives
The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Re. Some of the Company’s universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC, which contains an embedded derivative primarily related to the interest rate risk of the reinsurance contract. In addition, the Company has entered into a reinsurance agreement with Union Hamilton Reinsurance, Ltd., an external counterparty, which is also accounted for in the same manner as an embedded derivative. The embedded derivatives are carried at fair value. These embedded derivatives and reinsurance agreements are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.
The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives and associated reinsurance recoverables which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2015			December 31, 2014
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$529,128	$50,877	$(1,385)	$291,100	$14,733	$(3,008)
Total Qualifying Hedges	$529,128	$50,877	$(1,385)	$291,100	$14,733	$(3,008)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$3,159,400	$203,313	$(8,605)	$3,184,400	$192,181	$(20,574)
Foreign Currency
Foreign Currency Forwards	3,722	39	(15)	1,025	40	—
Credit
Credit Default Swaps	7,275	268	(222)	12,275	150	(513)
Currency/Interest Rate
Foreign Currency Swaps	122,425	17,079	(71)	101,653	6,677	(712)
Equity
Total Return Swaps	542,294	411	(10,451)	577,054	2,405	(19,670)
Equity Options	25,345,369	28,668	(12,100)	39,735,182	26,932	(14,210)
Total Non-Qualifying Hedges	$29,180,485	$249,778	$(31,464)	$43,611,589	$228,385	$(55,679)
Total Derivatives (1)	$29,709,613	$300,655	$(32,849)	$43,902,689	$243,118	$(58,687)

(1)
Excludes embedded derivatives and associated reinsurance recoverables which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a net liability of $5,205 million and $4,994 million as of December 31, 2015 and 2014, respectively, included in “Future policy benefits.” The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re was an asset of $4,594 million and $4,522 million as of December 31, 2015 and 2014, respectively, included in “Reinsurance recoverables.” The fair value of the embedded derivative related to the no-lapse guarantee with UPARC was an asset of $340 million and $376 million as of December 31, 2015 and 2014, respectively, included in “Reinsurance recoverables.” The fair value of the reinsurance related to the living benefits guarantee with Union Hamilton Reinsurance, Ltd., an external counterparty, was an asset of $7 million as of December 31, 2015 included in "Reinsurance recoverables." See Note 12 for additional information on the affiliated reinsurance agreements in "Reinsurance with Affiliates."

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$297,371	$(230,554)	$66,817	$(15,157)	$51,660
Securities purchased under agreement to resell	156,064	—	156,064	(156,064)	—
Total Assets	$453,435	$(230,554)	$222,881	$(171,221)	$51,660
Offsetting of Financial Liabilities:
Derivatives(1)	$32,849	$(32,849)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$32,849	$(32,849)	$—	$—	$—

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$242,523	$(215,066)	$27,457	$(7,194)	$20,263
Securities purchased under agreement to resell	93,633	—	93,633	(93,633)	—
Total Assets	$336,156	$(215,066)	$121,090	$(100,827)	$20,263
Offsetting of Financial Liabilities:
Derivatives(1)	$58,687	$(58,687)	$—	$—	$—
Securities sold under agreement to repurchase	—	—	—	—	—
Total Liabilities	$58,687	$(58,687)	$—	$—	$—

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.
For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.
Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$3,297	$1,879	$36,686
Total qualifying hedges	—	3,297	1,879	36,686
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	77,158	—	—	—
Currency	211	—	—	—
Currency/Interest Rate	11,533	—	209	—
Credit	90	—	—	—
Equity	(35,276)	—	—	—
Embedded Derivatives	(274,008)	—	—	—
Total non-qualifying hedges	(220,292)	—	209	—
Total	$(220,292)	$3,297	$2,088	$36,686

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$1,027	$908	$16,286
Total qualifying hedges	—	1,027	908	16,286
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	350,946	—	—	—
Currency	86	—	—	—
Currency/Interest Rate	14,344	—	126	—
Credit	2	—	—	—
Equity	(65,424)	—	—	—
Embedded Derivatives	(209,398)	—	—	—
Total non-qualifying hedges	90,556	—	126	—
Total	$90,556	$1,027	$1,034	$16,286

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI (1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$1,029	$(794)	$(4,848)
Total qualifying hedges	—	1,029	(794)	(4,848)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(191,954)	—	—	—
Currency	51	—	—	—
Currency/Interest Rate	(3,450)	—	(17)	—
Credit	(1,106)	—	—	—
Equity	(130,714)	—	—	—
Embedded Derivatives	274,374	—	—	—
Total non-qualifying hedges	(52,799)	—	(17)	—
Total	$(52,799)	$1,029	$(811)	$(4,848)

(1)	Amounts deferred in AOCI.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

For the years ended December 31, 2015, 2014 and 2013, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.
Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2012	$147
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(4,519)
Amount reclassified into current period earnings	(329)

Balance, December 31, 2013	(4,701)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	22,880
Amount reclassified into current period earnings	(6,594)

Balance, December 31, 2014	11,585
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	40,972
Amount reclassified into current period earnings	(4,286)

Balance, December 31, 2015	$48,271

Using December 31, 2015 values, it is estimated that a pre-tax gain of approximately $5 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2016, offset by amounts pertaining to the hedged items. As of December 31, 2015 and 2014, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 20 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” within OCI in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Credit Derivatives
The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2015 and 2014.
The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2015 and 2014, the Company had $7 million and $12 million of outstanding notional amounts reported at fair value as an asset of less than $1 million and a liability of less than $1 million, respectively.
Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by our counterparties to financial derivative transactions.
The Company has credit risk exposure to an affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparties’ non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparties’ credit spread is applied to OTC derivative net asset positions.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

11.	COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS
Commitments
The Company has made commitments to fund commercial loans. As of December 31, 2015 and 2014, the outstanding balance on this commitment was $62 million and $37 million, respectively. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2015 and 2014, $52 million and $68 million, respectively, of this commitment was outstanding.
Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.
It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2015, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $7.5 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Escheatment Litigation
State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company
In October 2012, the State of West Virginia commenced a second action making the same allegations stated in the action against Prudential Insurance. In April 2013, the Company filed motions to dismiss the complaints in both of the West Virginia actions. In December 2013, the Court granted the Company’s motions and dismissed the complaints with prejudice. In January 2014, the State of West Virginia appealed the decisions. In June 2015, the West Virginia Supreme Court issued a decision: (i) reversing the trial court’s dismissal of the West Virginia Treasurer’s complaint alleging violations of West Virginia’s unclaimed property law; and (ii) remanding the case to the Circuit Court of Putnam County for proceedings consistent with its decision. In July 2015, a

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

petition for rehearing was filed with the West Virginia Supreme Court. In September 2015, the West Virginia Supreme Court of Appeals denied defendants’ rehearing petition. In November 2015, the Company filed its answers.
Escheatment Audit and Claims Settlement Practices Market Conduct Exam
In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.
The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.
Securities Lending Matter
In February 2016, Prudential Financial self-reported to the SEC, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefitting the Company and Prudential Financial that limited the availability of loanable securities for certain of the Company's separate account investments. The restriction has been removed and Prudential Financial intends to implement a remediation plan for the benefit of customers. Prudential Financial intends to fully cooperate with regulators in this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

12.	RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for each of the years ended

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

December 31, 2015, 2014 and 2013. The expense charged to the Company for the deferred compensation program was $7 million for each of the years ended December 31, 2015, 2014 and 2013.
The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $22 million, $20 million and $22 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $8 million, $9 million and $8 million for the years ended December 31, 2015, 2014 and 2013, respectively.
The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $771 million, $862 million and $877 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Corporate Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,873 million at December 31, 2015 and $2,812 million at December 31, 2014. Fees related to these COLI policies were $45 million, $45 million and $42 million for the years ended December 31, 2015, 2014 and 2013, respectively. The Company retains the majority of the mortality risk associated with these COLI policies. In October 2013, the Company increased the maximum amount of mortality risk on any life to $3.5 million for certain COLI policies.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty.
Reinsurance with Affiliates
The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company (“PARCC”), UPARC, Pruco Re, Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), and Prudential Term Reinsurance Company, (“Term Re”), and its parent company, Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.
On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.
Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses), net”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company has also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	December 31, 2015	December 31, 2014
	(in thousands)
Reinsurance recoverables	$22,546,361	$20,594,371
Policy loans	(75,697)	(69,501)
Deferred policy acquisition costs	(2,122,349)	(1,709,625)
Other assets	35,616	39,458
Policyholders’ account balances	5,020,230	4,827,071
Future policy benefits and other policyholder liabilities	2,380,215	2,193,735
Other liabilities	494,660	433,627

The reinsurance recoverables by counterparty are broken out below.

	December 31, 2015	December 31, 2014
	(in thousands)
UPARC	$376,660	$407,209
PAR U	9,797,733	9,147,870
PARCC	2,560,798	2,499,567
PAR Term	1,226,761	1,001,181
Prudential Insurance	226,926	188,466
Pruco Re	4,594,412	4,522,665
Prudential of Taiwan	1,169,664	1,157,881
PURC	2,251,692	1,564,913
Term Re	298,002	97,099
Unaffiliated	43,713	7,520
Total Reinsurance Recoverables	$22,546,361	$20,594,371

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

	2015	2014	2013
	(in thousands)
Premiums:
Direct	$1,519,992	$1,408,833	$1,319,390
Assumed	—	—	—
Ceded	(1,442,358)	(1,342,627)	(1,262,539)
Net premiums	77,634	66,206	56,851
Policy charges and fee income:
Direct	2,940,786	2,763,536	2,356,617
Assumed	434,560	477,921	294,689
Ceded	(1,215,918)	(1,166,605)	(770,381)
Net policy charges and fee income:	2,159,428	2,074,852	1,880,925
Net investment income
Direct	419,357	406,620	421,107
Assumed	1,394	1,362	1,288
Ceded	(4,164)	(3,964)	(3,384)
Net investment income	416,587	404,018	419,011
Other income:
Direct	44,223	49,891	51,268
Assumed & Ceded	11,292	7,936	(31,119)
Net other income	55,515	57,827	20,149
Interest credited to policyholders’ account balances:
Direct	477,667	459,982	118,714
Assumed	124,954	117,725	146,011
Ceded	(228,410)	(209,392)	(218,988)
Net interest credited to policyholders’ account balances	374,211	368,315	45,737
Policyholders’ benefits (including change in reserves):
Direct	2,034,123	1,824,994	1,504,351
Assumed	541,371	792,616	76,425
Ceded	(2,284,309)	(2,273,896)	(1,401,852)
Net policyholders’ benefits (including change in reserves)	291,185	343,714	178,924
Realized investment gains (losses), net:
Direct	571,702	(4,375,107)	2,045,435
Assumed	—	—	—
Ceded	(780,240)	4,489,174	(2,058,885)
Realized investment gains (losses), net	(208,538)	114,067	(13,450)
Net reinsurance expense allowances, net of capitalization and amortization	(208,494)	(266,048)	(143,100)

Substantially all reinsurance contracts are with affiliates as of December 31, 2015, 2014 and 2013. The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2015	2014	2013
	(in thousands)
Direct gross life insurance face amount in force	$770,427,543	$709,800,479	$661,834,408
Assumed gross life insurance face amount in force	43,552,313	44,519,176	44,691,950
Reinsurance ceded	(752,647,594)	(694,659,804)	(650,340,432)
Net life insurance face amount in force	$61,332,262	$59,659,851	$56,185,926
UPARC
Through June 30, 2011, the Company, excluding its subsidiaries, reinsured its Universal Protector policies having no-lapse guarantees with UPARC, an affiliated company. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Effective July 1, 2011, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. During the first quarter of 2013, the agreement between the Company and UPARC was further amended to revise language relating to the consideration due to the Company.
Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates January 1, 2011 through December 31, 2012. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.
Effective January 1, 2014, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates on or after January 1, 2014. Under the amended agreement, UPARC will no longer reinsure Universal Protector policies having no-lapse guarantees.
Effective July 1, 2014, the agreement between the Company, excluding its subsidiaries, and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2013 through December 31, 2013. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.
PAR U
Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011. During the first quarter of 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended to revise language relating to the consideration due to PAR U.
Effective July 1, 2012, the Company’s wholly-owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U.
On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. Collectively, reinsurance of the GUL business does not have a material impact on the equity of the Company.
Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended for policies with effective dates from January 1, 2011 through December 31, 2012. Under the amended agreement, PAR U reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, in addition to policies covered by the initial reinsurance agreement discussed above.
Effective October 1, 2013, the Company entered into an Assumption and Novation Agreement with PAR U and PURC, an affiliated company. Under this agreement, PAR U novates, assigns, and transfers to PURC all of its rights, title, interests, duties, obligations, and liabilities under the aforementioned amendment entered into on July 1, 2013. PURC will succeed PAR U and become the counterparty to the Company with respect to the novated business pursuant to the Novated Coinsurance Agreement (the “PURC Novated Coinsurance Agreement”). There is no financial impact to the Company as a result of this transaction.

PURC
The Company, excluding its subsidiaries, reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 with PURC pursuant to the PURC Novated Coinsurance Agreement (as defined in “PARU” above).
Effective January 1, 2014, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PURC to reinsure an amount equal to 95% of all the risks associated with its Universal Protector policies having no lapse guarantees, as well as its Universal Plus policies, with effective dates on or after January 1, 2014.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Effective July 1, 2014, the agreement between the Company, excluding its subsidiaries, and PURC was amended to reinsure policies with effective dates from January 1, 2013 through December 31, 2013. Under the amended agreement, PURC reinsures an amount equal to 70% of all the risks associated with the Company's Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, in addition to policies initially covered by the PURC Novated Coinsurance Agreement.
PARCC
The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.
PAR Term
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.
On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of The Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.
Pruco Re
The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features available under certain of its annuity products. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities. In 2016, the Company expects to recapture these living benefit features, and begin managing all of the product risks associated with our variable annuities in Prudential Financial's statutory insurance entities.
Taiwan Branch Reinsurance Agreement
On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business to Prudential of Taiwan, an affiliated company.
The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $347 million,

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

$364 million and $311 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC related to this agreement was $13 million, $12 million and $11 million for the years ended December 31, 2015, 2014 and 2013, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Investment Management Expenses
In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”, renamed PGIM, Inc. beginning January 1, 2016), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement were $17 million, $15 million and $15 million for the years ended December 31, 2015, 2014 and 2013, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).
Affiliated Asset Transfers
From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in capital (“APIC”) and Realized investment gain (loss), net, respectively. The table below shows affiliated asset trades for the years ended December 31, 2014 and 2015.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)	Derivative Gain/ (Loss)
				(in millions)
Prudential Insurance	Mar-14	Purchase	Fixed Maturities	13	13	—	—	—
Prudential Financial	Sep-14	Transfer In	Fixed Maturities & Private Equity	81	77	3	—	—
Prudential Financial	Sep-14	Transfer Out	Fixed Maturities	142	136	(4)	—	—
PURC	Sep-14	Transfer Out	Fixed Maturities, Commercial Mortgages, & Private Equity	178	172	—	6	(8)
PALAC	Oct-14	Purchase	Fixed Maturities	10	9	—	(1)	—
Prudential Insurance	Dec-14	Purchase	Fixed Maturities, Commercial Mortgages, & Private Equity	122	102	(13)	—	—
PURC	Dec-14	Purchase	JV/LP Investment	3	3	—	—	—
Prudential Insurance	Mar-15	Purchase	Fixed Maturities & Trading Account Assets	92	74	(12)	—	—
Prudential Insurance	Jun-15	Purchase	Fixed Maturities	11	10	(1)	—	—

Debt Agreements
The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs.
The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date Issued	Amount of Notes - December 31, 2015	Amount of Notes - December 31, 2014	Interest Rate			Date of Maturity
		(in thousands)
Prudential Financial	6/20/2011	$—	$50,000			2.64%			6/21/2015
Prudential Financial	12/15/2011	11,000	11,000			3.61%			12/15/2016
Prudential Financial	12/16/2011	11,000	22,000	3.32%	-	3.61%	12/16/2015	-	12/16/2016
Prudential Insurance	12/20/2010	—	204,000			3.47%			12/21/2015
Washington Street Investment	6/20/2012	—	237,000	2.44%	-	3.02%	6/15/2015	-	6/15/2017
Washington Street Investment	12/17/2012	—	198,000	1.33%	-	1.87%	12/17/2015	-	12/17/2017
Washington Street Investment	12/17/2012	—	39,000	1.33%	-	1.87%	12/17/2015	-	12/17/2017
Prudential Financial	11/15/2013	9,000	9,000			2.24%			12/15/2018
Prudential Financial	11/15/2013	23,000	23,000			3.19%			12/15/2020
Prudential Insurance	12/6/2013	120,000	120,000			2.60%			12/15/2018
Prudential Insurance	12/6/2013	130,000	130,000			4.39%			12/15/2023
Prudential Insurance	12/6/2013	250,000	250,000			3.64%			12/15/2020
Prudential Insurance	9/25/2014	30,000	30,000			1.89%			6/20/2017
Prudential Insurance	9/25/2014	40,000	40,000			3.95%			6/20/2024
Prudential Insurance	9/25/2014	20,000	20,000			2.80%			6/20/2019
Prudential Insurance	9/25/2014	50,000	50,000			3.95%			6/20/2024
Prudential Insurance	9/25/2014	50,000	50,000			2.80%			6/20/2019
Prudential Insurance	9/25/2014	100,000	100,000			3.47%			6/20/2021
Prudential Insurance	9/25/2014	100,000	100,000			3.95%			6/20/2024
Prudential Financial	12/15/2014	5,000	5,000			2.57%			12/15/2019
Prudential Financial	12/15/2014	23,000	23,000			3.14%			12/15/2021
Prudential Financial	6/15/2015	66,000	—			3.52%			6/15/2022
Prudential Financial	6/15/2015	6,000	—			2.86%			6/15/2020
Prudential Financial	9/21/2015	158,000	—	1.09%	-	1.63%	6/15/2016	-	6/15/2017
Prudential Financial	9/21/2015	132,000	—	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	9/21/2015	26,000	—	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	12/16/2015	5,000	—			2.85%			12/16/2020
Prudential Financial	12/16/2015	1,000	—			2.85%			12/16/2020
Prudential Financial	12/16/2015	18,000	—			3.37%			12/16/2022
Total Loans Payable to Affiliates		$1,384,000	$1,711,000
The total interest expense to the Company related to loans payable to affiliates was $51.3 million, $52.3 million and $40.2 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Contributed Capital and Dividends
In June and December of 2015 the Company paid dividends in the amounts of $230 million and $200 million, respectively, to Prudential Insurance. In July and December of 2014 the Company paid dividends in the amounts of $338 million and $410 million, respectively, to Prudential Insurance.

PRUCO LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements—(Continued)

13.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
The unaudited quarterly results of operations for the years ended December 31, 2015 and 2014 are summarized in the table below:

	March 31	June 30	September 30	December 31
	(in thousands)
2015
Total revenues	$834,751	$601,723	$763,484	$662,989
Total benefits and expenses	737,175	365,588	919,188	336,103
Income (loss) from operations before income taxes	97,576	236,135	(155,704)	326,886
Net income (loss)	$84,230	$214,429	$(134,103)	$348,342
2014
Total revenues	$815,709	$782,985	$687,949	$807,454
Total benefits and expenses	469,135	483,283	512,624	702,879
Income (loss) from operations before income taxes	346,574	299,702	175,325	104,575
Net income (loss)	$279,170	$249,068	$172,179	$85,386
Subsequent to 2014, the Company identified and recorded additional out-of-period adjustments primarily related to the third and fourth quarter of 2014 of $20 million and $10 million, respectively, primarily reflecting a benefit from the release of reserves related to certain variable annuities products with optional living benefit guarantees.
Management has evaluated the impact of all out-of-period adjustments in 2014 and 2015, both individually and in the aggregate, and concluded that they are not material to the current quarter or to any previously reported quarterly or annual financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of
Pruco Life Insurance Company:
In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 12 of the Consolidated Financial Statements, the Company has entered into extensive transactions with affiliated entities.
/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 10, 2016

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Appreciable Account. (Note 4)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 6)
(ii)	Selling Agreement used from 11-2008 to current. (Note 5)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 5)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 5)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 5)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 5)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 5)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 5)

(d)	Contracts:
(i)	Variable Appreciable Life Insurance Contracts with fixed Death Benefit (Note 4)
(ii)	Variable Appreciable Life Insurance Contracts with Variable Death Benefit (Note 4)
(iii)	Complaint Notice for use in Texas with Variable Appreciable Life Contracts. (Note 4)
(iv)	Notice giving information for Consumers for use in Illinois with Variable Appreciable Life Insurance Contracts. (Note 4)
(v)	Endorsement for Misstatement of Age and/or Sex for use in Pennsylvania with Variable Appreciable Life. (Note 4)
(vi)	Revised Contract with fixed death benefit. (Note 4)
(vii)	Revised Contract with variable death benefit. (Note 4)
(viii)	Rider for Insured's Waiver of Premium Benefit. (Note 4)
(ix)	Rider for Applicant's Waiver of Premium Benefit. (Note 4)
(x)	Rider for Insured's Accidental Death Benefit. (Note 4)
(xi)	Rider for Level Term Insurance Benefit on Life of Insured. (Note 4)
(xii)	Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 4)
(xiii)	Rider for Interim Term Insurance Benefit. (Note 4)
(xiv)	Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 4)
(xv)	Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 4)
(xvi)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 4)
(xvii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions. (Note 4)
(xviii)	Rider for Level Term Insurance Benefit on Dependent Children-from Term Conversions or Attained Age Change. (Note 4)
(xix)	Rider covering lack of Evidence of Insurability on a Child. (Note 4)
(xx)	Rider modifying Waiver of Premium Benefit. (Note 4)
(xxi)	Rider to terminate a Supplementary Benefit. (Note 4)
(xxii)	Rider providing for election of Variable Reduced Paid-up Insurance. (Note 4)
(xxiii)	Rider to provide for exclusion of Aviation Risk. (Note 4)
(xxiv)	Rider to provide for exclusion of Military Aviation Risk. (Note 4)
(xxv)	Rider to provide for exclusion for War Risk. (Note 4)
(xxvi)	Endorsement for Contractual Conversion of a Term Policy. (Note 4)
(xxvii)	Endorsement for Conversion of a Dependent Child. (Note 4)
(xxviii)	Endorsement for Conversion of Level Term Insurance Benefit on a Child. (Note 4)
(xxix)	Endorsement providing for Variable Loan Interest rate. (Note 4)
(xxx)	Rider for Automatic Premium Loan for use in Maryland and Rhode Island. (Note 4)
(xxxi)	Certification guaranteeing Right to Convert for use in Virginia. (Note 4)
(xxxii)	Endorsement for Increase and Decrease in Face Amount. (Note 4)
(xxxiii)	Supplementary Monthly Renewable Non-Convertible One Month Term Insurance. (a) for use with fixed death benefit Contract. (Note 4) (b) for use with variable death benefit Contract. (Note 4)
(xxxiv)	Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 4)
(xxxv)	Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 4)
(xxxvi)	Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 4)
(xxxvii)	Appreciable Plus Rider. (Note 4)
(xxxviii)	Living Needs Benefit Rider: (a) for use in Florida. (Note 4) (b) for use in all approved jurisdictions except Florida. (Note 4)

(e)	Application:
(i)	Application for Variable Appreciable Life Insurance Contract. (Note 4)
(ii)	Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 4)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 4)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Prudential. (Note 2)
(ii)	Amendments (1-13) to the Agreement between Pruco Life and Prudential. (Note 8)

(h)	Participation Agreements:
(i)	Form of 22c-2 Agreement (Note 3)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 7)
(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 10)
(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 11)

(j)	Not Applicable.:

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorney: John Chieffo, Lori D. Fouché, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Kent D. Sluyter, Kenneth Y. Tanji. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)
Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b)(12)(ii) and method of computing cash adjustment upon exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 9)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 20, 2006 on behalf of the Pruco Life Variable Appreciable Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 38 to this Registration Statement, filed April 13, 2007 on behalf of the Pruco Life Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 40 to this Registration Statement, filed April 21, 2009 on behalf of the Pruco Life Variable Appreciable Account.
(Note 5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158634, filed July 6, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 41 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 15, 2011 on behalf of the Pruco Life Variable Appreciable Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed April 16, 2013, on behalf of the Pruco Life Variable Appreciable Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 46 to this Registration Statement, filed April 15, 2014, on behalf of the Pruco Life Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 20 to Form Registration No. 333-112808, filed April 7, 2014, on behalf of the Pruco Life Variable Universal Account
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 28 to Form Registration No. 333-112808, filed April 7, 2015, on behalf of the Pruco Life Variable Universal Account

Item 27. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JOHN CHIEFFO – Vice President and Director

LORI D. FOUCHÉ - Chief Executive Officer, President, and Director

YANELA C. FRIAS - Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

BERNARD J. JACOB - Director

RICHARD F. LAMBERT - Director

KENT D. SLUYTER - Senior Vice President and Director

KENNETH Y. TANJI -Treasurer and Director

OFFICERS WHO ARE NOT DIRECTORS

THERESA M. DZIEDZIC - Senior Vice President, Chief Actuary and Appointed Actuary

WILLIAM J. EVERS - Vice President and Corporate Counsel

SUN-JIN MOON - Vice President and Assistant Secretary

JAMES M. O’CONNOR - Senior Vice President and Actuary

LYNN K. STONE - Vice President, Chief Legal Officer, and Secretary

JORDAN K. THOMSEN - Vice President and Corporate Counsel

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated.  The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed April 21, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Pruco Securities"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Pruco Securities's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
Union Security Insurance Company - Variable Account C

The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Pruco Securities”)

Name and Principal Business Address --------------------------------------------------	Position and Office with Pruco Securities ---------------------------------------------
Kent D. Sluyter (Note 1)	Chairman of the Board, Manager
Kevin M. Brayton (Note 6)	Vice President, Manager
Caroline A. Feeney (Note 1)	Manager
Lori D. Fouché (Note 2)	Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 4)	Vice President, Manager
Stuart S. Parker (Note 7)	Manager
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
David S. Campen (Note 1)	Assistant Controller
Michael J. McQuade (Note 3)	Assistant Controller
Robert P. Smit (Note 3)	Assistant Controller
Robert A. Szuhany (Note 3)	Assistant Controller
Mary E. Yourth (Note 3)	Assistant Controller
Mina C. Bailey (Note 2)	Assistant Secretary
John M. Cafiero (Note 2)	Assistant Secretary
Michael J. Korinko (Note 1)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Adam Scaramella (Note 1)	Chief Legal Officer, Vice President, Assistant Secretary
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Michele E. Talafha (Note 8)	Assistant Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Conway Lee (Note 1)	Secretary
Jason R. Chupak (Note 2)	Treasurer
Charles M. O'Donnell (Note 1)	Vice President
Joseph P. Tasso (Note 5)	Vice President
John F. Keenan (Note 6)	Vice President
Peter C. Gayle (Note 5)	Vice President

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 1 Mill Ridge Lane, Chester, NJ 07930
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 280 Trumbull Street, 1 Commercial Plaza, Hartford, CT 06103 (Note 7) 655 Broad Street, Newark, NJ 07102 (Note 8) 2 Gateway Center, Newark, NJ 07102

(c) Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives.  Pruco Securities retained compensation of $2,464,259 in 2015, $2,359,868 in 2014, and $2,192,800 in 2013.  Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $97,551,382, which represents Pruco Securities's total 2015 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Pruco Securities during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Pruco Securities	$49,285,188	$-0-	$48,266,194	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

       Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 8th day of April, 2016.

(Seal)
Pruco Life Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

By: /s/ Sun-Jin Moon Sun-Jin Moon Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 48 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 8th day of April, 2016.

Signature and Title

/s/ *
John Chieffo
Vice President and Director

/s/ *
Lori D. Fouché
President, Chief Executive Officer, and Director

/s/ *
Yanela C. Frias
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Richard F. Lambert
Director

/s/ *
Kent D. Sluyter
Director

/s/ *
Kenneth Y. Tanji
Treasurer and Director
*By: /s/ Sun-Jin Moon Sun-Jin Moon (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(k) Legal Opinion and Consent:		Opinion and Consent of Sun-Jin Moon, Esq. as to the legality of the securities being registered.

(n) Other Opinions:	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(ii)	Powers of Attorney: John Chieffo, Lori D. Fouché, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Kent D. Sluyter, Kenneth Y. Tanji.